EXHIBIT B TO CONFIRMATION ORDER




CLEARY, GOTTLIEB, STEEN & HAMILTON
Deborah M. Buell (DB 3562)
James L. Bromley (JB 5125)
One Liberty Plaza
New York, New York 10006

and

JENNER & BLOCK, LLC
Vincent E. Lazar (VL 7320)
Christine L. Childers (CC 0092)
One IBM Plaza
Chicago, Illinois 60611



UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
 -------------------------------------------x
                                            :
 In re:                                     :   Chapter 11
                                            :
 OGDEN NEW YORK SERVICES, INC., et al.,     :   Case Nos. 02-40826 (CB), et al.
                                -- ---                                   -- ---
                                            :
    Debtors and Debtors in Possession       :
                                            :   Jointly Administered
                                            :
 -------------------------------------------x

               DEBTORS' SECOND JOINT PLAN OF REORGANIZATION UNDER
                       CHAPTER 11 OF THE BANKRUPTCY CODE
                       ---------------------------------


                                  March 2, 2004


                  Covanta Energy Corporation and those of its affiliates set forth on Exhibit 1 attached hereto (each a "Reorganizing Debtor" and collectively, the "Reorganizing Debtors"), as debtors and debtors in possession under chapter 11 of title 11 of the United States Code, in each of their separate cases, which have been consolidated for procedural purposes only, hereby propose and file this Second Joint Plan of Reorganization.


                                Table of Contents

                                                                                                         Page

ARTICLE I        DEFINITIONS AND INTERPRETATION.............................................................1

    1.1      Definitions....................................................................................1

ARTICLE II       TREATMENT OF ADMINISTRATIVE EXPENSE CLAIMS AND PRIORITY TAX CLAIMS........................24

    2.1      Non-Classification............................................................................24

    2.2      Administrative Expense Claims.................................................................24

    2.3      Compensation and Reimbursement Claims.........................................................25

    2.4      Priority Tax Claims...........................................................................26

    2.5      DIP Financing Facility Claims.................................................................26

ARTICLE III      CLASSIFICATION OF CLAIMS AND EQUITY INTERESTS.............................................27

    3.1      General Rules of Classification...............................................................27

ARTICLE IV       TREATMENT OF CLAIMS AND EQUITY INTERESTS..................................................27

    4.1      Class 1 - Allowed Priority Non-Tax Claims.....................................................29

    4.2      Class 2 - Allowed Project Debt Claims and the Allowed CIBC Secured Claim......................29

    4.3      Class 3 - Allowed Secured Claims..............................................................30

    4.4      Class 4 - Allowed Operating Company Unsecured Claims..........................................34

    4.5      Class 5 - Allowed Parent and Holding Company Guarantee Claims.................................35

    4.6      Class 6 - Allowed Parent and Holding Company Unsecured Claims.................................35

    4.7      Class 7 - Allowed Convertible Subordinated Bond Claims........................................36

    4.8      Class 8 - Allowed Convenience Claims..........................................................36

    4.9      Class 9 - Intercompany Claims.................................................................36

    4.10     Class 10 - Subordinated Claims................................................................37

    4.11     Class 11 - Equity Interests in Subsidiary Debtors.............................................37

    4.12     Class 12 - Equity Interests in Covanta Huntington,
                        Covanta Onondaga and DSS Environmental.............................................38

    4.13     Class 13 - Old Covanta Stock Equity Interests.................................................38

ARTICLE V        ACCEPTANCE OR REJECTION OF THE REORGANIZATION PLAN........................................38

    5.1      Voting of Claims..............................................................................38

    5.2      Acceptance by an Impaired Class...............................................................39

    5.3      Presumed Acceptance of Plan...................................................................39

    5.4      Presumed Rejection of Plan....................................................................39

    5.5      Cramdown......................................................................................39

ARTICLE VI       MEANS FOR IMPLEMENTATION..................................................................39

    6.1      Exit Financing................................................................................39

    6.2      Investment and Purchase Agreement.............................................................39

    6.3      Consummation of Heber Reorganization Plan.....................................................40

    6.4      Authorization of Reorganized Covanta Common Stock
             and Reorganization Plan Notes.................................................................40

    6.5      Cancellation of Existing Securities and Agreements............................................40

    6.6      Board of Directors and Executive Officers.....................................................41

    6.7      Deemed Consolidation of Debtors for Plan Purposes Only........................................41

    6.8      Continued Corporate Existence; Vesting of Assets in the
             Reorganized Debtors and Corporate Restructuring...............................................41

    6.9      Amended Organizational Documents..............................................................42

    6.10     Settlements...................................................................................42

    6.11     Employee Benefits.............................................................................42

    6.12     Deemed Exercise of Put and Intercreditor Adjustment...........................................42

    6.13     Funding the Operating Reserve.................................................................42

ARTICLE VII      DISTRIBUTIONS.............................................................................43

    7.1      Distribution Record Date......................................................................43

    7.2      Date of Distributions.........................................................................43

    7.3      Disbursing Agent..............................................................................43

    7.4      Rights and Powers of Disbursing Agent.........................................................43

    7.5      Surrender of Instruments......................................................................44

    7.6      Delivery of Distributions.....................................................................44

    7.7      Manner of Payment Under Plan..................................................................44

    7.8      De Minimis and Fractional Distributions.......................................................45

    7.9      Exemption from Securities Laws................................................................45

    7.10     Setoffs.......................................................................................45

    7.11     Allocation of Plan Distribution Between Principal and Interest................................45

    7.12     Withholding and Reporting Requirements........................................................46

    7.13     Time Bar to Cash Payments.....................................................................46

    7.14     Closing of Chapter 11 Cases...................................................................46

ARTICLE VIII     PROCEDURES FOR RESOLVING AND TREATING DISPUTED CLAIMS.....................................46

    8.1      No Distribution Pending Allowance.............................................................46

    8.2      Resolution of Disputed Claims and Equity Interests............................................46

    8.3      Estimation of Claims and Equity Interests.....................................................47

    8.4      Reserve Account for Disputed Claims...........................................................47

    8.5      Allowance of Disputed Claims..................................................................48

    8.6      Reserve Account for Subclass 3B Rejecting Bondholder Recovery.................................48

    8.7      Distributions to Allowed Class 6 Claims After the Effective Date..............................50

    8.8      Release of Funds from Disputed Claims Reserve.................................................50

ARTICLE IX       TREATMENT OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES.....................................50

    9.1      General Treatment.............................................................................50

    9.2      Cure of Defaults..............................................................................51

    9.3      Approval of Assumption of Certain Executory Contracts.........................................52

    9.4      Approval of Rejection of Executory Contracts and Unexpired Leases.............................52

    9.5      Deemed Consents and Deemed Compliance.........................................................52

    9.6      Bar Date for Filing Proofs of Claim Relating to Executory
             Contracts and Unexpired Leases Rejected Pursuant
             to the Reorganization Plan....................................................................53

    9.7      Survival of Debtors' Corporate Indemnities....................................................53

    9.8      Reservation of Rights Under Insurance Policies and Bonds......................................53

ARTICLE X        CONDITIONS PRECEDENT TO THE CONFIRMATION DATE AND THE EFFECTIVE DATE......................54

    10.1     Conditions to Confirmation....................................................................54

    10.2     Conditions Precedent to the Effective Date....................................................55

    10.3     Waiver of Conditions..........................................................................56

    10.4     Failure to Satisfy or Waiver of Conditions Precedent..........................................56

ARTICLE XI       EFFECT OF CONFIRMATION....................................................................56

    11.1     Revesting of Assets...........................................................................56

    11.2     Discharge of Claims and Cancellation of Equity Interests......................................56

    11.3     Discharge of Reorganizing Debtors.............................................................57

    11.4     Binding Effect................................................................................57

    11.5     Term of Injunctions or Stays..................................................................57

    11.6     Injunction Against Interference with Plan.....................................................57

    11.7     Exculpation...................................................................................58

    11.8     Rights of Action..............................................................................59

    11.9     Injunction....................................................................................59

    11.10    Release.......................................................................................60

ARTICLE XII      RETENTION OF JURISDICTION.................................................................61

    12.1     Jurisdiction of Court.........................................................................61

ARTICLE XIII     MISCELLANEOUS PROVISIONS..................................................................63

    13.1     Deletion of Classes and Subclasses............................................................63

    13.2     Dissolution of the Committee..................................................................63

    13.3     Effectuating Documents and Further Transactions...............................................63

    13.4     Payment of Statutory Fees.....................................................................63

    13.5     Modification of Plan..........................................................................64

    13.6     Courts of Competent Jurisdiction..............................................................64

    13.7     Exemption From Transfer Taxes.................................................................64

    13.8     Rules of Construction.........................................................................65

    13.9     Computation of Time...........................................................................65

    13.10    Successors and Assigns........................................................................65

    13.11    Notices.......................................................................................66

    13.12    Severability..................................................................................67

    13.13    Governing Law.................................................................................67

    13.14    Exhibits......................................................................................67

    13.15    Counterparts..................................................................................67

                         EXHIBITS TO REORGANIZATION PLAN



Exhibit Number              Exhibit

       1                 List of Reorganizing Debtors

       2                 List of Liquidating Debtors

       3 List of Reorganizing Debtors That Filed on Initial Petition Date and Subsequent Petition Date

       5                 Description of 9.25% Settlement

    9.1A                 List of Rejecting Debtors

    9.1A(s)              Rejecting Debtors' Schedule Of Assumed Contracts
                         And Leases

    9.1B                 List of Assuming Debtors

    9.1B(s)              Assuming Debtors' Schedule Of Rejected Contracts
                         And Leases

                   EXHIBITS TO REORGANIZATION PLAN SUPPLEMENT

Exhibit Number              Exhibit

      1                     New CPIH Funded Debt

      2                     New CPIH Revolver Facility

      3                     New High Yield Indenture

      4                     First Lien L/C Facility

      5                     Second Lien L/C Facility

      6                     Covanta Unsecured Subordinated Notes Indenture

      7                     Term Sheet for Class 3B Stock Offering

      8                     Domestic Intercreditor Agreement

      9                     International Intercreditor Agreement

     10                     Tax Sharing Agreement

                                  INTRODUCTION

                  These Chapter 11 Cases have been consolidated for procedural purposes only and are being jointly administered pursuant to an order of the Court. While this is a Joint Reorganization Plan for each of the Reorganizing Debtors, and without limiting the terms of Section 6.8 of this Reorganization Plan, it does NOT provide that these Chapter 11 Cases will be substantively consolidated. Capitalized terms used herein shall have the meanings ascribed to such terms in Article I of this Reorganization Plan.

                  Reference is made to the Disclosure Statement accompanying this Reorganization Plan, including the Exhibits thereto, for a discussion of the Reorganizing Debtors' history, business, results of operations and properties, and for a summary and analysis of the Reorganization Plan. All creditors are encouraged to consult the Disclosure Statement and read this Reorganization Plan carefully before voting to accept or reject this Reorganization Plan.

                  NO SOLICITATION MATERIALS, OTHER THAN THE DISCLOSURE STATEMENT AND RELATED MATERIALS TRANSMITTED THEREWITH AND APPROVED BY THE COURT, HAVE BEEN AUTHORIZED BY THE COURT FOR USE IN SOLICITING ACCEPTANCES OR REJECTIONS OF THIS REORGANIZATION PLAN.

                  The Reorganizing Debtors reserve the right to proceed with confirmation of this Reorganization Plan as to some but not all of the Reorganizing Debtors.

                                   ARTICLE I

                         DEFINITIONS AND INTERPRETATION

              1.1 Definitions. In addition to such other terms as are defined in other Sections of this Reorganization Plan, the following terms (which appear herein as capitalized terms) shall have the meanings set forth below, such meanings to be applicable to both the singular and plural forms of the terms defined. A term used in this Reorganization Plan and not defined herein or elsewhere in this Reorganization Plan, but that is defined in the Bankruptcy Code has the meaning set forth therein.

                  "Accepting Bondholder" means any member of Subclass 3B other than a Rejecting Bondholder.

                  "Additional Distributable Cash" means, if Distributable Cash is equal to $60 million, an amount of Cash equal to the lesser of (i) $7.2 million and (ii) the amount of Post- Closing Cash in excess of Distributable Cash.

                  "Additional New Lenders" means the lenders that underwrite the entire commitment with respect to the Second Lien L/C Facility and the New CPIH Revolver Facility.

                  "Administrative Expense Claim" means a Claim under sections 503(b), 507(a)(1), 507(b) or 1114(e)(2) of the Bankruptcy Code, including, without limitation, any actual and necessary expenses incurred after the Petition Date for preserving the assets of the Reorganizing Debtors, any actual and necessary costs and expenses of operating the businesses of the Reorganizing Debtors incurred after the Petition Date, all compensation and reimbursement of expenses allowed by the Court under sections 330, 331 or 503 of the Bankruptcy Code, any reclamation claims arising under section 546(c) of the Bankruptcy Code, and any amounts payable with respect to Tranche A or Tranche B of the DIP Financing Facility.

                  "Administrative Expense Claim Bar Date" means the date that is thirty (30) days following the Effective Date. The Administrative Expense Claim Bar Date shall apply to all holders of Administrative Expense Claims not satisfied prior to the Administrative Expense Claim Bar Date, except that the Administrative Expense Claim Bar Date shall not apply to holders of the following limited types of claims: (a) United States Trustee Claims; (b) post-petition liabilities incurred and payable in the ordinary course of business by any Reorganizing Debtor; or (c) fees and expenses incurred by (i) Retained Professionals and (ii) Persons employed by the Reorganizing Debtors or serving as independent contractors to the Reorganizing Debtors in connection with their reorganization efforts, including without limitation the Balloting Agent.

                  "Administrative Expense Claims Reserve" shall have the meaning assigned to such term in the Liquidation Plan.

                  "Agent Banks" means Bank of America, N.A., as Administrative Agent, and Deutsche Bank, AG, New York Branch, as Documentation Agent, under the Prepetition Credit Agreement.

                  "Allowed" means, with reference to the portion of any Claim (other than Administrative Expense Claims) or Equity Interest and with respect to each Reorganizing Debtor, (a) any such Claim against or Equity Interest in such Reorganizing Debtor which has been listed by a Reorganizing Debtor in its Schedules, as such Schedules have been or may be amended or supplemented by a Reorganizing Debtor from time to time in accordance with Bankruptcy Rule 1009, as liquidated in amount and not disputed or contingent and for which no contrary proof of claim or interest has been filed, (b) any Claim or Equity Interest allowed (i) under the Reorganization Plan or under any settlement agreement incorporated or otherwise implemented hereby, (ii) by Final Order, or (iii) as to which the liability of each Reorganizing Debtor and the amount thereof are determined by a final, non-appealable order of a court of competent jurisdiction other than the Court or (c) as to which a proof of claim has been timely filed before the applicable Bar Date in a liquidated amount with the Court pursuant to the Bankruptcy Code or any order of the Court, provided that (i) no objection to the allowance of such Claim or notice to expunge such Claim has been interposed by the Reorganizing Debtors, the Committee, the United States Trustee or any other party in interest as permitted under the Bankruptcy Code before any final date for the filing of such objections or motions set forth in the Reorganization Plan, the Confirmation Order or other order of the Court, or (ii) if such objection or motion has been filed and not withdrawn, such objection or motion has been overruled by a Final Order (but only to the extent such objection or motion has been overruled); provided, further that any such Claims or Equity Interests allowed solely for the purpose of voting to accept or reject the Reorganization Plan pursuant to an order of the Court shall not be considered "Allowed Claims" or "Allowed Equity Interests" for the purpose of distributions hereunder. Except as expressly stated in this Reorganization Plan or as provided under section 506(b) of the Bankruptcy Code or a Final Order of the Court, an Allowed Claim shall not include interest on the principal amount of any Claim accruing from and after the Petition Date or any fees (including attorneys' fees), costs or charges (including late payment charges) related to any Claim accruing from or after the Petition Date.

                  "Allowed Administrative Expense Claim" means the portion of any Administrative Expense Claim (including any interest for which the Reorganizing Debtors are legally obligated) that is (i) incurred or arising after the Petition Date and prior to the Effective Date, (ii) for those Administrative Expense Claims as to which the Administrative Expense Claim Bar Date is applicable, which has been filed before the Administrative Expense Bar Date, and (iii) as to which no objection to the allowance of such Administrative Expense Claim has been filed by the Reorganizing Debtors, the Committee, the United States Trustee or any other party in interest as permitted under the Bankruptcy Code. All Administrative Expense Claims arising under or relating to the DIP Financing Facility are deemed Allowed Administrative Expense Claims.

                  "Allowed Class o Claim " means an Allowed Claim in the specified Class.

                  "Allowed Priority Tax Claims" means any Claim that is Allowed pursuant to Section 2.4 of this Reorganization Plan.

                  "Allowed Subclass 3A Secured Claim Amount" means the aggregate Allowed amount of the Secured Bank Claims, currently estimated to be $415 million including accrued but unpaid fees and interest, but subject to ultimate resolution of the claims under the Prepetition Credit Agreement.

                  "Allowed Subclass 3B Secured Claim Amount" means the aggregate Allowed amount of the 9.25% Debenture Claims, currently estimated to be $105 million including accrued but unpaid fees and interest, but subject to ultimate resolution of the claims under the 9.25% Debentures Adversary Proceeding.

                  "Allowed Subclass 3B Settlement Amount" means the aggregate amount of the Subclass 3B Secured Claims held by holders that are Accepting Bondholders.

                  "Assuming Debtors' Schedule of Rejected Contracts and Leases" means the schedule of the executory contracts and unexpired leases to which each of the Assuming Debtors (as defined in Section 9.1(b) of this Reorganization
Plan) is a party that will be rejected under Article IX of the Plan, which schedule has been filed as Exhibit 9.1B hereto and shall be served on the relevant parties no less than twenty-three (23) days prior to the Confirmation Hearing.

                  "Ballot" means the ballot that accompanies the Disclosure Statement upon which holders of Impaired Claims entitled to vote on the Reorganization Plan shall indicate their acceptance or rejection of the Reorganization Plan.

                  "Ballot Deadline" means the date and time set by the Court by which the Balloting Agent must receive all Ballots.

                  "Balloting Agent" means Bankruptcy Services LLC ("BSI") or such other entity authorized by the Court to distribute, collect and tally Ballots.

                  "Bankruptcy Code" means title 11 of the United States Code, as amended from time to time, as applicable to the Chapter 11 Cases.

                  "Bankruptcy Rules" means the Federal Rules of Bankruptcy Procedure promulgated by the United States Supreme Court under 28 U.S.C. ss. 2075 and the local rules of the Court (including any applicable local rules and standing and administrative orders of the Court), as now in effect or hereafter amended, as applicable to the Chapter 11 Cases.

                  "Bar Date" means the applicable date or dates fixed by the Court or this Reorganization Plan for filing proofs of claim or interests in the Chapter 11 Cases.

                  "Bondholders Committee" means the Informal Committee of Secured Debenture Holders of certain holders of, and the Indenture Trustee for, the 9.25% Debentures issued by Covanta.

                  "Business Day" means any day other than a Saturday, Sunday or "legal holiday" as such term is defined in Bankruptcy Rule 9006(a).

                  "Canadian Loss Sharing Lenders" means the institutions identified as such pursuant to the Intercreditor Agreement and their permitted successors and assigns.

                  "Cash" means lawful currency of the United States, including cash equivalents, bank deposits, checks and other similar items, unless otherwise indicated.

                  "Chapter 11 Cases" means the voluntary cases under Chapter 11 of the Bankruptcy Code commenced by each Reorganizing Debtor, which cases are currently pending before the Court under the caption In re Ogden Services New York, Inc. et al., Case Nos. 02-40826 (CB), et al.

                  "CIBC" means Canadian Imperial Bank of Commerce.

                  "Claim" has the meaning set forth in section 101 of the Bankruptcy Code, whether or not asserted.

                  "Claims Objection Deadline" means that day which is one hundred eighty (180) days after the Effective Date, as the same may be extended from time to time by the Court, without further notice to parties in interest.

                  "Class" means any group of similar Claims or Equity Interests described in Article IV of the Reorganization Plan in accordance with section 1123(a)(1) of the Bankruptcy Code.

                  "Class 3B Stock Offering" means a stock offering that will be made by the Plan Sponsor after the Effective Date pursuant to which those holders of Allowed Class 3B Claims that vote in favor of this Reorganization Plan will have the non-transferable right to purchase up to but no more than 3,000,000 shares of common stock (the actual number of shares issued being subject to the level of public participation in the DHC Rights Offering, the issuance of common stock pursuant to the Plan Sponsor's backstop arrangements with the Investors for the DHC Rights Offering and the related Ownership Change Limitation, it being understood that such factors may preclude issuance of any shares) issued by the Plan Sponsor at an exercise price of $1.53 per share in accordance with the terms of the Class 3B Stock Offering term sheet set forth in the Reorganization Plan Supplement, which term sheet shall be in form acceptable to the Plan Sponsor.

                  "Class 6 Counsel" means counsel for the Committee as authorized pursuant to Section 11.8(b) of this Reorganization
Plan.

                  "Class 6 Litigation Claims" means any preference actions, fraudulent conveyance actions, rights of setoff and other claims or causes of action under sections 544, 547, 548, 549, 550 and 553 of the Bankruptcy Code and other applicable bankruptcy law that may be brought against the holder of any Unsecured Claim against the Reorganizing Debtors or Liquidating Debtors but specifically excluding any such claims against any or all of the following: (i) the Prepetition Lenders, (ii) the DIP Lenders, (iii) the Agent Banks, (iv) the DIP Agents, (v) holders of 9.25% Debentures (except as otherwise specifically provided under this Reorganization Plan), (vi)the Plan Sponsor, (vii) the Investors, and (viii) any affiliates or advisors of any of the persons or entities described in clauses (i), (ii), (iii), (iv), (v), (vi) or (vii) of this definition.

                  "Class 6 Representative" means a representative of holders of Allowed Class 6 Claims that will be designated by the Committee prior to the Effective Date or such other Person as shall be designated in replacement thereof by order of the Court.

                  "Class B Palladium Preferred Shares" means the preferred shares issued by Palladium Finance Corporation II that are owned by CIBC and the Canadian Loss Sharing Lenders.

                  "Class 6 Unsecured Notes" means Reorganization Plan Unsecured Notes in the aggregate principal amount of $4 million to be distributed to holders of Allowed Class 6 Claims in accordance with Section 4.6 of this Reorganization Plan. The Reorganized Debtors shall have the option to delay issuance of the Class 6 Unsecured Notes until immediately after such time as the Disbursing Agent, in consultation with the Class 6 Representative, elects to make an interim or final Distribution to holders of Allowed Class 6 Claims in accordance with Section 8.7 of this Reorganization Plan; provided, however, that in the event that the Reorganized Debtors shall elect to delay issuance of the Class 6 Unsecured Notes, any subsequent Distribution of the Class 6 Unsecured Notes shall include all accrued interest, whether made in Cash or otherwise, that a holder of such Notes would have been entitled to receive for the period from the Effective Date through and including the Date of such subsequent Distribution.

                  "Committee" means the Official Committee of Unsecured Creditors appointed by the Office of the United States Trustee in the Chapter 11 Cases pursuant to section 1102 of the Bankruptcy Code, as appointed, modified or reconstituted from time to time.

                  "Confirmation Date" means the date on which the clerk of the Court enters the Confirmation Order on the docket, within the meaning of Bankruptcy Rules 5003 and 9021.

                  "Confirmation Hearing" means the hearing held by the Court to consider confirmation of the Reorganization Plan pursuant to section 1128 of the Bankruptcy Code, as such hearing may be adjourned or continued from time to time.

                  "Confirmation Order" means the order of the Court confirming the Reorganization Plan pursuant to section 1129 of the Bankruptcy Code, together with any subsequent orders, if any, pursuant to sections 1127 and 1129 of the Bankruptcy Code approving modifications to the Reorganization Plan, which in each case shall be in form and substance satisfactory to the Reorganizing Debtors.

                  "Convenience Claim" means any Unsecured Claim, other than an Intercompany Claim, against any Operating Company Reorganizing Debtor in an amount equal to or less than $2,500. For purposes of determining whether an Unsecured Claim qualifies as a Convenience Claim, all Unsecured Claims held by a Person against any Operating Company Reorganizing Debtor shall be considered separately and shall not be aggregated in making such determination.

                  "Convertible Subordinated Bond Claims" means any Unsecured Claim that arises out of, or is attributable to, ownership of the Convertible Subordinated Bonds.

                  "Convertible Subordinated Bonds" means all the convertible subordinated notes issued by Covanta, including (i) those in the aggregate principal amount of $85,000,000 bearing an interest rate of 6% per annum and
(ii) those in the aggregate principal amount of $63,500,000 bearing an interest rate of 5-3/4% per annum.

                  "Court" collectively means the United States Bankruptcy Court for the Southern District of New York and, to the extent it may exercise jurisdiction over the Chapter 11 Cases, the United States District Court for the Southern District of New York or if either such court ceases to exercise jurisdiction over the Chapter 11 Cases, such other Court or adjunct thereof that exercises competent jurisdiction over the Chapter 11 Cases or any proceeding therein.

                  "Covanta" means Covanta Energy Corporation, a Reorganizing Debtor and the ultimate corporate parent directly or indirectly holding an interest in all the Reorganizing Debtors in these Chapter 11 Cases.

                  "Covanta Energy Americas" means Covanta Energy Americas, Inc., a Reorganizing Debtor.

                  "Covanta Huntington" means Covanta Huntington, L.P., a Reorganizing Debtor.

                  "Covanta Onondaga" means Covanta Onondaga, L.P., a Reorganizing Debtor.

                  "CPIH" means Covanta Power International Holdings, Inc., a Reorganizing Debtor.

                  "CPIH Participation Interest" means a provision contained in the International Intercreditor Agreement entitling the holders of Allowed Class 6 Claims to receive from a distribution of net proceeds resulting from (i) the sale or other disposition of CPIH and its subsidiaries, or (ii) the sale or other disposition of the assets of CPIH and its subsidiaries, an amount equal to five percent (5%) of the net proceeds when distributed from any such sale or disposition, but in no event shall such amount received pursuant to such participation interest exceed $4 million in the aggregate, which agreement shall be subject to a satisfactory intercreditor agreement among the holders of the New CPIH Funded Debt, the Class 6 Representative or an agent of such class as a whole and Reorganized CPIH, which intercreditor agreement shall provide, inter alia, that any successor or assign of the New CPIH Funded Debt shall be bound to the terms of such agreement.

                  "Deficiency Claim" means an Allowed Claim of a holder equal to the amount by which the aggregate Allowed Claims of such holder exceed the sum of (a) any setoff rights of the holder permitted under section 553 of the Bankruptcy Code plus (b) (without duplication of clause (a)) the Secured Claim of such holder; provided, however, that if the holder of a Secured Claim makes the election pursuant to section 1111(b)(2) of the Bankruptcy Code, there shall not be a Deficiency Claim in respect of such Claim.

                  "Determination Date" shall mean the earlier of (i) the date on which all of the Class 4 Claims and the Priority Tax Claims under Section 2.4 of this Reorganization Plan shall be deemed Allowed or otherwise be resolved by order of the Court or by compromise approved by order of the Court, (ii) the date on which Reorganized Covanta determines that the maximum aggregate principal amount of Allowed Class 4 Claims and Allowed Priority Tax Claim under
Section 2.4 of this Reorganization Plan could not exceed $70 million and (iii) such date as the majority of the holders of the New CPIH Funded Debt (or their permitted assigns) may choose in writing delivered to Reorganized Covanta and Reorganized CPIH after the Effective Date.


                  "DHC Rights Offering" means a rights offering of the Plan Sponsor's common stock made by the Plan Sponsor to the public pursuant to an effective registration statement to be filed after the Effective Date.

                  "DIP Agents" means Bank of America, N.A., as administrative agent, and Deutsche Bank AG, New York branch, as documentation agent, under the DIP Financing Facility.

                  "DIP Financing Facility" means the Debtor-in-Possession Credit Agreement, dated as of April 1, 2002, among the Reorganizing Debtors, the Heber Debtors, the Liquidating Debtors, the DIP Lenders and the DIP Agents, as it has been or may be amended and modified from time to time, and as approved and extended by order of the Court.

                  "DIP Lenders" means those Persons from time to time party to the DIP Financing Facility as lenders.

                  "Disbursing Agent" means Reorganized Covanta, in its capacity as disbursing agent under this Reorganization Plan, together with such other persons as may be selected by Reorganized Covanta in accordance with, or otherwise referred to in, Section 7.3 of this Reorganization Plan.

                  "Disclosure Statement" means the written disclosure statement that relates to this Reorganization Plan and the Liquidation Plan and is approved by the Court pursuant to section 1125 of the Bankruptcy Code, as such disclosure statement may be amended, modified, or supplemented (and all exhibits and schedules annexed thereto or referred to therein) and that is prepared and distributed in accordance with section 1125 of the Bankruptcy Code and Bankruptcy Rule 3018.

                  "Disputed Claim" means that portion (including, when appropriate, the whole) of a Claim that is not an Allowed Claim, is subject to an Estimation Request, or as to which an objection has been filed. For the purposes of the Reorganization Plan, a Claim shall be considered a Disputed Claim in its entirety before the time that an objection has been or may be filed if: (a) the amount or classification of the Claim specified in the relevant proof of claim exceeds the amount or classification of any corresponding Claim scheduled by a Reorganizing Debtor in its Schedules; (b) any corresponding Claim scheduled by a Reorganizing Debtor has been scheduled as disputed, contingent or unliquidated in its Schedules; or (c) no corresponding Claim has been scheduled by a Reorganizing Debtor in its Schedules.

                  "Disputed Claims Reserve" means, with respect to each Class of Claims in which there exists any Disputed Claim on or after the Effective Date other than Class 4, Cash or Reorganization Plan Notes to be set aside by the Disbursing Agent in separate accounts corresponding to each such Class of Claims in which there are Disputed Claims, in an amount such that, if such Disputed Claims become Allowed Claims, there will be sufficient Cash or Reorganization Plan Notes to pay all such Disputed Claims pro rata with Allowed Claims in such Class with respect to each such Class of Claims in accordance with the provisions of this Reorganization Plan. Each Disputed Claims Reserve is to be maintained under this Reorganization Plan, as set forth more fully in Article VIII of this Reorganization Plan.

                  "Distributable Cash" means an amount of Cash equal to the lesser of (i) $60 million, and (ii) the Post-Closing Cash.

                  "Distribution" means the distribution to holders of Allowed Claims and Allowed Interests in accordance with this Reorganization Plan of Cash, Reorganization Plan Notes, Subsidiary Debtor Equity Securities or other property, as the case may be.

                  "Distribution Address" means (i) the address of the holder of a Claim set forth in the relevant proof of claim, (ii) the address set forth in any written notices of address change delivered to the Disbursing Agent after the date of any related proof of claim, or (iii) if no proof of claim is filed in respect to a particular Claim, the address set forth in the relevant Reorganizing Debtor's Schedules of Assets and Liabilities or register maintained for registered securities.

                  "Distribution Date" means, with respect to Distributions to creditors other than holders of Allowed Class 6 Claims or holders of Class 4 Claims that become Allowed after the Effective Date, the date that is the later of (i) the Effective Date or as soon thereafter as reasonably practicable, but in no event later than thirty (30) days after the Effective Date, and (ii) the first Business Day after the date that is thirty (30) days after the date such Claims become Allowed Claims or otherwise become payable under the Reorganization Plan. With respect to Distributions to holders of Allowed Class 6 Claims, the Distribution Date shall mean either: (i) a date designated by the Disbursing Agent, in consultation with the Class 6 Representative, for an interim Distribution to holders of Allowed Class 6 Claims, or (ii) as soon as practicable after a final determination with respect to the allowance or disallowance of all Class 6 Claims. With respect to Distributions to holders of Class 4 Claims that become Allowed after the Effective Date, the Distribution Date shall mean initially the date that is thirty (30) days after the Effective Date and thereafter the end of each succeeding calendar quarter with respect to any Class 4 Claims that have become Allowed within such calendar quarter.

                  "Distribution Record Date" means the Confirmation Date or, with respect to holders of 9.25% Debenture Claims, the date fixed by the Court as the record date for determining the holders of 9.25% Debentures who are entitled to receive Distributions under this Reorganization Plan.

                  "Domestic Intercreditor Agreement" means the intercreditor agreement to be entered into by Reorganized Covanta and each of its subsidiaries party thereto, as borrowers under the First Lien L/C Facility, each of its subsidiaries party thereto, as borrowers under the Second Lien L/C Facility, the financial institutions listed therein as lenders, agents and/or trustee substantially in the form set forth in the Plan Supplement

                  "Domestic Reorganizing Debtors" means the Reorganizing Debtors other than CPIH and its direct and indirect subsidiaries.

                  "DSS Environmental" means DSS Environmental, Inc., a Reorganizing Debtor.

                  "Effective Date" means a date, which is a Business Day, selected by each of the Reorganizing Debtors that is no more than ten (10) Business Days following the date on which all conditions set forth in Section
10.2 of this Reorganization Plan have been satisfied or expressly waived pursuant to Section 10.3 of this Reorganization Plan.

                  "Equity Interest" means as to each Reorganizing Debtor, any equity security, partnership interest or share of common stock or other instrument evidencing an ownership interest in such Reorganizing Debtor, regardless of whether it may be transferred, and any option, warrant or right, contractual or otherwise, to acquire an ownership interest or other equity security in such Reorganizing Debtor and shall include any redemption, conversion, exchange, voting participation, dividend rights and liquidation preferences relating thereto.

                  "Estate" means as to each Reorganizing Debtor, the estate which was created by the commencement of such Reorganizing Debtor's Chapter 11 Case pursuant to section 541 of the Bankruptcy Code, and shall be deemed to include, without limitation, any and all privileges of such Reorganizing Debtor and all interests in property, whether real, personal or mixed, rights, causes of action, avoidance powers or extensions of time that such Reorganizing Debtor or such estate shall have had effective as of the commencement of the Chapter 11 Case, or which such estate acquired after the commencement of the Chapter 11 Case, whether by virtue of section 544, 545, 546, 547, 548, 549 or 550 of the Bankruptcy Code or otherwise.

                  "Estimated Recovery Value" means the estimated value of any Distribution under this Reorganization Plan; provided, that with respect to Distributions consisting of Reorganization Plan Notes, the Estimated Recovery Value shall be determined based upon the face amount of such Reorganization Plan Notes (which in the case of the New High Yield Secured Notes shall mean the face amount prior to any accretion in principal amount.

                  "Estimation Request" means a request for estimation of a Claim in accordance with the Bankruptcy Code and Bankruptcy Rules.

                  "Excess Distributable Cash" means (i) as of the Effective Date, if Additional Distributable Cash is equal to $7.2 million, an amount of Cash equal to seventy five percent (75%) of Post-Closing Cash in excess of $67.2 million, and (ii) after the Effective Date, an amount of Cash equal to the amount of excess reserves, if any, as determined in accordance with the proviso to the definition of Exit Costs.

                  "Exit Costs" means the Cash costs for consummation of this Reorganization Plan and, as applicable, the Heber Reorganization Plan, to be either paid or reserved on or shortly after the Effective Date pursuant to the terms hereof, including without limitation, (i) all amounts required to make payments with respect to Distributions to holders of Allowed Administrative Expense Claims (including, without limitation, Allowed Claims for compensation and reimbursement pursuant to Section 2.3 of this Reorganization Plan and Allowed Claims with respect to the DIP Financing Facility), Allowed Priority Tax Claims (but only to the extent paid pursuant to the second sentence of Section
2.4 of this Reorganization Plan), Allowed Class 1 Claims, Allowed Subclass 2A Claims (to the extent paid in Cash within thirty days of the Effective Date) and cure payments with respect to assumed executory contracts, (ii) funding a reserve sufficient to satisfy all anticipated but still unliquidated Administrative Expense Claims (including, without limitation, unliquidated Claims for compensation and reimbursement pursuant to Section 2.3 of this Reorganization Plan and unliquidated Claims with respect to the DIP Financing Facility), unliquidated Class 1 Claims, unliquidated cure payments with respect to assumed executory contracts and funding of reserves with respect to Disputed Claims, (iii) funding the Liquidation Plan Funding Amount, (iv) payment of all costs and expenses associated with the implementation of this Reorganization Plan, including, without limitation, all expenses anticipated or required with respect to the resolution of Claims (including the payment of legal fees in accordance with Sections 8.6(c) and 11.8(b) of this Reorganization Plan), the consummation of all transactions contemplated hereunder, obtaining a final decree closing these Chapter 11 Cases and, to the extent applicable, the Heber Reorganization Plan, (v) severance costs, (vi) establishment of the Cash Tax Reserve as defined in and required by section 6.12(b) of the Investment and Purchase Agreement, including but not limited to tax reserves with respect to the Geothermal Sale, (vii) payment of any Heber Administrative Claims, (viii) the transfer of Cash to CPIH such that CPIH shall have $5 million in accounts under its control, (ix) such other reserves as may be required under one or more of the Exit Financing Agreements and (without duplication of any other provision hereof) the Investment and Purchase Agreement, and (x) a reasonable additional cushion reserve with respect to such Exit Costs; provided, however, that a reasonable period of time after the Effective Date, seventy five percent (75%) of any such reserves held in excess of actual Exit Costs shall be considered Excess Distributable Cash; further, provided, that for purposes of determining the amount of cushion referred to in clause (x) of this definition and the period of time referred to in the preceding proviso, such reasonable determinations shall be mutually agreed upon by Reorganized Covanta, the Plan Sponsor, the DIP Agents and the Bondholders Committee no later than five (5) days prior to the last date by which votes to accept or reject this Reorganization Plan must be submitted .

                  "Exit Financing Agreements" means the agreements providing for new credit facilities, to be entered into on the Effective Date among the applicable Reorganizing Debtors and the Persons identified therein as lenders, consisting of the First Lien L/C Facility, the Second Lien L/C Facility, the New CPIH Funded Debt, the New CPIH Revolver Facility, the New High Yield Indenture, the Domestic Intercreditor Agreement and the International Intercreditor Agreement, each substantially in the form set forth in the Reorganization Plan Supplement, and all collateral and other agreements executed in connection therewith.

                  "Exit Facility Agents" means Bank of America, N.A., as Administrative Agent and Collateral Agent and Deutsche Bank, AG, New York branch, as Documentation Agent, under certain of the Exit Financing Agreements.

                  "Final Order" means an order or judgment of the Court, as entered on the docket of the Court, that has not been reversed, stayed, modified, or amended, and as to which: (a) the time to appeal, seek review or rehearing or petition for certiorari under the Bankruptcy Rules has expired and no timely filed appeal or petition for review, rehearing, remand or certiorari is pending; or (b) any appeal taken or petition for certiorari filed has been resolved by the highest Court to which the order or judgment was appealed or from which certiorari was sought, provided, however, that the possibility that a motion under Rule 59 or Rule 60 of the Federal Rules of Civil Procedure, or any analogous rule under the Bankruptcy Rules or other rules governing procedure in cases before the Court, may be filed with respect to such order or judgment shall not cause such order or judgment not to be a Final Order.

                  "First Lien Facility Commitment Letter" means the commitment letter from Merrill Lynch, Pierce, Fenner & Smith Incorporated, dated February 20, 2004 providing a commitment of up to approximately $138 million with respect to the First Lien L/C Facility, subject to the terms and conditions set forth therein.

                  "First Lien L/C Facility" means the letter of credit facility, secured by a first priority lien on the Post-Confirmation Collateral in the original aggregate face amount of approximately $139 million for purposes of continuing or replacing the unfunded letter of credit issued and outstanding as of the Effective Date under Tranche B of the DIP Financing Facility with respect to the Reorganizing Debtors' Detroit facility and for funding draws with respect thereto.

                  "First Lien Lenders" means the Persons named as lenders with respect to the First Lien L/C Facility or identified as participants with respect to the First Lien L/C Facility in the First Lien Facility Commitment Letter and such other holders of Allowed Class 3 Claims that, subject to the terms of the First Lien Facility Commitment Letter, shall be participants in the First Lien L/C Facility as of the Effective Date.

                  "Free Cash" means the total amount of Cash held by the Reorganizing Debtors on the Effective Date after consummation of the Geothermal Sale and immediately after the closing under the Investment and Purchase Agreement but prior to giving effect to the payment of Exit Costs or any other Distributions or transactions contemplated by this Reorganization Plan; provided, however that Free Cash does not include the Post-Confirmation Working Capital or any other Cash as to which usage by the Reorganizing Debtors is restricted in any manner pursuant to the terms of any applicable agreements to which the Reorganized Debtors are party, including, without limitation, any project financing or operating agreements, that have been or shall be assumed or reinstated in connection with the Reorganization Plan.

                  "Geothermal Sale" means the sale of certain assets related to the Heber Debtors' geothermal independent power production business and the Reorganizing Debtors' equity therein pursuant to the Heber Reorganization Plan.

                  "Heber Administrative Claims" means all Allowed Administrative Expense Claims pursuant to the Heber Reorganization Plan.

                  "Heber Debtors" means AMOR 14 Corporation, Covanta SIGC Energy, Inc. Covanta SIGC Energy II, Inc., Heber Field Company, Heber Geothermal Company and Second Imperial Geothermal Company, L.P., (subject to the Effective Date of the Heber Plan) each of which are affiliates of the Reorganizing Debtors and are being reorganized pursuant to the Heber Plan of Reorganization.

                  "Heber Debtors Intercompany Claim" means any Intercompany Claim held by a Heber Debtor, but excluding any such Claim that would also be included in the definition of Liquidating Debtors Intercompany Claim or Reorganizing Debtors Intercompany Claim.

                  "Heber Reorganization Plan" means the Joint Plan of Reorganization of the Heber Debtors under Chapter 11 of the Bankruptcy Code (including all exhibits, supplements, appendices and schedules annexed thereto), confirmed by the Court on November 21, 2003 (Docket No. 2809).

                  "Impaired" means, when used with reference to an Allowed Claim or an Allowed Equity Interest, a Claim or Equity Interest that is impaired within the meaning of section 1124 of the Bankruptcy Code.

                  "Indenture Trustee" means Wells Fargo Bank Minnesota, National Association, in its capacity as indenture trustee with respect to the 9.25% Debentures.

                  "Initial Distribution" means the initial distribution of the Secured Subclass 3A and 3B Total Distribution into separate Distributions for Subclass 3A and Subclass 3B in accordance with Section 4.4(c)(I) of this Reorganization Plan.

                  "Initial Petition Date" means April 1, 2002, the date upon which the Reorganizing Debtors identified on Exhibit 3 hereto filed their respective orders for relief under Chapter 11 of the Bankruptcy Code.

                  "Intercompany Claims" means all Claims against a Reorganizing Debtor asserted by any Liquidating Debtor, Heber Debtor, Non-Debtor Affiliate or any other Reorganizing Debtor, including, without limitation, any (a) preference actions, fraudulent conveyance actions, rights of setoff and other claims or causes of action under sections 544, 547, 548, 549, 550 and 553 of the Bankruptcy Code and other applicable bankruptcy or nonbankruptcy law, (b) claims or causes of action arising out of illegal dividends or similar theories of liability, (c) claims or causes of action based on piercing the corporate veil, alter ego liability or similar legal or equitable theories of recovery arising out of the ownership or operation of any of the Reorganizing Debtors prior to the applicable Petition Date, (d) claims or causes of action based on unjust enrichment, (e) claims or causes of action for breach of fiduciary duty, mismanagement, malfeasance or, to the extent they are claims or causes of action of any of the Reorganizing Debtors, fraud, (f) claims or causes of action arising out of any contracts or other agreements between or among any of the Reorganizing Debtors and any Liquidating Debtor, Heber Debtor, Non-Debtor Affiliate or any other Reorganizing Debtor that are rejected, and (g) any other claims or causes of action of any nature, including any claims or causes of action arising out of or related in any way to the Chapter 11 Cases, the Liquidation Plan, this Reorganization Plan or the Heber Reorganization Plan, that are based on an injury that affects or affected the shareholders or creditors of any of the Liquidating Debtors, Heber Debtors, Reorganizing Debtors or Non-Debtor Affiliates generally; provided, however that Intercompany Claims shall not include the Claims of Greenway Insurance Company of Vermont against any Reorganizing Debtor.

                  "Intercreditor Agreement" means the Intercreditor Agreement dated as of March 14, 2001, among Covanta and its affiliates named therein and the Prepetition Lenders, as it has been or may be amended, supplemented or otherwise modified.

                  "Intermediate Holding Company Debtor" means any of the Reorganizing Debtors identified as such on Exhibit 1 hereto.

                  "International Intercreditor Agreement" means the intercreditor agreement to be entered into by Reorganized CPIH and each of its subsidiaries party thereto, certain other Reorganized Debtors, the financial institutions listed therein as lenders, agents and/or trustees substantially in the form set forth in the Plan Supplement.

                  "Investment and Purchase Agreement" means the Investment and Purchase Agreement, dated as of December 2, 2003, between Covanta and the Plan Sponsor, without giving effect to any further amendments, supplements or other modifications.

                  "Investors" means D.E. Shaw Laminar Portfolios, L.L.C., S.Z. Investments, LLC and Third Avenue Value Fund, Inc.

                  "Key Ordinary Course Professional Claim" means an Administrative Claim of a Person that has been retained by the Debtors pursuant to the Ordinary Course Professional Order for compensation for services rendered or reimbursement of costs or expenses in an amount in excess of $30,000 for any month incurred after the Petition Date and prior to the Effective Date.

                  "Lien" has the meaning set forth in section 101(37) of the Bankruptcy Code.

                  "Liquidating Debtors" means those debtors identified on
Exhibit 2 attached hereto that are being liquidated pursuant to the Liquidation Plan.

                  "Liquidating Debtors Intercompany Claim" means any Intercompany Claim held by a Liquidating Debtor or any of its direct or indirect subsidiaries.

                  "Liquidation Plan" means the Joint Plan of Liquidation of Ogden New York Services, Inc., et al. under Chapter 11 of the Bankruptcy Code (including all exhibits, supplements, appendices and schedules annexed thereto), dated September 8, 2003, as the same may be amended, modified or supplemented from time to time.

                  "Liquidation Plan Funding Amount" means the amount that the Reorganizing Debtors shall fund the Operating Reserve and the Administrative Expense Claims Reserve pursuant to Section 6.1(a) of the Liquidation Plan.

                  "New CPIH Funded Debt" means the new debt to be issued, in the form of a term loan, by Reorganized CPIH as part of the Exit Financing Agreements on the Effective Date in the original aggregate principal amount of $90 million (subject to adjustment as set forth in the proviso below), with a stated maturity date of the third anniversary of the Effective Date, bearing interest at the rate per annum of ten and one half percent (10.5%) (6.0% of such interest to be paid in cash and the remaining 4.5% to be paid in cash to the extent available and otherwise such interest shall be paid in kind by adding it to the outstanding principal balance); provided, however, that on the Determination Date the aggregate amount of New CPIH Funded Debt issued by Reorganized CPIH shall be increased dollar for dollar by an amount equal to (if positive) the difference between (x) $75 million and (y) Total Unsecured Plan Debt on the Determination Date, but in no event shall such debt exceed $95 million in original principal amount; provided, further that any such increase in the principal amount of New CPIH Funded Debt shall include the right to receive interest retroactive to the Effective Date unless payment of retroactive interest shall be waived by holders of a majority of the New CPIH Funded Debt. For the avoidance of doubt, Reorganization Plan Unsecured Notes issued to holders of Allowed Class 6 Claims pursuant to Section 4.6(b) of this Reorganization Plan shall not be deemed to be included in "Total Unsecured Plan Debt" as such term is used in the immediately preceding sentence. The New CPIH Funded Debt shall be secured by a second priority lien on substantially all of Reorganized CPIH's and its domestic subsidiaries' assets, including, without limitation, the Equity Interest of CPIH.

                  "New CPIH Revolver Facility" means the new revolving line of credit facility, to be arranged by the Plan Sponsor and to be entered into as part of the Exit Financing Agreements, as an obligation of Reorganized CPIH and its domestic subsidiaries, secured by a first priority lien on substantially all of Reorganized CPIH's and its domestic subsidiaries' assets, junior only to duly perfected and unavoidable prior liens, providing for a revolving credit line of up to $10 million dollars for purposes of supporting the business operations of CPIH and its subsidiaries.

                  "New High Yield Indenture" means the indenture to be entered into by Reorganized Covanta and the Domestic Reorganizing Debtors as part of the Exit Financing Agreements providing for the issuance by Reorganized Covanta of notes in the aggregate principal amount of $205 million, which liability will accrete to approximately $230 million at the stated maturity date.

                  "New High Yield Secured Notes" means the new notes in the aggregate principal amount of $205 million (accreting to $230 million at the stated maturity date), secured by a third priority lien on the Post-Confirmation Collateral, to be issued by Reorganized Covanta and guaranteed by the Domestic Reorganizing Debtors on the Effective Date pursuant to the New High Yield Indenture in accordance with the terms of this Reorganization Plan.

                  "Non-Debtor Affiliate" means any affiliate of the Reorganizing Debtors that is not a subject of these Chapter 11 Cases.

                  "Non-Participating Lender" means any holder of an Allowed Class 3 Claim that is not a First Lien Lender.

                  "Non-Priority Subclass 3A Claims" means all Secured Bank Claims other than Priority Bank Claims.

                  "Note Purchase Agreement" means an agreement between the Priority Bank Lenders that are parties thereto and certain third party investors regarding the purchase of New High Yield Secured Notes that are to be distributed in accordance with Section 4.3(c)(II) of this Reorganization Plan, such purchase to be consummated on or before three (3) Business Days after the Effective Date.

                  "9.25% Debenture Claim" means any Claim that arises out of, or is attributable to, ownership of the 9.25 % Debentures.

                  "9.25% Debenture Holders Subclass 3B Distribution" means the aggregate Distribution to holders of Allowed Subclass 3B Claims pursuant to this Reorganization Plan.

                  "9.25% Debentures" means those certain debentures issued by Ogden Corporation (now known as Covanta) in the aggregate principal amount of $100,000,000 due in March 2022 and bearing an interest rate of 9.25 % per annum (Cusip No. 676346AF6).

                  "9.25% Debentures Adversary Proceeding" means adversary proceeding No. 02-03004 captioned as The Official Committee of Unsecured Creditors v. Wells Fargo Bank Minnesota, National Association, et al., pending before the Court.

                  "9.25% Deficiency Claim" means an amount equal to (X) the Allowed amount of 9.25% Debenture Claims, currently estimated at $105 million including accrued but unpaid fees and interest minus (Y) as of the Effective Date, the Estimated Recovery Value of the 9.25% Debenture Holders Subclass 3B Distribution without deducting from such Estimated Recovery Value any payment of the Settlement Distribution, such amount to be determined by agreement of the holders of the 9.25% Debentures, the Reorganizing Debtors and the Committee, or by order of the Court.

                  "9.25% Indenture" means the indenture entered into by Ogden Corporation (now known as Covanta) with respect to the 9.25% Debentures.

                  "9.25% Settlement" means the settlement agreed to by the Committee and each Accepting Bondholder with respect to the 9.25% Debentures Adversary Proceeding, providing for, among other things, each holder of an Allowed Class 6 Claim to receive an additional Distribution consisting of a Settlement Distribution with respect to the Subclass 3B Accepting Bondholder Recovery, as further set forth in Exhibit 5 attached to this Reorganization Plan.

                  "Ogden Put/Call Agreement" means the Ogden Put/Call Agreement, dated as of December 27th, 1997, between the Reorganizing Debtors and CIBC, as administrative agent for the holders of the class B preferred shares issued by Palladium Finance Corporation II, as amended form time to time.

                  "Old Covanta Stock" means the pre-confirmation common stock, options, warrants, preferred stock or any other Equity Interest of Covanta, whether issued and outstanding or held in treasury.

                  "Operating Company Reorganizing Debtor" means any of the Reorganizing Debtors other than Covanta and the Intermediate Holding Company Debtors.

                  "Operating Company Unsecured Claims" means all Unsecured Claims asserted against any Operating Company Reorganizing Debtor; provided, however, that the term Operating Company Unsecured Claims shall not include any Convenience Claim.

                  "Operating Reserve" shall have the meaning assigned to such term in the Liquidation Plan.

                  "Ordinary Course Professional Order" means the Order Authorizing Employment and Compensation of Professionals Utilized in the Ordinary Course of Business entered by the Court on April 2, 2002 (Docket No.
47).

                  "Ownership Change Limitation" means any issuance of common stock of the Plan Sponsor that would otherwise result in an ownership change under Section 382(g) of the U.S. Internal Revenue Code of 1986, as amended, computed by substituting "48.75 percentage points" for "50 percentage points" where such phrase appears in Section 382(g)(1)(A) of the U.S. Internal Revenue Code of 1986, as amended.

                  "Parent and Holding Company Guarantee Claim" means any Claim against Covanta or any Intermediate Holding Company Debtor based on a guarantee of an obligation of any other Reorganizing Debtor or any direct or indirect international subsidiary of a Reorganizing Debtor that will continue operating following the Effective Date, including, without limitation, performance guarantees; provided, however, that Parent and Holding Company Guarantee Claims do not include the Claims of the Prepetition Lenders, the DIP Lenders, the holders of the 9.25% Debentures or Intercompany Claims; and further provided that Parent and Holding Company Guarantee Claims shall not include the guarantee or indemnity Claims of any insurers or issuers of surety bonds, unless the Court specifically determines that any such claim should be entitled to such classification or treatment.

                  "Parent and Holding Company Unsecured Claims" means all Unsecured Claims asserted against Covanta or any Intermediate Holding Company Debtor; provided, however, that the term Parent and Holding Company Unsecured Claims shall not include any Convenience Claims or Operating Company Unsecured Claims; further, provided that the term Parent and Holding Company Unsecured Claims shall not include the Prepetition Lender Deficiency Claim; further, provided that the term Parent and Holding Company Unsecured Claims shall include the Allowed Deficiency Claims of the holders of 9.25% Debentures only with respect to that portion of such Allowed Deficiency Claims held by Rejecting Bondholders.
                  "Person" has the meaning provided in section 101(41) of the Bankruptcy Code and includes, without limitation, any individual, corporation, partnership, association, indenture trustee, organization, joint stock company, joint venture, estate, trust, governmental unit or any political subdivision thereof, the Committee, Indenture Trustee, Equity Interest holders, holders of Claims, current or former employees of any Reorganizing Debtor, or any other entity.

                  "Petition Date" means, collectively, the Initial Petition Date and the Subsequent Petition Date.

                  "Plan Documents" means the documents to be executed, delivered, assumed or performed in conjunction with the consummation of this Reorganization Plan on the Effective Date, including, without limitation, the Investment and Purchase Agreement, the Exit Financing Agreements and shall be treated as if incorporated herein.

                  "Plan Sponsor" means Danielson Holding Corporation, a Delaware corporation.

                  "Post-Closing Cash" means an amount of Cash determined on the Effective Date equal to Free Cash minus Exit Costs.

                  "Post-Confirmation Collateral" means all assets of the Domestic Reorganizing Debtors, other than Equity Interests of Reorganized CPIH, to the extent such assets may be subject to a Lien, with respect to such Debtors' obligations under the Exit Financing Agreements without violation of any applicable law or the terms of any contracts that have been assumed or reinstated by the Reorganized Debtors unless otherwise waived or consented to.

                  "Post-Confirmation Working Capital" means, on the Effective Date, the Closing Cash Balance, as such term is defined pursuant to the Investment and Purchase Agreement.

                  "Preferred Distribution" shall have the meaning assigned to that term under the Intercreditor Agreement.

                  "Prepetition Credit Agreement" means the Revolving Credit and Participation Agreement dated as of March 14, 2001, among Covanta, certain other Reorganizing Debtors, certain other Liquidating Debtors and the Prepetition Lenders and the Security Agreement dated as of March 14, 2001, both as they have been or may be amended, supplemented or otherwise modified from time to time.

                  "Prepetition Lenders" means the Persons identified as lenders under the Prepetition Credit Agreement, together with their successors and permitted assigns.

                  "Prepetition Lender Deficiency Claim" means an amount equal to
(X) the Allowed amount of the claims of the Prepetition Lenders, currently estimated at $434 million including accrued but unpaid fees and interest minus
(Y) as of the Effective Date, the Estimated Recovery Value of the Subclass 3A Recovery, such amount to be determined by agreement of the Prepetition Lenders, the Reorganizing Debtors and the Committee, or by order of the Court.

                  "Priority Bank Claims" means all Secured Bank Claims that are entitled to a Preferred Distribution or Ratable Paydown pursuant to the Intercreditor Agreement.

                  "Priority Bank Lenders" means the Prepetition Lenders that hold Priority Bank Claims.

                  "Priority Non-Tax Claim" means any Claim entitled to priority pursuant to section 507(a) of the Bankruptcy Code, other than: (a) an Administrative Expense Claim or (b) a Priority Tax Claim.

                  "Priority Tax Claim" means any Claim of a Government Unit of the kind entitled to priority in payment as specified in sections 502(i) and 507(a)(8) of the Bankruptcy Code.

                  "Pro Rata Class Share" means the proportion that the amount of any Claim bears to the aggregate amount of such Claim and all other Claims in the same Class entitled to distributions from the same source of Cash or Reorganization Plan Notes, including Disputed Claims.

                  "Pro Rata Subclass Share" means the proportion that the amount of any Claim bears to the aggregate amount of such Claim and all other Claims in the same Subclass entitled to Distributions from the same source of Cash or Reorganization Plan Notes, including Disputed Claims.

                  "Project Debt Claim" means any Claim against an Operating Company Reorganizing Debtor arising under an indenture with respect to bond indebtedness that is secured by a Lien on such Operating Company Reorganizing Debtor's tangible or intangible assets; provided, however, that Project Debt Claims do not include the Claims of the Prepetition Lenders, the DIP Lenders, the holders of the 9.25% Debentures or Intercompany Claims.

                  "Ratable Paydown" shall have the meaning assigned to that term under the Intercreditor Agreement.

                  "Rejecting Bondholder" means any member of Subclass 3B that rejects being included as a settling party pursuant to the 9.25% Settlement Agreement by expressly marking the appropriate box on the Ballot distributed to holders of Subclass 3B Secured Claims.

                  "Rejecting Debtors' Schedule of Assumed Contracts and Leases" means a schedule of the executory contracts and unexpired leases to which each of the Rejecting Debtors (as defined in Section 9.1(a) of this Reorganization
Plan) is a party that will be assumed under Article IX of the Plan, which schedule has been filed as Exhibit 9.1A hereto and shall be served on the relevant parties no less than twenty-three (23) days prior to the Confirmation Hearing.

                  "Reorganization Plan" means this chapter 11 plan of reorganization, including without limitation, all documents referenced herein and all exhibits, supplements, appendices and schedules hereto, either in its present form or as the same may be altered, amended or modified from time to time.

                  "Reorganization Plan Notes" means the New High Yield Secured Notes, the Reorganization Plan Unsecured Notes and the New CPIH Funded Debt.

                  "Reorganization Plan Supplement" means a supplemental appendix to this Reorganization Plan that will contain certain of the Plan Documents in substantially completed form, to be filed no later than five (5) days prior to the last date by which votes to accept or reject this Reorganization Plan must be submitted. Documents to be included in the Reorganization Plan Supplement will be posted at www.covantaenergy.com as they become available.

                  "Reorganization Plan Unsecured Notes" means the new subordinated unsecured notes to be issued by Reorganized Covanta on or after the Effective Date in accordance with the terms of this Reorganization Plan in an aggregate principal amount equal to the aggregate amount of Allowed Class 4 Claims plus the Class 6 Unsecured Notes issued to holders of Allowed Class 6 Claims pursuant to Section 4.6(b) of this Reorganization Plan plus the aggregate principal amount of such Notes that the Reorganizing Debtors may elect to distribute to holders of Allowed Class 8 Claims, all to be issued pursuant to the Covanta Unsecured Subordinated Notes Indenture contained in the Reorganization Plan Supplement.

                  "Reorganized Covanta" means Covanta on and after the Effective Date.

                  "Reorganized Covanta Common Stock" means the shares of common stock of Reorganized Covanta, authorized under Section 6.4 of this Reorganization Plan and under the amended and restated certificate of incorporation for Reorganized Covanta.

                  "Reorganized Covanta Secured Claims" means the Secured Bank Claims and Secured 9.25% Debenture Claims.

                  "Reorganized Debtor" means each Reorganizing Debtor, on or after the Effective Date.

                   "Reorganizing Debtors" has the meaning ascribed to such term on the first page of this Reorganization Plan (each of the Reorganizing Debtors is individually referred to herein as a Reorganizing Debtor). A list of the Reorganizing Debtors is attached hereto as Exhibit 1.

                  "Reorganizing Debtors Intercompany Claim" means any Intercompany Claim held by a Reorganizing Debtor or any of its direct or indirect subsidiaries, including Non-Debtor Affiliates, but excluding any such Claims that would also be included in the definition of Liquidating Debtors Intercompany Claim or Heber Debtors Intercompany Claim.

                  "Retained Professional" means the professionals retained in these jointly administered Chapter 11 Cases by the Reorganizing Debtors or the Committee pursuant to sections 327, 328 or 1103 of the Bankruptcy Code pursuant to Final Orders of the Court; provided, however, that Retained Professional does not include those Persons retained pursuant to the Ordinary Course Professional Order except to the extent such Persons shall assert a Key Ordinary Course Professional Claim.

                  "Schedules" means the schedules of assets and liabilities and the statement of financial affairs filed by the Reorganizing Debtors as required by sections 521 and 1106(a)(2) of the Bankruptcy Code and Bankruptcy Rule 1007, as they have been or may be supplemented or amended from time to time.

                  "Second Lien L/C Facility" means the new letter of credit and revolving credit facility, arranged by the Investors and to be entered into as part of the Exit Financing Agreements, as an obligation of the Domestic Reorganizing Debtors, secured by a second priority lien on the Post-Confirmation Collateral, junior only to duly perfected and unavoidable prior liens, including the lien with respect to the First Lien L/C Facility, providing for commitments for issuance of certain letters of credit and a revolving line of credit in an aggregate amount up to $118.0 million (with a sublimit of $10 million established with respect to the revolving line of credit), for purposes of supporting the Domestic Reorganizing Debtors business operations, as more particularly described therein.

                  "Secured Bank Claims" means the Secured Claims of the Prepetition Lenders arising under (i) the Prepetition Credit Agreement and related collateral documents, and (ii) the Intercreditor Agreement, including the Priority Bank Claims and the Non-Priority Subclass 3A Claims.

                  "Secured Claim" means, pursuant to section 506 of the Bankruptcy Code, that portion of a Claim that is secured by a valid, perfected and enforceable security interest, lien, mortgage or other encumbrance, that is not subject to avoidance under applicable bankruptcy or non-bankruptcy law, in or upon any right, title or interest of any of the Reorganizing Debtors in and to property of the Estates, to the extent of the value of the holder's interest in such property as of the relevant determination date. The defined term Secured Claim includes any Claim that is (i) subject to an offset right under applicable law, and (ii) a secured claim against any of the Reorganizing Debtors pursuant to sections 506(a) and 553 of the Bankruptcy Code. Such defined term shall not include for voting or Distribution purposes any such Claim that has been or will be paid in connection with the cure of defaults under an assumed executory contract or unexpired lease under section 365 of the Bankruptcy Code. A Secured Claim shall not include any portion of the Claim that exceeds that value of the interest in property of the Estate securing such Claim.

                  "Secured Subclass 3A and 3B Total Distribution" means the total Distribution to Allowed Subclass 3A Claims and Allowed Subclass 3B Claims under this Reorganization Plan, consisting of: (i) Distributable Cash, (ii) Additional Distributable Cash (if any), (iii) Excess Distributable Cash (if any), (iv) the New High Yield Secured Notes, and (v) New CPIH Funded Debt.

                  "Secured Project Fees and Expenses" means those reasonable fees, costs or charges that (i) are incurred by a trustee acting on behalf of a bondholder, bond insurer or owner participant under any indenture that relates to an Allowed Project Debt Claim, (ii) represent fees, costs or charges that are properly payable under the applicable indenture, and (iii) have been approved by order of the Court; provided, however, that to the extent that any Secured Project Fees and Expenses may have been paid by third parties, then such third parties may only seek reimbursement from the Reorganizing Debtors for payment of such Secured Project Fees and Expenses, if and to the extent permitted by the relevant prepetition transaction documents and the Bankruptcy Code.

                  "Secured Value Distribution" means the portion of the Secured Subclass 3A and 3B Total Distribution made to holders of Allowed Subclass 3A Claims or Allowed Subclass 3B Claims in the form of either Distributable Cash, Additional Distributable Cash or New High Yield Secured Notes, it being understood that the form of Secured Value Distribution received by the holders of an Allowed Class 3 Claim will vary in accordance with the provisions of this Reorganization Plan depending on whether such holder is an Additional New Lender, a First Lien Lender or a Non-Participating Lender and it being further understood that any Distribution of one form of Secured Value Distribution as provided hereunder shall be in lieu of the right to receive an equivalent amount of any other form of Secured Value Distribution.

                  "Settlement Distribution" shall mean (i) in the event that the aggregate Estimated Recovery Value of the Subclass 3B Accepting Bondholder Recovery is less than or equal to $84 million, that portion of the Additional Distributable Cash (if any), Excess Distributable Cash (if any), New High Yield Secured Notes and New CPIH Funded Debt equal to, as of the Effective Date, twelve and one half percent (12.5%) of each type of recovery of the aggregate of the Subclass 3B Accepting Bondholder Recovery and (ii) in the event that the Estimated Recovery Value of the Subclass 3B Accepting Bondholder Recovery is greater than $84 million, an amount of each of Additional Distributable Cash (if any), Excess Distributable Cash (if any), New High Yield Secured Notes and New CPIH Funded Debt with an aggregate Estimated Recovery Value, determined as of the Effective Date, equal to $10.5 million; it being understood that, with respect to any Accepting Bondholder that is a First Lien Lender, the percentage of New High Yield Secured Notes included in the Settlement Distribution with respect to any such Accepting Bondholder shall be increased over the amount of New High Yield Secured Notes that would have been included in such Accepting Bondholders' pro rata portion of the Settlement Distribution were it not a First Lien Lender so that such Accepting Bondholder's pro rata portion of the aggregate Settlement Distribution shall be equal in amount to twelve and one half percent (12.5%) of each type of recovery (including Distributable Cash) of such Accepting Bondholder; provided, however, that the Settlement Distribution shall not include any right or opportunity arising pursuant to the DHC Rights Offering or the Class 3B Stock Offering. With respect to that portion of the Settlement Distribution consisting of New High Yield Secured Notes, the Reorganized Debtors shall have the option to delay issuance of any such Notes until immediately after such time as the Disbursing Agent, in consultation with the Class 6 Representative, elects to make an interim or final Distribution to holders of Allowed Class 6 Claims in accordance with Section 8.7 of this Reorganization Plan; provided, however, that in the event that the Reorganized Debtors shall elect to delay issuance of New High Yield Secured Notes with respect to the Settlement Distribution, any subsequent Distribution of New High Yield Secured Notes shall include all accrued interest, whether made in Cash or otherwise, that a holder of such Notes would have been entitled to receive for the period from the Effective Date through and including the Date of such subsequent Distribution.

                  "Specified Personnel" means any officer, director or employee of any Reorganizing Debtor, but only if and to the extent, in each case, such party served in such capacity on or after the Petition Date and prior to the Confirmation Date.

                  "Standby Commitment" shall mean the commitment of the Investors to make purchases of New High Yield Secured Notes from
Non-Participating Lenders in accordance with the provisions of Section 4.3(c)(IV) of this Reorganization Plan.

                  "Subclass 3A" means a sub class of Class 3 consisting of all Secured Bank Claims.

                  "Subclass 3B" means a sub class of Class 3 Claims consisting of all Secured Claims of the holders of 9.25% Debentures.

                  "Subclass 3A Percentage" means the percentage determined by dividing (i) the Allowed Subclass 3A Secured Claim Amount by (ii) the Total Allowed Class 3 Secured Claim Amount.

                  "Subclass 3A Recovery" means a Distribution equal to the Subclass 3A Percentage of the Secured Subclass 3A and 3B Total Distribution.

                  "Subclass 3B Accepting Bondholder Recovery" means that portion of the Subclass 3B Recovery corresponding to the Pro Rata Subclass Share of the Accepting Bondholders.

                  "Subclass 3B Rejecting Bondholder Recovery" means that portion of the Subclass 3B Recovery corresponding to the Pro Rata Subclass Share of the Rejecting Bondholders.

                  "Subclass 3B Percentage" means the percentage determined by dividing (i) the Allowed Subclass 3B Secured Claim Amount by (ii) the Total Allowed Class 3 Secured Claim Amount.

                  "Subclass 3B Recovery" means a Distribution equal to the Subclass 3B Percentage of the Secured Subclass 3A and 3B Total Distribution.

                  "Subordinated Claims" means (a) Claims for fines, penalties or forfeiture or for multiple, exemplary or punitive damages, to the extent that such fines, penalties, forfeitures or damages are not compensation for actual pecuniary loss suffered by the holders of such claims, (b) Claims subject to subordination under section 510(b) of the Bankruptcy Code, including without limitation claims for rescission, damages or reimbursement, indemnification or contribution arising out of a purchase or sale of any security of any of the Reorganizing Debtors or Liquidating Debtors, and (c) Claims subject to equitable subordination under section 510(c) of the Bankruptcy Code.

                  "Subsequent Petition Date" means June 6, 2003, the date upon which the Reorganizing Debtors identified on Schedule 3 hereto filed their respective orders for relief under chapter 11 of the Bankruptcy Code.

                  "Subsidiary Debtors" means the Reorganizing Debtors other than Covanta, Covanta Huntington, Covanta Onondaga and DSS Environmental.

                  "Substantial Contribution Claims" means the claim by any creditor or party in interest for reasonable compensation for services rendered in these Chapter 11 Cases pursuant to section 503(b)(3), (4) or (5) of the Bankruptcy Code.

                  "Tax Sharing Agreement" means that certain tax sharing agreement between the Plan Sponsor and Reorganizing Covanta, substantially in the form set forth in the Plan Supplement.

                  "Total Allowed Class 3 Secured Claim Amount" means the sum of
(i) Allowed Subclass 3A Secured Claim Amount and (ii) Allowed Subclass 3B Secured Claim Amount.

                  "Total Unsecured Plan Debt" means as of the Determination Date the sum of (i) the aggregate amount of Reorganization Plan Unsecured Notes to be issued solely to holders of Allowed Class 4 Claims pursuant to Section 4.4(b) of this Reorganization Plan, (ii) the aggregate amount of Reorganization Plan Unsecured Notes to be issued, at the option of the Reorganizing Debtors, to holders of Allowed Class 8 Claims pursuant to Section 4.8(b) of this Reorganization Plan and (iii) the aggregate principal amount of periodic cash payments to be made by Reorganized Covanta with respect to Allowed Priority Tax Claims in accordance with the terms of Section 2.4 of this Reorganization Plan; provided, that in the event a majority of holders of the New CPIH Funded Debt (or their permitted assigns) shall have delivered notice to Reorganized Covanta and Reorganized CPIH pursuant to clause (iii) of the definition of Determination Date under this Reorganization Plan, then the Total Unsecured Plan Debt as of such Determination Date shall also include the aggregate amount of any Disputed Class 4 Claims and Disputed Tax Priority Claims in the amount asserted by the holders of such Claims as of such Determination Date.

                  "Unimpaired" means, when used with reference to a Claim or Equity Interest, a Claim or Equity Interest that is not Impaired.

                  "United States Trustee" means the Office of the United States Trustee for the Southern District of New York.

                  "United States Trustee Claims" means all United States Trustee Fees accrued through the close of the Chapter 11 Cases.

                  "United States Trustee Fees" means all fees and charges due from the Reorganizing Debtors to the United States Trustee pursuant to section 1930 of Title 28 of the United States Code.

                  "Unsecured Claims" means any Claim (including, without limitation, (a) Claims arising from the rejection of executory contracts and unexpired leases and (b) any Deficiency Claims) that is not a Secured Claim, Administrative Expense Claim, Priority Tax Claim, Priority Non-Tax Claim, Project Debt Claim, Reorganized Covanta Secured Claim, Intercompany Company Claim or Subordinated Claim.

                                   ARTICLE II

                           TREATMENT OF ADMINISTRATIVE
                     EXPENSE CLAIMS AND PRIORITY TAX CLAIMS

              2.1 Non-Classification. As provided in section 1123(a)(1) of the Bankruptcy Code, Administrative Expense Claims and Priority Tax Claims against the Reorganizing Debtors are not classified for purposes of voting on or receiving Distributions under this Reorganization Plan. All such Claims are instead treated separately pursuant to the terms set forth in this Article II.

              2.2 Administrative Expense Claims. Except to the extent that the applicable Reorganizing Debtor and a holder of an Allowed Administrative Expense Claim agree to less favorable treatment and except as set forth in Sections 2.3 and 2.5 of this Reorganization Plan, each Reorganizing Debtor shall pay to each holder of an Allowed Administrative Expense Claim against such Reorganizing Debtor, in full satisfaction, settlement, release and discharge of and in exchange for such Allowed Administrative Expense Claim, Cash in an amount equal to such Allowed Administrative Expense Claim on the Distribution Date; provided that any such liabilities not incurred in the ordinary course of business were approved and authorized by a Final Order of the Court; provided, however, that Allowed Administrative Expense Claims representing liabilities incurred in the ordinary course of business by such Reorganizing Debtor, as a debtor in possession, or liabilities arising under loans or advances to or other obligations incurred by such Reorganizing Debtor, as debtor in possession, whether or not incurred in the ordinary course of business, shall be paid by such Reorganizing Debtor in the ordinary course of business, consistent with past practice and in accordance with the terms and subject to the conditions of any agreements governing, instruments evidencing, or other documents relating to such transactions. To the extent that the Administrative Expense Claim Bar Date applies, failure to file a timely request for payment of an Administrative Expense Claim prior to the Administrative Expense Claim Bar Date shall result in the Administrative Expense Claim being forever barred and discharged.

              2.3 Compensation and Reimbursement Claims. (a) Except with respect to Substantial Contribution Claims, which are subject to Section 2.3(b), all (i) Retained Professionals and (ii) Persons employed by the Debtors or serving as independent contractors to the Debtors in connection with their reorganization efforts that are seeking an award by the Court of compensation for services rendered or reimbursement of expenses incurred through and including the Effective Date under subsections 503(b)(2), 503(b)(3), 503(b)(4) or 503(b)(5) of the Bankruptcy Code shall file and serve on counsel for the Debtors and as otherwise required by the Court and Bankruptcy Code their respective final applications for allowance of compensation for services rendered and reimbursement of expenses incurred on or before the date that is forty-five (45) days after the Effective Date, subject to prior written notice to counsel to the DIP Agents. The Reorganized Debtors shall pay in full on the Distribution Date such Claims in such amounts as are Allowed by the Court, after notice and hearing, or upon such other less favorable terms as may be mutually agreed upon between the holder of such an Allowed Administrative Expense Claim and the Reorganizing Debtors or, on and after the Effective Date, the Reorganized Debtors and, in each such case, approved by the Court after notice and hearing. Any request for payment of an Administrative Expense Claim of the type specified in this Section 2.3(a), which is not filed by the applicable deadline set forth above, shall be barred.

                  (b) Any Person who requests compensation or expense reimbursement for a Substantial Contribution Claim in the Chapter 11 Cases must file an application with the clerk of the Court, on or before the Administrative Expense Claim Bar Date, and serve such application on counsel for the Reorganized Debtors and as otherwise required by the Court and the Bankruptcy Code on or before such date, or be forever barred from seeking compensation or expense reimbursement for such Substantial Contribution Claim.

                  (c) All other requests for payment of an Administrative Expense Claim (other than as set forth in clauses (a) and (b) of this Section
2.3 above) that are subject to the Administrative Expense Claim Bar Date must be filed with the Court and served on counsel for the Reorganizing Debtors and as otherwise required by the Court and Bankruptcy Code on or before the Administrative Expense Claim Bar Date. Unless the Reorganizing Debtors, Reorganized Debtors, or any other party in interest in the Chapter 11 Cases objects to an Administrative Expense Claim by the Claims Objection Deadline, such Administrative Expense Claim shall be deemed Allowed in the amount filed. In the event that the Reorganizing Debtors, Reorganized Debtors, or any other party in interest in the Chapter 11 Cases objects to an Administrative Expense Claim, the Court shall determine the Allowed amount of such Administrative Expense Claim. Notwithstanding the foregoing, no request for payment of an Administrative Expense Claim need be filed with respect to an Administrative Expense Claim incurred and payable by the Reorganizing Debtors in the ordinary course of business.

                  (d) Under no circumstances will the deadlines set forth above be extended by order of the Court or otherwise. Any holders of Administrative Expense Claims who are required to file a Claim or request for payment of such Claims or expenses and who do not file such Claims or requests by the applicable dates set forth in this Section 2.3 shall be forever barred from asserting such Claims or expenses against the Reorganizing Debtors, the Reorganized Debtors, or any property of the Reorganized Debtors and the Reorganizing Debtors, and from receiving any Distributions under this Reorganization Plan with respect to such Claims.

              2.4 Priority Tax Claims. With respect to each Allowed Priority
Tax Claim, the holder of such Allowed Priority Tax Claim shall be entitled to receive in full satisfaction, settlement, release, and discharge of and in exchange for such Allowed Priority Tax Claim, payments in equal semiannual installments in the aggregate principal amount equal to the amount of such Allowed Priority Tax Claim payable over a period not exceeding six (6) years after the date of assessment of the Priority Tax Claim as provided in subsection 1129(a)(9)(C) of the Bankruptcy Code, each such semiannual payment to include the payment of statutory interest, pursuant to 26 U.S.C. ss. 6621, on the unpaid portion of such Claim without penalty of any kind, with the first equal semiannual installment due on the latest of: (i) six (6) months after the Effective Date, (ii) six (6) months after the date on which such Priority Tax Claim becomes an Allowed Claim, or (iii) such longer time as may be agreed to by the holder of such Priority Tax Claim and the Reorganized Debtor. Notwithstanding the foregoing, subject to the consent of the DIP Agents and the Bondholders Committee (which consent shall be requested on or before the Effective Date), the Reorganized Debtors shall have the option, in lieu of making periodic cash payments to a holder of an Allowed Priority Tax Claim in accordance with the terms of this Section 2.4 of this Reorganization Plan, to pay any or all Allowed Priority Tax Claims in Cash, without penalty of any kind, in an amount equal to the unpaid portion of such Allowed Priority Tax Claim on the Effective Date or as soon as practical thereafter.

              2.5 DIP Financing Facility Claims. On the Effective Date, the Reorganizing Debtors shall pay all funded amounts and additional amounts outstanding under the DIP Financing Facility (other than amounts outstanding with respect to Tranche C thereunder) and all commitments thereunder shall automatically and irrevocably terminate; provided, however, that on the Effective Date, all outstanding and unfunded letters of credit issued under Tranche A of the DIP Financing Facility shall be replaced by letters of credit to be issued under the Second Lien L/C Facility and, subject to acceptance by the requisite number of Tranche B DIP Lenders in accordance with section 2.13 of the DIP Financing Facility, all outstanding and unfunded letters of credit issued under Tranche B of the DIP Financing Facility shall be replaced or otherwise continued by letters of credit to be issued under the First Lien L/C Facility or the Second Lien L/C Facility (as applicable) or otherwise cash collateralized in an amount not less than one hundred and five percent (105%) of the face amount thereof pursuant to documentation in form and substance satisfactory to the DIP Agents and the issuing banks. Once all such payments have been received in Cash by the DIP Lenders and all commitments thereunder have been terminated and such letters of credit have been issued under the First Lien L/C Facility or the Second Lien L/C Facility (as applicable), the DIP Financing Facility shall be terminated with respect to the Reorganizing Debtors (subject in all respects to any carve-out approved by the Court in the Final Order approving the DIP Financing Facility and any other terms of the DIP Financing Facility and the Final Order that by their express terms survive the termination of the DIP Financing Facility), and the DIP Lenders shall take all necessary action to confirm the removal of any liens on the properties of the applicable Reorganizing Debtors securing the DIP Financing Facility at the sole cost of the Reorganized Debtors. To the extent that Claims arising under Tranche B of the DIP Financing Facility will not be paid in full in Cash as a result of reinstatement and continuation of such letters of credit under the First Lien L/C Facility or Second Lien L/C Facility (as applicable), acceptance of such treatment in full satisfaction of their Allowed Administrative Expense Claim by the requisite DIP Lenders as provided under section 2.13 of the DIP Financing Facility shall be binding on all DIP Lenders. Contemporaneous with the termination of the DIP Financing Facility pursuant to this Section 2.5, the DIP Lenders' commitments and obligations thereunder shall be terminated and the Debtors shall be deemed to have unconditionally and irrevocably released the DIP Lenders and DIP Agents from all obligations, claims and liabilities whatsoever arising thereunder or relating thereto.

                                  ARTICLE III

                  CLASSIFICATION OF CLAIMS AND EQUITY INTERESTS

              3.1 General Rules of Classification. This Reorganization Plan constitutes a Joint Reorganization Plan of the Reorganizing Debtors. In accordance with section 1123(a)(1) of the Bankruptcy Code, Administrative Expense Claims and Priority Tax Claims, as described in Article II, have not been classified and thus are excluded from the Classes described below. The classification of Claims and Equity Interests and implementation of the settlements set forth below shall be applicable for all purposes, including voting, confirmation, and distribution pursuant to the Reorganization Plan. As to each Reorganizing Debtor, a Claim or Equity Interest shall be deemed classified in a particular Class or Subclass only to the extent that the Claim or Equity Interest qualifies within the description of that Class or Subclass and shall be deemed classified in a different Class or Subclass to the extent that any remainder of the Claim or Equity Interest qualifies within the description of such different Class or Subclass. A Claim or Interest is in a particular Class or Subclass only to the extent that such Claim or Interest is Allowed in that Class or Subclass and has not been paid or otherwise settled prior to the Effective Date.

                                   ARTICLE IV

                    TREATMENT OF CLAIMS AND EQUITY INTERESTS

                  The following is a designation of the treatment to be accorded, with respect to each Reorganizing Debtor, to each Class of Claims and Equity Interests denominated in this Reorganization Plan.

                  No Claim shall entitle the holder thereof to any Distribution pursuant to this Reorganization Plan unless, and only to the extent that, such Claim is an Allowed Claim. All Distributions on account of Allowed Claims shall be made on the applicable Distribution Date.

Class                Claims                   Status              Voting Right

  1    Allowed Priority Non-Tax Claims      Unimpaired          Deemed to Accept

  2    Allowed Project Debt Claims and      Unimpaired          Deemed to Accept
       the Allowed CIBC Secured Claim


  3    Allowed Reorganized Covanta           Impaired           Entitled to Vote
       Secured Claims and Other Secured
       Claims

  4    Allowed Operating Company             Impaired           Entitled to Vote
       Unsecured Claims

  5    Allowed Parent and Holding           Unimpaired          Deemed to Accept
       Company Guarantee Claims

  6    Allowed Parent and Holding            Impaired           Entitled to Vote
       Company Unsecured Claims

  7    Allowed Convertible Subordinated      Impaired           Deemed to Reject
       Bond Claims

  8    Allowed Convenience Claims            Impaired           Entitled to Vote

  9    Intercompany Claims                   Impaired           Deemed to Reject

 10    Subordinated Claims                   Impaired           Deemed to Reject

 11    Equity Interests in Subsidiary       Unimpaired          Deemed to Accept
       Debtors

 12    Equity Interests in Covanta          Unimpaired          Deemed to Accept
       Huntington, Covanta Onondaga and
       DSS Environmental

 13    Old Covanta Stock Equity Interests    Impaired           Deemed to Reject

              4.1 Class 1 - Allowed Priority Non-Tax Claims.

                  a. Classification: Class 1 consists of all Allowed Priority Non-Tax Claims.

                  b. Treatment: Each holder of an Allowed Class 1 Claim shall receive, in full settlement, release and discharge of its Class 1 Claim, either
(i) Cash, on the Distribution Date, in an amount equal to such Allowed Claim, or
(ii) such other less favorable terms as the Reorganizing Debtors or Reorganized Debtors and the holder of an Allowed Priority Non-Tax Claim agree.

                  c. Voting: Class 1 Claims are Unimpaired, and the holders of Allowed Class 1 Claims are conclusively presumed to accept the Reorganization Plan. The votes of the holders of Class 1 Claims will not be solicited.

              4.2 Class 2 - Allowed Project Debt Claims and the Allowed CIBC Secured Claim.

                  a. Classification: Class 2 consists of the following two Subclasses of Allowed Secured Claims: Subclass 2A consists of the Allowed Project Debt Claims and Subclass 2B consists of the Allowed CIBC Secured Claim.

                  b. Allowance: The Allowed CIBC Secured Claim shall be equal to the sum of (i) amount of Canadian $10,740,249.10, (ii) a per diem amount of Canadian $1,120.73 for each day during the period from December 1, 2003 through December 24, 2003, and (iii) a per diem amount determined in accordance with the applicable dividend rate pursuant to the terms of the Class B Palladium Preferred Shares for each day during the period from December 25, 2003 through the Effective Date.

                  c. Treatment: (i) Subclass 2A. On the Effective Date, the legal, equitable and contractual rights of the holders of Allowed Subclass 2A Claims will be reinstated in full satisfaction, release and discharge of their respective Subclass 2A Claims and will remain unaltered under the Reorganization Plan, except as the Reorganizing Debtors and the holders of Allowed Subclass 2A Claims may otherwise agree or as such holders may otherwise consent. To the extent that defaults exist in connection with any Allowed Project Debt Claims, the Reorganized Debtors shall comply with section 1124(2) of the Bankruptcy Code on or before the Effective Date. Without limiting the generality of the foregoing, the Reorganizing Debtors shall pay in Cash thirty days after the Effective Date any Secured Project Fees and Expenses. Notwithstanding the foregoing, no contractual provisions or applicable law that would entitle the holder of an Allowed Subclass 2A Claim to demand or receive payment of such Claim prior to the stated maturity of such Claim, terminate any contractual relationship or take such other enforcement action (as may be applicable) from and after the occurrence of a default that occurred prior to the Effective Date shall be enforceable against the Reorganized Debtors.

                  (ii) Subclass 2B. On the Effective Date, in full settlement, release and discharge of the Allowed CIBC Secured Claim, CIBC shall apply the CIBC cash collateral in full satisfaction of such Allowed CIBC Secured Claim. The remaining balance of the CIBC cash collateral, after satisfaction of the Allowed CIBC Secured Claim, shall be applied by CIBC first in payment of the fees and expenses of the mediator with respect to the Canadian loss sharing litigation and thereafter in payment of a portion of the fees and expenses of the Canadian Loss Sharing Lenders in connection therewith.

                  c. Voting: Class 2 Claims are Unimpaired, and the holders of Allowed Class 2 Claims (including Subclass 2A and Subclass 2B) are conclusively presumed to accept the Reorganization Plan. The votes of the holders of Class 2 Claims will not be solicited.

              4.3 Class 3 - Allowed Secured Claims.

                  a. Classification: Class 3 consists of certain Allowed Secured Claims and is divided into three Subclasses. Subclass 3A consists of the Allowed Secured Bank Claims; Subclass 3B consists of Allowed Secured 9.25% Debenture Claims; Subclass 3C consists of Allowed Secured Claims other than Project Debt Claims and Reorganized Covanta Secured Claims.

                  b. Allowance: The aggregate amount of Allowed Secured Claims in Subclass 3A and Subclass 3B shall be determined as set forth in accordance with the definitions of the terms Allowed Subclass 3A Secured Claim Amount and the Allowed Subclass 3B Secured Claim Amount, respectively.

                  c. Treatment: Treatment of Subclass 3A and Subclass 3B. On the Effective Date, holders of Allowed Subclass 3a and Subclass 3B Claims shall receive the Secured Subclass 3A and 3B Total Distribution in full settlement, release and discharge of their respective Allowed Subclass 3A and Subclass 3B Secured Claims. The Secured Subclass 3A and 3B Total Distribution shall be divided between Subclass 3A and Subclass 3B as follows:

                  I. Pro Rata Distribution Between Subclass 3A and Subclass 3B:
The Secured Subclass 3A and 3B Total Distribution shall be segregated into a two part Initial Distribution whereby (i) the Subclass 3A Recovery shall be segregated and set aside for holders of Allowed Subclass 3A Claims to be further distributed in accordance with Section 4.3(c)(II) of this Reorganization Plan, and (ii) the Subclass 3B Recovery shall be segregated and set aside for holders of Allowed Subclass 3B Claims to be further distributed in accordance with
Section 4.3(c)(III) of this Reorganization Plan; provided, however, that the Distributable Cash component of each of the Subclass 3A Recovery and Subclass 3B Recovery shall be apportioned in the Initial Distribution between Subclass 3A and Subclass 3B such that each Subclass shall receive the same percentage of Distributable Cash as, in the case of Subclass 3A, the percentage determined by dividing the total amount of Allowed Subclass 3A Claims held by First Lien Lenders by the total amount of all Allowed Class 3 Claims held by First Lien Lenders, and in the case of Subclass 3B, the percentage determined by dividing the total amount of Allowed Subclass 3B Claims held by First Lien Lenders by the total amount of all Allowed Class 3 Claims held by First Lien Lenders; and further, provided, that the Additional Distributable Cash component of each of the Subclass 3A Recovery and Subclass 3B Recovery shall be apportioned in the Initial Distribution between Subclass 3A and Subclass 3B such that each Subclass shall receive the same percentage of Additional Distributable Cash as, in the case of Subclass 3A, the percentage determined by dividing the total amount of Allowed Subclass 3A Claims held by Non-Participating Lenders by the total amount of all Allowed Class 3 Claims held by Non-Participating Lenders, and in the case of Subclass 3B, the percentage determined by dividing the total amount of Allowed Subclass 3B Claims held by Non-Participating Lenders by the total amount of all Allowed Class 3 Claims held by Non-Participating Lenders.

                  II. Distribution Among Members of Subclass 3A: Immediately after the Initial Distribution to Subclass 3A, the Subclass 3A Recovery shall be distributed among the holders of Subclass 3A Claims as follows:

                  First, in full settlement, release and discharge of the Allowed Priority Bank Claims, the Priority Bank Lenders shall receive first, to the extent available as part of the Subclass 3A Recovery, Additional Distributable Cash and Excess Distributable Cash in an amount equal to the amount of such Allowed Priority Bank Claims and thereafter New High Yield Secured Notes in a principal amount equal to the remaining amount of such Allowed Priority Bank Claims, or in the event such Priority Bank Lender shall have entered into the Note Purchase Agreement on or before commencement of the Confirmation Hearing, such Priority Bank Lender shall receive thereafter New High Yield Secured Notes in a principal amount equal to the product of (x) the remaining amount of such Priority Bank Lender's Allowed Priority Bank Claim multiplied by (y) 1.13636; provided, however, that if for any reason the note purchases contemplated by the Note Purchase Agreement shall not have occurred within three Business Days after the Distribution Date for the New High Yield Secured Notes, upon the return of all the New High Yield Secured Notes to the Disbursing Agent by any Priority Bank Lender, the rights and priorities of such Priority Bank Lenders under the Intercreditor Agreement shall be reinstated and deemed in full force and effect and the returned New High Yield Secured Notes shall be held in escrow by the Disbursing Agent until a full and final resolution of any such remaining Priority Bank Claims;

                  Second, immediately after making the Distribution on account of the Allowed Priority Bank Claims, in full settlement, release and discharge of Non-Priority Subclass 3A Claims, the holders of Allowed Non-Priority Subclass 3A Claims shall receive a Pro Rata Subclass Share of the remaining Subclass 3A Recovery; provided, however, that with respect to the Distribution of the remaining Subclass 3A Recovery, (i) the First Lien Lenders in Subclass 3A shall receive their Secured Value Distribution first, to the extent available, in the form of Distributable Cash and thereafter in the form of New High Yield Secured Notes, and (ii) the Additional New Lenders in Subclass 3A shall receive their Secured Value Distribution solely in the form of New High Yield Secured Notes; and further, provided, that Non-Participating Lenders in Subclass 3A shall receive their Secured Value Distribution first, to the extent available, in the form of Additional Distributable Cash and thereafter in the form of New High Yield Secured Notes and shall not receive any Distribution of Distributable Cash.

                  III. Distribution Among Members of Subclass 3B: Immediately after the Initial Distribution to Subclass 3B, the Subclass 3B Recovery shall be distributed as follows:

                  First, the Subclass 3B Secured Claim shall be deemed an Allowed Secured Claim in an amount equal to the Allowed Subclass 3B Settlement Amount and in full settlement, release and discharge of the Allowed Secured Claims of the Accepting Bondholders, each holder of an Allowed Subclass 3B Claim that is an Accepting Bondholder shall, subject to payment of its pro-rata share of the Settlement Distribution, receive its Pro Rata Subclass Share of Distributions of the Subclass 3B Accepting Bondholder Recovery; provided, however, that with respect to the Subclass 3B Accepting Bondholder Recovery, (i) the First Lien Lenders in Subclass 3B that are Accepting Bondholders, if any, shall receive their Secured Value Distribution first, to the extent available, in the form of Distributable Cash and thereafter in the form of New High Yield Secured Notes; and (ii) the Additional New Lenders in Subclass 3B that are Accepting Bondholders, if any, shall receive their Secured Value Distribution solely in the form of New High Yield Secured Notes; and provided further that the Non-Participating Lenders in Subclass 3B that are Accepting Bondholders shall receive their Secured Value Distribution first, to the extent available, in the form of Additional Distributable Cash and thereafter in the form of New High Yield Secured Notes and shall not receive any Distribution of Distributable Cash. Distributions made to each Accepting Bondholder of such holder's Allowed Subclass 3B Claim shall be subject to adjustment and modification in accordance with the provisions of the 9.25% Settlement, including the waiver of the 9.25% Deficiency Claims and any subordination benefits with respect to the Convertible Subordinated Bonds, and payment of such holder's pro-rata share of the Settlement Distribution to the holders of Allowed Class 6 Claims as provided under this Reorganization Plan.

                  Second, in the event that the aggregate amount of Subclass 3B Claims held by Rejecting Bondholders is equal to or greater than $10 million, the Subclass 3B Claim of each Rejecting Bondholder shall be deemed a Disputed Secured Claim, allowance thereof shall be subject to determination pursuant to the 9.25% Debentures Adversary Proceeding, and on the Effective Date, the Reorganizing Debtors shall deliver the Subclass 3B Rejecting Bondholder Recovery into a Reserve Account in accordance with Section 8.4 of this Reorganization Plan and be held subject to Distribution pursuant to Section 8.6 of this Reorganization Plan.

                  Third, in the event that the aggregate amount of Subclass 3B Claims held by Rejecting Bondholders is less than $10 million, the Subclass 3B Claim of each Rejecting Bondholder shall be deemed an Allowed Secured Claim in its full amount and in full settlement, release and discharge of the Allowed Secured Claims of the Rejecting Bondholders, on the Effective Date, each holder of an Allowed Subclass 3B Claim that is a Rejecting Bondholder shall receive its Pro Rata Subclass Share of Distributions of the Subclass 3B Rejecting Bondholder Recovery; provided, however, that with respect to the Subclass 3B Rejecting Bondholder Recovery, (i) the First Lien Lenders in Subclass 3B that are Rejecting Bondholders, if any, shall receive their Secured Value Distribution first, to the extent available, in the form of Distributable Cash and thereafter in the form of New High Yield Secured Notes; and (ii) the Additional New Lenders in Subclass 3B that are Rejecting Bondholders, if any, shall receive their Secured Value Distribution solely in the form of New High Yield Secured Notes; and further, provided, that the Non-Participating Lenders in Subclass 3B that are Rejecting Bondholders shall receive their Secured Value Distribution first in the form of Additional Distributable Cash, to the extent available, and thereafter solely in the form of New High Yield Secured Notes and shall not receive any Distribution of Distributable Cash. In the event that the aggregate amount of Subclass 3B Claims held by Rejecting Bondholders is less than $10 million, the Distributions made to each Rejecting Bondholder of such holder's Allowed Subclass 3B Claim shall not be subject to adjustment and modification, nor shall they receive a release of claims asserted in the 9.25% Adversary Proceeding (remaining subject to liability to the holders of Class 6 Claims for the Settlement Distribution), in accordance with the provisions of the 9.25% Settlement.

                  IV. Standby Commitment. In the event that Additional Distributable Cash shall be an amount less than $7.2 million, the Investors shall purchase on the Effective Date from the Non-Participating Lenders on a pro rata basis an amount of New High Yield Secured Notes equal to the difference between $7.2 million and the amount of Additional Distributable Cash at a price equal to the full accreted nominal value of such Notes paid in Cash.

                  V. Excess Distributable Cash. In the event that after the Effective Date there shall be Excess Distributable Cash as determined in accordance with the proviso for the definition of Exit Costs under this Reorganization Plan, each holder of an Allowed Class 3 Claim as of the Effective Date or its assign shall receive its Pro Rata Class Share of a Distribution consisting of any such Excess Distributable Cash in a manner consistent with the provisions of this Section 4.3 of this Reorganization Plan, as though such Excess Distributable Cash had been part of the Initial Distribution undertaken pursuant to Section 4.3(c)(I); provided, that with respect to the Distribution of Excess Distributable Cash to any Accepting Bondholder, such Excess Distributable Cash shall be subject to adjustment and modification in accordance with the provisions of the 9.25% Settlement, and payment of such holder's pro-rata share of the Settlement Distribution to the holders of Allowed Class 6 Claims as provided under this Reorganization Plan.

                  VI. Additional New CPIH Funded Debt. In the event that on the Determination Date there shall be an increase in the amount of New CPIH Funded Debt in accordance with the proviso set forth in the definition of New CPIH Funded Debt, then each holder of an Allowed Class 3 Claim as of the Effective Date or its assign as permitted pursuant to the New CPIH Funded Debt agreement shall receive its Pro Rata Class Share of a Distribution consisting of any such increase in the New CPIH Funded Debt in a manner consistent with the provisions of this Section 4.3 of this Reorganization Plan, as though such additional New CPIH Funded Debt had been part of the Initial Distribution undertaken pursuant to Section 4.3(c)(I); provided, that with respect to the Distribution of such New CPIH Funded Debt to any Accepting Bondholder, such Distribution shall be subject to adjustment and modification in accordance with the provisions of the 9.25% Settlement, and payment of such holder's pro-rata share of the Settlement Distribution to the holders of Allowed Class 6 Claims as provided under this Reorganization Plan.

                  VII. Participation in the Class 3B Stock Offering. Additionally, as an incentive offered by the Plan Sponsor, any holder of an Allowed Class 3B Claim as of the record date established for voting in connection with this Reorganization Plan that has voted in favor of this Reorganization Plan shall have the right to participate on a pro rata basis in the Class 3B Stock Offering.

                  Treatment of Subclass 3C. On the Effective Date or as soon as practicable thereafter, at the option of the Reorganizing Debtors and in accordance with section 1124 of the Bankruptcy Code, all Allowed Secured Claims in Subclass 3C will be treated pursuant to one of the following alternatives:
(I) the Reorganization Plan will leave unaltered the legal, equitable and contractual rights to which each Allowed Secured Claim in Subclass 3C entitles the holder; (II) the Reorganizing Debtors or Reorganized Debtors shall cure any default that occurred before or after the Petition Date; the maturity of such Secured Claim shall be reinstated as such maturity existed prior to any such default; the holder of such Allowed Secured Claim shall be compensated for any damages incurred as a result of any reasonable reliance by the holder on any right to accelerate its claim; and the legal, equitable and contractual rights of such holder will not otherwise be altered; (III) an Allowed Secured Claim shall receive such other treatment as the Reorganizing Debtors or Reorganized Debtor and the holder of such Allowed Secured Claim shall agree; or (IV) all of the collateral for such Allowed Secured Claim will be surrendered by the Reorganizing Debtors to the holder of such Claim.

                   d. Voting: Class 3 Claims are Impaired, and the holders of Allowed Claims in such Class are entitled to vote to accept or reject the Reorganization Plan. The members of Subclasses 3A and 3B shall vote together as a single Class for purposes of accepting or rejecting this Reorganization Plan; provided, however that the Ballots distributed to holders of Subclass 3B Secured Claims shall permit each such holder the opportunity to elect treatment as a Rejecting Bondholder, it being understood that any such holder who does not expressly make such election by properly marking the Ballot shall be deemed an Accepting Bondholder. The members of Subclass 3C shall vote separately from the members of Subclasses 3A and 3B.

              4.4 Class 4 - Allowed Operating Company Unsecured Claims.

                  a. Classification: Class 4 consists of all Allowed Operating Company Unsecured Claims.

                  b. Treatment: On the Distribution Date, each holder of an Allowed Class 4 Claim shall receive, in full settlement, release and discharge of its Class 4 Claim, a Distribution of Reorganization Plan Unsecured Notes in the aggregate principal amount equal to the amount of its Allowed Class 4 Claim. With respect to Allowed Class 4 Claims for and to the extent which insurance is available, this Reorganization Plan shall not be deemed to impair or expand the rights of holders of such Allowed Class 4 Claims to pursue any available insurance to satisfy such Claims; provided, however, that to the extent insurance is not available or is insufficient, treatment of such Allowed Class 4 Claims shall be as otherwise provided in this Section 4.4.

                  c. Voting: Class 4 Claims are Impaired and the holders of Allowed Class 4 Claims are entitled to vote to accept or reject the Reorganization Plan.

              4.5 Class 5 - Allowed Parent and Holding Company Guarantee
Claims.

                  a. Classification: Class 5 consists of all Allowed Parent and Holding Company Guarantee Claims.

                  b. Treatment: On the Effective Date, the legal, equitable and contractual rights of the holders of Allowed Class 5 Claims will be reinstated in full satisfaction, release and discharge of their respective Class 5 Claims and will remain unaltered under the Reorganization Plan, except as the Reorganizing Debtors and the holders of Allowed Class 5 Claims may otherwise agree or as such holders may otherwise consent; provided however, that notwithstanding the foregoing, (i) no contractual provisions or applicable law that would entitle the holder of an Allowed Class 5 Claim to demand or receive payment of such Claim prior to the stated maturity of such Claim, terminate any contractual relationship or take such other enforcement action (as may be applicable) from and after the occurrence of a default that occurred prior to the Effective Date shall be enforceable against the Reorganized Debtors, and
(ii) for the period through one year after the Effective Date: (a) no contractual provisions or applicable law that would require a Reorganizing Debtor to satisfy any financial criteria or meet any financial condition measured by reference to such Debtor's most recent annual audited financial statements with respect to any such Allowed Parent and Holding Company Guarantee Claims during the pendancy of these Chapter 11 Cases shall be enforceable against such Reorganizing Debtor, and (b) the Reorganizing Debtors and Reorganized Debtors shall be deemed to be and to remain in compliance with any such contractual provision or applicable law regarding financial criteria or financial condition (other than contractual requirements to satisfy minimum ratings from ratings agencies). After such year, such financial criteria or financial condition shall be measured by reference to the applicable Debtor's most recent annual audited financial statements.

                  c. Voting: Class 5 Claims are Unimpaired, and the holders of Allowed Class 5 Claims are not entitled to vote to accept or reject the Reorganization Plan.

                  4.6 Class 6 - Allowed Parent and Holding Company Unsecured Claims.

                  a. Classification: Class 6 consists of all Allowed Parent and Holding Company Unsecured Claims.

                  b. Treatment: In consideration of the agreement by the holders of Class 6 Claims to waive any claims, including all alleged avoidance actions, that might be brought against the holders of Subclass 3A Claims and to settle the 9.25% Debentures Adversary Proceeding in accordance with the terms of the 9.25% Settlement, and to secure the support of the holders of Allowed Class 6 Claims for confirmation of this Reorganization Plan, the holders of Allowed Class 3 Claims have agreed to provide for the holders of Allowed Class 6 Claims from the value that would otherwise have been distributable to the holders of Allowed Class 3 Claims under this Reorganization Plan, such that on the Distribution Date each holder of an Allowed Class 6 Claim shall receive, in full satisfaction, release and discharge of its Class 6 Claim, Distributions consisting of (i) such holder's Pro Rata Class Share of the CPIH Participation Interest, (ii) such holders Pro Rata Class Share of the Class 6 Unsecured Notes, and (iii) such holders Pro Rata Class Share of the proceeds, if any, with respect to the Class 6 Litigation Claims. Additionally, each holder of an Allowed Class 6 Claim (a) shall receive from each Accepting Bondholder, in full satisfaction, release and discharge of its rights with respect to the 9.25% Debentures Adversary Proceeding against each Accepting Bondholder, a Distribution consisting of such holder's Pro Rata Share of the Settlement Distribution and (b) may receive a further Distribution subject to the resolution of the 9.25% Debentures Adversary Proceeding, in accordance with section 8.6(b) of this Reorganization Plan. Distributions to holders of Allowed Class 6 Claims (including any Distribution with respect to the Settlement Distribution) shall be made by the Disbursing Agent in accordance with the provisions of Section 8.7 of this Reorganization Plan. With respect to Allowed Class 6 Claims for and to the extent which insurance is available, this Reorganization Plan shall not be deemed to impair or expand the rights of holders of such Allowed Class 6 Claims to pursue any available insurance to satisfy such Claims; provided, however, that to the extent insurance is not available or is insufficient, treatment of such Allowed Class 6 Claims shall be as otherwise provided in this Section 4.6.

                  c. Voting: Class 6 Claims are Impaired and the holders Allowed Class 6 Claims are entitled to vote to accept or reject this Reorganization Plan.

              4.7 Class 7 - Allowed Convertible Subordinated Bond Claims.

                  a. Classification: Class 7 consists of all Allowed Convertible Subordinated Bond Claims.

                  b. Treatment: On the Distribution Date, each holder of an Allowed Class 7 Claim shall not receive any Distributions from the Reorganizing Debtors or retain any property under the Reorganization Plan in respect of Class 7 Claims, on account of its Class 7 Claim.

                  c. Voting: Class 7 Claims are Impaired and the holders of Allowed Class 7 Claims are conclusively presumed to reject the Reorganization Plan. The votes of holders of Allowed Class 7 Claims will not be solicited.

              4.8 Class 8 - Allowed Convenience Claims.

                  a. Classification: Class 8 consists of all Allowed Convenience Claims.

                  b. Treatment: On the Distribution Date, each holder of an Allowed Class 8 Claim shall receive, in full satisfaction, release and discharge of its Class 8 Claim, at the Reorganizing Debtors' option either: (i) a payment in Cash, in an amount equal to seventy five percent (75%) of the Allowed amount of such Class 8 Claim, or (ii) a Distribution of Reorganization Plan Unsecured Notes in the aggregate principal amount equal to the amount of its Allowed Class 8 Claim.

                  c. Voting: Class 8 Claims are Impaired and the holders of Allowed Class 8 Claims are entitled to vote to accept or reject the Reorganization Plan.

4.9      Class 9 - Intercompany Claims.

                  a. Classification: Class 9 consists of all Intercompany Claims. Class 9 is subdivided into three Subclasses for Distribution purposes:
Subclass 9A consists of the Liquidating Debtors Intercompany Claims; Subclass 9B consists of the Reorganized Debtors Intercompany Claims; Subclass 9C consists of the Heber Debtors Intercompany Claims.

                  b. Treatment: On the Effective Date, Intercompany Claims shall, be treated as follows:

                  I. Treatment of Subclass 9A Claims: In full satisfaction, release and discharge of each Liquidating Debtors Intercompany Claim, each such Liquidating Debtors Intercompany Claim shall be deemed cancelled or waived in exchange for the Reorganizing Debtors contribution of the Liquidation Plan Funding Amount, if any.

                  II. Treatment of Subclass 9B Claims: In the sole discretion of the applicable Reorganizing Debtor or Reorganized Debtor, Reorganizing Debtors Intercompany Claims shall be either: (a) preserved and reinstated, (b) released, waived and discharged, (c) contributed to the capital of the obligee corporation, or (d) distributed to the obligee corporation.

                  III. Treatment of Subclass 9C Claims: In full satisfaction, release and discharge of each Heber Debtors Intercompany Claim, each such Heber Debtors Intercompany Claim shall be deemed released, waived and discharged.

                  c. Voting: Class 9 Claims are Impaired, and the holders of Allowed Class 9 Claims are conclusively presumed to reject the Reorganization Plan. The votes of the holders of Allowed Class 9 Claims will not be solicited.

             4.10 Class 10 - Subordinated Claims.

                  a. Classification: Class 10 consists of all Allowed Subordinated Claims.

                  b. Treatment: As of the Effective Date, holders of Class 10 Claims shall not receive any Distributions or retain any property under the Reorganization Plan in respect of Class 10 Claims, on account of such Claims.

                  c. Voting: Class 10 Claims are Impaired, and the holders of Allowed Class 10 Claims are conclusively presumed to reject the Reorganization Plan. The votes of holders of Allowed Class 10 Claims will not be solicited.

             4.11 Class 11 - Equity Interests in Subsidiary Debtors.

                  a. Classification: Class 11 consists of all Allowed Equity Interests in Subsidiary Debtors.

                  b. Treatment: As of the Effective Date, all holders of Equity Interests in Subsidiary Debtors shall be reinstated in full satisfaction, release and discharge of any Allowed Class 11 Claims and such Equity Interests shall be evidenced by the existing capital stock, partnership and/or membership interests.

                  c. Voting: Class 11 Equity Interests are Unimpaired, and the holders of Allowed Class 11 Equity Interests are conclusively presumed to accept the Reorganization Plan. The votes of holders of Allowed Class 11 Equity Interests will not be solicited.

             4.12 Class 12 - Equity Interests in Covanta Huntington, Covanta Onondaga and DSS Environmental.

                  a. Classification: Class 12 consists of all Equity Interests in Covanta Huntington, Covanta Onondaga and DSS Environmental.

                  b. Treatment: As of the Effective Date, the Equity Interests in Covanta Huntington, Covanta Onondaga and DSS Environmental shall be reinstated, in full satisfaction, release and discharge of any Allowed Class 12 Equity Interests, and such reinstated Equity Interests shall be evidenced by the existing capital stock, partnership and/or membership interests.

                  c. Voting: Class 12 Equity Interests are Unimpaired, and the holders of Allowed Class 12 Equity Interests are conclusively presumed to accept this Reorganization Plan. The votes of holders of Class 12 Equity Interests will not be solicited.

             4.13 Class 13 - Old Covanta Stock Equity Interests.

                  a. Classification: Class 13 consists of all Equity Interests of holders of Old Covanta Stock.

                  b. Treatment: Holders of Allowed Class 13 Equity Interests shall not receive any Distribution or retain any property under the Reorganization Plan in respect of Class 13 Equity Interests. All Class 13 Equity Interests shall be cancelled, annulled and extinguished.

                  c. Voting: Class 13 Equity Interests are Impaired, and the holders of Allowed Class 13 Equity Interests are conclusively presumed to reject the Reorganization Plan. The votes of holders of Allowed Class 13 Equity Interests will not be solicited.

                                   ARTICLE V

               ACCEPTANCE OR REJECTION OF THE REORGANIZATION PLAN

              5.1 Voting of Claims. Except as otherwise indicated herein or as otherwise provided by a Final Order of the Court, each holder of an Allowed Claim in an Impaired Class of Claims shall be entitled to vote to accept or reject this Reorganization Plan. For purposes of calculating the number of Allowed Claims in a Class of Claims that have voted to accept or reject this Reorganization Plan under section 1126(c) of the Bankruptcy Code, all Allowed Claims in such Class held by one entity or any affiliate thereof (as defined in the Securities Act of 1933 and the rules and regulation promulgated thereunder) shall be aggregated and treated as one Allowed Claim in such Class.

              5.2 Acceptance by an Impaired Class. Consistent with section 1126(c) of the Bankruptcy Code and except as provided for in section 1126(e) of the Bankruptcy Code, an Impaired Class of Claims shall have accepted this Reorganization Plan if it is accepted by at least two-thirds in dollar amount, and more than one-half in number of the Allowed Claims of such Class that have timely and properly voted to accept or reject this Reorganization Plan.

              5.3 Presumed Acceptance of Plan. Holders of Claims in Classes 1, 2, 5, 11 and 12 are Unimpaired by this Reorganization Plan. In accordance with section 1126 of the Bankruptcy Code, holders of Allowed Claims in such Classes are conclusively presumed to accept this Reorganization Plan and the votes of holders of such Claims will not be solicited.

              5.4 Presumed Rejection of Plan. Holders of Claims and Equity Interests in Classes 7, 9, 10 and 13 are Impaired by this Reorganization Plan and are not entitled to receive any Distribution under this Reorganization Plan on account of such Claims or Equity Interests. In accordance with section 1126 of the Bankruptcy Code, holders of Allowed Claims and Equity Interests in such Classes are conclusively presumed to reject this Reorganization Plan and are not entitled to vote. As such, the votes of such holders will not be solicited with respect to such Claims and Equity Interests.

              5.5 Cramdown. To the extent that any Impaired Class rejects or is presumed to have rejected this Reorganization Plan, the Reorganizing Debtors reserve the right to (a) request that the Court confirm the Reorganization Plan in accordance with section 1129(b) of the Bankruptcy Code, or (b) modify, alter or amend this Reorganization Plan to provide treatment sufficient to assure that this Reorganization Plan does not discriminate unfairly, and is fair and equitable, with respect to the Class or Classes not accepting this Reorganization Plan, and, in particular, the treatment necessary to meet the requirements of subsections 1129(a) or (b) of the Bankruptcy Code with respect to the rejecting Classes and any other Classes affected by such modifications.

                                   ARTICLE VI

                            MEANS FOR IMPLEMENTATION

              6.1 Exit Financing. (a) On the Effective Date, the Reorganized Debtors are authorized to and shall enter into the Exit Financing Agreements and effect all transactions and take any actions provided for in or contemplated by the Exit Financing Agreements, including without limitation, the payment of all fees and other amounts contemplated by the Exit Financing Agreements.

                  (b) All Cash necessary for the Reorganized Debtors to make payments pursuant to this Reorganization Plan will be obtained from the Reorganized Debtors' cash balances and operations and borrowings under the Exit Financing Agreements, subject to the terms thereof.

              6.2 Investment and Purchase Agreement. On the Effective Date, the Reorganized Debtors are authorized to and shall effect all transactions and take any actions provided for in or contemplated by the Investment and Purchase Agreement and, subject to the terms and conditions therein, shall be entitled to receive payment from the Plan Sponsor of the purchase price as set forth therein and the Plan Sponsor shall be entitled to receive one hundred percent (100%) of Reorganized Covanta Common Stock in exchange therefor.

              6.3 Consummation of Heber Reorganization Plan. The implementation of this Reorganization Plan is predicated upon closing of the Geothermal Sale pursuant to the Heber Reorganization Plan.

              6.4 Authorization of Reorganized Covanta Common Stock and Reorganization Plan Notes. On the Effective Date, Reorganized Covanta is authorized to and shall issue the Reorganized Covanta Common Stock and the Reorganization Plan Notes and Reorganized CPIH is authorized to and shall issue the New CPIH Funded Debt and preferred stock, in accordance with the Investment and Purchase Agreement. With respect to the Reorganization Plan Notes, the issuance by Reorganized Covanta shall be in such denominations as necessary to insure that all creditors holding other than de minimus Allowed Claims shall receive the recovery to which they are entitled under this Reorganization Plan, and as otherwise provided under this Reorganization Plan without the need for any further corporate action.

              6.5 Cancellation of Existing Securities and Agreements. Except for purposes of evidencing a right to Distributions under this Reorganization Plan or otherwise provided hereunder or in the event there are more than $10 million in Rejecting Bondholders' Claims, on the Effective Date all the agreements and other documents (including, but not limited to, the 9.25% Indenture) evidencing (i) any Claims or rights of any holder of a Claim against the applicable Reorganizing Debtor, including all indentures and notes evidencing such Claims and (ii) any options or warrants to purchase Equity Interests, obligating the applicable Reorganizing Debtor to issue, transfer or sell Equity Interests or any other capital stock of the applicable Reorganizing Debtor, shall be cancelled without the need for further action; provided, however, that notwithstanding the foregoing, the Reorganized Debtors shall remain obligated with respect to liens, security interests or encumbrances in property of the Reorganized Debtors that have been granted pursuant to any executory contracts that have been assumed in accordance with Article IX of this Reorganization Plan or pursuant to the Exit Financing Agreements; and provided, further, that notwithstanding the foregoing the Indenture Trustee may be entitled to a charging lien with respect to any Distribution to holders of Allowed Subclass 3B Claims made after the Effective Date. Notwithstanding anything to the contrary in this Reorganization Plan, the indentures, notes and all other documents or agreements with respect to Class 2 Claims shall not be cancelled. The Indenture Trustee shall be relieved of all further duties and responsibilities related to the 9.25% Indenture, which shall be discharged and terminated as of the Effective Date. Subject to a determination by Reorganized Covanta pursuant to Section 7.3(a) of this Reorganization Plan, Wells Fargo Bank Minnesota may act under the Reorganization Plan as a Disbursing Agent with respect to payments to be made to holders of Allowed 9.25% Debenture Claims. Subsequent to any such performance of its obligations as Disbursing Agent, if any, Wells Fargo Bank Minnesota, National Association and its agents shall be relieved of all further duties and responsibilities.

              6.6 Board of Directors and Executive Officers.

                  (a) The identity of each of the nominees to serve on the Board of Directors of Reorganized Covanta and CPIH shall be announced fifteen (15) days prior to the Confirmation Hearing. In accordance with section 1129(a)(5) of the Bankruptcy Code, as part of such announcement, the Reorganizing Debtors shall disclose the identity and affiliations of individuals proposed to serve, after the Effective Date, as a director or officer of each of the Reorganized Debtors. Such persons shall be deemed elected or appointed, as the case may be, pursuant to the Confirmation Order, and such elections or appointments, as the case may be, shall be effective on or after the Effective Date, without any requirement of further action by stockholders, other owners or directors of the Reorganized Debtors.

                  (b) The Reorganizing Debtors and the Committee acknowledge, and the Confirmation Order shall confirm, the validity, priority, nonavoidability, perfection and enforceability of the Liens and Claims of (i) the Agent Banks on behalf of the Prepetition Lenders under the Prepetition Credit Agreement and the related collateral documents and guarantees and (ii) subject to payment of the Settlement Distribution to holders of Allowed Class 6 Claims, the Accepting Bondholders under the indenture for the 9.25% Debentures and the related collateral documents, and any and all rights to bring any challenge with respect thereto are hereby waived.

              6.7 Deemed Consolidation of Debtors for Plan Purposes Only. Subject to the occurrence of the Effective Date, the Reorganizing Debtors shall be deemed consolidated solely for the following purposes under the Reorganization Plan: (i) as provided with respect to Class 11 Claims, no Distributions shall be made under the Reorganization Plan on account of Equity Interests in Subsidiary Debtors; and (ii) with respect to each Class hereunder (other than Classes 7 and 13), Claims against more than one Reorganizing Debtor have been grouped together into a single Class of Claims for voting and distribution purposes.

                  Such deemed consolidation, however, shall not affect: (i) the legal and organizational structure of the Reorganized Debtors; (ii) the ownership interest of any Reorganizing Debtor in any Subsidiary Debtor, Covanta Huntington, Covanta Onondaga and DSS Environmental and (iii) pre and post-Petition Date guarantees, Liens and security interests that are required to be maintained (a) in connection with executory contracts or unexpired leases that were entered into during the Chapter 11 Cases or that have been or will be assumed, or (b) pursuant to this Reorganization Plan or the instruments and documents issued in connection herewith (including, without limitation, the Exit Financing Agreements).

              6.8 Continued Corporate Existence; Vesting of Assets in the Reorganized Debtors and Corporate Restructuring. (a) Each of the Reorganizing Debtors shall, as a Reorganized Debtor, continue to exist after the Effective Date as a separate legal entity, with all powers of a corporation, limited liability company or general or limited partnership, as the case may be, under the laws of their respective states of incorporation or organization and without prejudice to any right to alter or terminate such existence (whether by merger or otherwise) under such applicable state law.

                  (b) The Reorganized Debtors shall be revested with their assets as provided in Section 11.1 of this Reorganization Plan, subject to the Liens granted under the applicable Exit Financing Agreements.

                  (c) On the Effective Date, the Reorganized Debtors shall be authorized to undertake a corporate restructuring as contemplated by the Investment and Purchase Agreement, including the issuance of preferred stock in CPIH to an investor.

              6.9 Amended Organizational Documents. On the Effective Date, the Reorganized Debtors are authorized to, and shall, without the need for any further corporate action, adopt and, as applicable, file their respective amended organizational documents with the applicable Secretary of State. The amended organizational documents shall prohibit the issuance of nonvoting equity securities, as required by sections 1123(a) and (b) of the Bankruptcy Code, subject to further amendment as permitted by applicable law.

             6.10 Settlements. Except to the extent the Court has entered a separate order providing for such approval, the Confirmation Order shall constitute an order (a) approving as a compromise and settlement pursuant to section 1123(b)(3)(A) of the Bankruptcy Code and Bankruptcy Rule 9019, any settlement agreements entered into by any Reorganizing Debtor or any other Person as contemplated in confirmation of this Reorganization Plan, and (b) authorizing the Reorganizing Debtors' execution and delivery of all settlement agreements entered into or to be entered into by any Reorganizing Debtor or any other Person as contemplated by this Reorganization Plan and all related agreements, instruments or documents to which any Reorganizing Debtor is a party.

             6.11 Employee Benefits. Except as set forth in this Section, the Reorganizing Debtors generally intend to maintain existing employee benefit plans, subject to the Reorganizing Debtors or Reorganized Debtors' rights to amend, terminate or modify those plans at any time as permitted by such plans or applicable nonbankruptcy law.

             6.12 Deemed Exercise of Put and Intercreditor Adjustment. In implementation of the resolution of the Allowed CIBC Secured Claim and the Allowed Secured Claims of the Canadian Loss Sharing Lenders and in connection with the Ogden Put/Call Agreement, on the Effective Date (i) CIBC, as administrative agent, will be deemed to exercise, and the Reorganizing Debtors will be deemed on such date to accept, the put to the Reorganizing Debtors of the $72 million of the outstanding class B preferred shares issued by Palladium Finance Corporation II and all rights related thereto, and (ii) the Claim of the Canadian Loss Sharing Lenders shall be reduced by an amount equal to the aggregate amount of all loss sharing payments that they have received pursuant to the Intercreditor Agreement (including any such payment received by them on the Effective Date).

             6.13 Funding the Operating Reserve. On the Effective Date, the Reorganizing Debtors shall perform their obligations with respect to the Liquidation Plan by transferring the Liquidation Plan Funding Amount to the Operating Reserve and the Administrative Expense Claims Reserve.

                                  ARTICLE VII

                                  DISTRIBUTIONS

              7.1 Distribution Record Date. As of the close of business on the applicable Distribution Record Date, the applicable Reorganizing Debtor's books and records for each of the Classes of Claims or Equity Interests as maintained by such Reorganizing Debtor or its respective agent, or, in the case of the 9.25% Debentures, the Indenture Trustee therefor, shall be deemed closed, and there shall be no further changes in the record holders of any of the Claims or Equity Interests. The applicable Reorganizing Debtor shall have no obligation to recognize any transfer of Claims or Equity Interests occurring on or after the applicable Distribution Record Date. The applicable Reorganizing Debtor shall be entitled to recognize and deal for all purposes hereunder only with those record holders stated in the books and records of the applicable Reorganizing Debtor or its respective agent, or, in the case of the 9.25% Debentures, the Indenture Trustee thereof, as of the close of business on the Distribution Record Date, to the extent applicable.

              7.2 Date of Distributions. Unless otherwise provided herein, any Distributions and deliveries to be made hereunder shall be made on the Effective Date or as soon thereafter as is practicable. In the event that any payment or act under this Reorganization Plan is required to be made or performed on a date that is not a Business Day, then the making of such payment or the performance of such act may be completed on the next succeeding Business Day, but shall be deemed to have been completed as of the initial due date.

              7.3 Disbursing Agent.

                  (a) Reorganized Covanta and such other Person as may be selected by Reorganized Covanta and approved by the Court shall act as Disbursing Agent(s) under the Reorganization Plan. No Court approval shall be required to for using Bank of America, N.A., as a Disbursing Agent for distributions to the Prepetition Lenders or, subject to agreement with Wells Fargo Bank Minnesota, National Association, for using Wells Fargo Bank Minnesota as a Disbursing Agent for distributions to holders of 9.25% Debentures after the Effective Date.

                  (b) A Disbursing Agent shall not be required to give any bond or surety or other security for the performance of its duties unless otherwise ordered by the Court, and, in the event that a Disbursing Agent is so otherwise ordered, the costs and expenses that are directly related to procuring any such bond or surety shall be borne by the Reorganized Debtors.

              7.4 Rights and Powers of Disbursing Agent. The Disbursing
Agent shall be empowered to (i) effect all actions and execute all agreements, instruments and other documents necessary to perform its duties under this Reorganization Plan, (ii) hold Distributions prior to the applicable Distribution Date with respect thereto, (iii) make all Distributions contemplated hereby and in accordance with the terms hereof, (iv) employ professionals to represent it with respect to its responsibilities, and (v) exercise such other powers as may be vested in the Disbursing Agent by order of the Court, pursuant to this Reorganization Plan, pursuant to such other agreement as may be entered into in connection with the implementation and consummation of this Reorganization Plan or as deemed by the Disbursing Agent to be necessary and proper to implement the provisions hereof.

              7.5 Surrender of Instruments. As a condition to receiving any Distribution under this Reorganization Plan, (x) each holder of an Allowed Claim represented by a certificated instrument or note must surrender such instrument or note held by it to the Disbursing Agent or its designee, unless such certificated instrument or note is being reinstated or being left unimpaired under this Reorganization Plan and (y) each holder of an Allowed Claim that is party to a settlement incorporated herein or otherwise implemented hereby shall have performed its obligations thereunder either immediately prior to or contemporaneous with such Distribution. Any holder of such instrument or note that fails to (i) surrender such instrument or note or (ii) execute and deliver an affidavit of loss and/or indemnity reasonably satisfactory to the Disbursing Agent or furnish a bond in form, substance and amount reasonably satisfactory to the Disbursing Agent before the first anniversary of the Effective Date, shall be deemed to have forfeited all rights and Claims and may not participate in any Distribution under this Reorganization Plan in respect of such Claim. Any other holder of an Allowed Claim who fails to take such action as reasonably required by the Disbursing Agent or its designee to receive its Distribution hereunder before the first anniversary of the Effective Date, or such earlier time as otherwise provided for in this Reorganization Plan, may not participate in any Distribution under this Reorganization Plan in respect of such Claim. Any Distribution forfeited hereunder shall become property of the applicable Reorganized Debtor.

              7.6 Delivery of Distributions. Distributions to holders of Allowed Claims shall be made at the address of each such holder as set forth on the Schedules filed with the Court unless superseded by the address as set forth on the proofs of claim filed by such holders or other writing notifying the applicable Reorganized Debtor of a change of address. If any holder's Distribution is returned as undeliverable, no further Distributions to such holder shall be made unless and until the applicable Reorganized Debtor is notified of such holder's then current address, at which time all missed Distributions shall be made to such holder without interest on or before one hundred and twenty (120) days after the date such undeliverable Distribution was initially made. After such date, all unclaimed property shall, in the applicable Reorganized Debtor's discretion, be used to satisfy the costs of administering and fully consummating this Reorganization Plan or become property of the applicable Reorganized Debtor, and the holder of any such Claim shall not be entitled to any other or further distribution under this Reorganization Plan on account of such Claim.

              7.7 Manner of Payment Under Plan.

                  (a) All Distributions of Cash or Reorganization Plan Notes to the holders of Allowed Claims against each of the Reorganizing Debtors under this Reorganization Plan, shall be made by the Disbursing Agent on behalf of the applicable Reorganized Debtor. Subject to Section 4.3 (V), any Distributions that revert to the applicable Reorganized Debtor or are otherwise cancelled (such as pursuant to Section 7.5 or 7.6 of this Reorganization Plan) shall revest solely in the applicable Reorganized Debtor.

                  (b) At the option of the applicable Reorganized Debtor, any Cash payment to be made hereunder may be made by a check or wire transfer or as otherwise required or provided in applicable agreements.

              7.8 De Minimis and Fractional Distributions. Unless written request addressed to the Reorganized Debtors or Disbursing Agent is received within one hundred and twenty (120) days after the Effective Date, the Disbursing Agent or such other entity designated by such Reorganized Debtor as a Disbursing Agent on or after the Effective Date will not be required to distribute Cash or Reorganization Plan Notes to the holder of an Allowed Claim in an Impaired Class if the amount of Cash or the Estimated Recovery Value of such Reorganization Plan Notes combined to be distributed on any Distribution Date under the Reorganization Plan on account of such Claim is less than $100. Any holder of an Allowed Claim on account of which the amount of Cash or the combined Estimated Recovery Value of Reorganization Plan Notes to be distributed is less than $100 will have its Claim for such Distribution discharged and will be forever barred from asserting any such Claim against the Reorganized Debtors or their respective property. Any Cash or Reorganization Plan Notes not distributed pursuant to this Section 7.8 will become the property of the Reorganized Debtors, free of any Liens, encumbrances or restrictions thereon. Any other provision of this Reorganization Plan notwithstanding, neither the Reorganized Debtors nor the Disbursing Agent shall be required to make distributions or payments of fractions of dollars. Whenever any payment of a fraction of a dollar under this Plan would otherwise be called for, the actual payment shall reflect a rounding of such fraction to the nearest whole dollar (up or down), with half dollars or less being rounded down. Any other provision of this Reorganization Plan notwithstanding, payments of fractions of Reorganization Plan Notes will not be made and shall be rounded (up or down) to the nearest whole number, with fractions equal to or less than 1/2 being rounded down.

              7.9 Exemption from Securities Laws. The issuance of the Reorganization Plan Notes and the CPIH Participation Interest pursuant to this Reorganization Plan shall be exempt from any securities laws registration requirements to the fullest extent permitted by section 1145(a)(1)(A) of the Bankruptcy Code and section (3)(a)(7) of the Securities Act of 1933.

             7.10 Setoffs. Each Reorganizing Debtor may, in accordance with the provisions of the Reorganization Plan, section 553 of the Bankruptcy Code and applicable non-bankruptcy law, set off against any Allowed Claim and the Distributions to be made pursuant to this Reorganization Plan on account of such Allowed Claim (before any Distribution is made on account of such Allowed Claim), the Claims, rights and causes of action of any nature that such Reorganizing Debtor may hold against the holder of such Allowed Claim; provided, however, that neither the failure to effect such a setoff nor the allowance of any Claim hereunder shall constitute a waiver or release by the applicable Reorganizing Debtor of any such Claims, rights and causes of action that the applicable Reorganizing Debtor may possess against such holder; and provided, further that any Claims of each Reorganizing Debtor arising before the applicable Petition Date shall only be setoff against Claims against such Reorganizing Debtor arising before the applicable Petition Date.

             7.11 Allocation of Plan Distribution Between Principal and Interest. All Distributions in respect of any Allowed Claim shall be allocated first to the principal amount of such Allowed Claim, as determined for federal income tax purposes, and thereafter, to the remaining portion of such Allowed Claim, if any.

             7.12 Withholding and Reporting Requirements. In connection with this Reorganization Plan and all instruments issued in connection therewith and distributed thereon, the applicable Reorganizing Debtor and/or Disbursing Agent shall comply with all applicable withholding and reporting requirements imposed by any federal, state or local taxing authority, and all distributions under this Reorganization Plan shall be subject to any such withholding or reporting requirements.

             7.13 Time Bar to Cash Payments. Checks issued by the
Reorganized Debtors in respect of Allowed Claims shall be null and void if not negotiated within one hundred and twenty (120) days after the date of issuance thereof. Requests for reissuance of any check shall be made to the applicable Reorganized Debtor by the holder of the Allowed Claim to whom such check originally was issued. Any Claim in respect of such voided check shall be made on or before thirty (30) days after the expiration of the one hundred and twenty
(120) day period following the date of issuance of such check. After such date, all funds held on account of such voided check shall, in the discretion of the applicable Reorganized Debtor, be used to satisfy the costs of administering and fully consummating this Reorganization Plan or become property of the applicable Reorganized Debtor, and the holder of any such Allowed Claim shall not be entitled to any other or further Distribution under this Reorganization Plan on account of such Allowed Claim.

             7.14 Closing of Chapter 11 Cases. As to each Reorganizing
Debtor, when substantially all Disputed Claims have become Allowed Claims or have been disallowed by Final Order, and all Distributions in respect of Allowed Claims have been made in accordance with this Reorganization Plan, or at such earlier time as each of the Reorganized Debtors deems appropriate, the Reorganized Debtors shall seek authority from the Court to close their respective Chapter 11 Cases in accordance with the Bankruptcy Code and the Bankruptcy Rules.

                                  ARTICLE VIII

              PROCEDURES FOR RESOLVING AND TREATING DISPUTED CLAIMS

              8.1 No Distribution Pending Allowance. Notwithstanding any other provision of this Reorganization Plan, no Cash, Reorganization Plan Notes nor any other consideration shall be distributed under this Reorganization Plan on account of any Disputed Claim, unless and until all objections to such Disputed Claim have been settled or withdrawn or have been determined by Final Order and the Disputed Claim, or some portion thereof, has become an Allowed Claim.

              8.2 Resolution of Disputed Claims and Equity Interests.

                  (a) Unless otherwise ordered by the Court after notice and a hearing, the Reorganizing Debtors or Reorganized Debtors, as the case may be, shall have the exclusive right to make and file objections to Claims (other than Administrative Expense Claims) and shall serve a copy of each objection upon the holder of the Claim to which the objection is made as soon as practicable, but in no event later than one hundred and twenty (120) days after the Effective Date; provided, however, that such one hundred and twenty (120) day period may be automatically extended by the Reorganizing Debtors, without any further application to, or approval by, the Court, for up to an additional thirty (30) days. The foregoing deadlines for filing objections to Claims shall not apply to Claims for tort damages and, accordingly, no such deadline shall be imposed by this Reorganization Plan. Notwithstanding any authority to the contrary, an objection to a Claim shall be deemed properly served on the holder thereof if the Reorganizing Debtors effect service in any of the following manners: (i) in accordance with Rule 4 of the Federal Rules of Civil Procedure, as modified and made applicable by Bankruptcy Rule 7004; (ii) by first class mail, postage prepaid, on the signatory on the proof of claim or interest or other representative identified in the proof of claim or interest or any attachment thereto; or (iii) by first class mail, postage, on any counsel that has appeared on the holder's behalf in the Chapter 11 Cases.

                  (b) Except with respect to Administrative Expense Claims as to which the Administrative Expense Claim Bar Date does not apply, Administrative Expense Claims must be filed with the Court and served on counsel for the Reorganizing Debtors on or before the Administrative Expense Claim Bar Date. The Reorganizing Debtors, Reorganized Debtors, or any other party in interest permitted under the Bankruptcy Code may make and file objections to any such Administrative Expense Claim and shall serve a copy of each objection upon the holder of the Claim to which the objection is made as soon as practicable, but in no event later than one hundred and eighty (180) days after the Effective Date. In the event the Reorganizing Debtors, or Reorganized Debtors file any such objection, the Court shall determine the Allowed amount of any such Administrative Expense Claim. Notwithstanding the foregoing, no request for payment of an Administrative Expense Claim need be filed with respect to an Administrative Expense Claim which is paid or payable by the Reorganizing Debtors in the ordinary course of business.

              8.3 Estimation of Claims and Equity Interests. The
Reorganizing Debtors may at any time request that the Court estimate any contingent, unliquidated or Disputed Claim pursuant to section 502(c) of the Bankruptcy Code, regardless of whether the Reorganizing Debtors previously objected to such Claim or whether the Court has ruled on any such objection, and the Court will retain jurisdiction to estimate any Claim at any time during litigation concerning any objection to any Claim. In the event that the Court estimates any Disputed Claim, that estimated amount may constitute either the Allowed amount of such Claim or a maximum limitation on such Claim, as determined by the Court. If the estimated amount constitutes a maximum limitation on such Claim, the Reorganizing Debtors may elect to pursue any supplemental proceedings to object to any ultimate payment of such Claim. All of the aforementioned Claims objection, estimation and resolution procedures are cumulative and not necessarily exclusive of one another.

              8.4 Reserve Account for Disputed Claims. On and after the Distribution Date, the Disbursing Agent shall hold in one or more Disputed Claims Reserves, for each Class or Subclass in which there are any Disputed Claims, Cash or Reorganization Plan Notes in an aggregate amount sufficient to pay to each holder of a Disputed Claim the amount of Cash or Reorganization Plan Notes that such holder would have been entitled to receive pro rata under this Reorganization Plan if such Claim had been an Allowed Claim in such Class or Subclass; provided, however that with respect to Disputed Claims in Class 4, the Reorganized Debtors shall not be required to establish a Disputed Claims Reserve but instead shall issue new Reorganization Plan Unsecured Notes if and when any Disputed Claim in Class 4 becomes an Allowed Claim. Cash withheld and reserved for payments to holders of Disputed Claims in any Class or Subclass shall be held and deposited by the Disbursing Agent in one or more segregated interest-bearing reserve accounts for each Class or Subclass of Claims in which there are Disputed Claims entitled to receive Cash, to be used to satisfy the Disputed Claims if and when such Disputed Claims become Allowed Claims.

              8.5 Allowance of Disputed Claims. With respect to any Disputed Claim that is subsequently deemed Allowed, on the Distribution Date for any such Claim the Reorganizing Debtors shall distribute from the Disputed Claims Reserve Account corresponding to the Class in which such Claim is classified to the holder of such Allowed Claim the amount of Cash or Reorganization Plan Notes that such holder would have been entitled to recover pro rata under this Reorganization Plan if such Claim had been an Allowed Claim on the Effective Date, together with such claimholder's Pro Rata Class Share of net interest, if any, on such Allowed Claim. For purposes of the immediately preceding sentence, such holder's Pro Rata Class Share of net interest shall be calculated by multiplying the amount of interest on deposit in the applicable Disputed Claims Reserve account on the date immediately preceding the date on which such Allowed Claim is to be paid by a fraction, the numerator of which shall equal the amount of such Allowed Claim and the denominator of which shall equal the amount of all Claims for which deposits are being held in the applicable Disputed Claims Reserve account on the date immediately preceding the date on which such Allowed Claim is to be paid.

              8.6 Reserve Account for Subclass 3B Rejecting Bondholder Recovery. (a) Any portion of the Subclass 3B Rejecting Bondholder Recovery deemed a Disputed Secured Claim pursuant to section 4.3(c)(III) of this Reorganization Plan shall be held in a reserve account in accordance with
Section 8.4 of this Reorganization Plan subject to resolution of the 9.25% Debentures Adversary Proceeding.

                  (b) In the event of entry of a Final Order in connection with the 9.25% Debentures Adversary Proceeding establishing the validity of the Lien asserted on behalf of the holders of the 9.25% Debentures, each holder of a Subclass 3B Secured Claim that had been deemed a Disputed Secured Claim pursuant to section 4.3(c)(III) of this Reorganization Plan shall receive a Pro Rata Share of the Distribution of the Subclass 3B Rejecting Bondholder Recovery from the Subclass 3B Reserve Account. In the event of entry of a Final Order in the 9.25% Debentures Adversary Proceeding determining that the Lien asserted on behalf of the holder of the 9.25% Debentures did not exist, was invalid or otherwise avoided, then the Subclass 3B Rejecting Bondholder Recovery held in the Subclass 3B Reserve Account shall be Distributed (i) first, so that each holder of a Subclass 3B Claim that had been deemed a Disputed Secured Claim shall receive a Distribution with an Estimated Recovery Value equal to the Estimated Recovery Value that such holder would have received on the Effective Date with respect to an Allowed Class 6 Claim of the same principal amount, and
(ii) second, the balance of the Subclass 3B Rejecting Bondholder Recovery that remains after making distributions in accordance with clause (i) of this sentence shall be divided as follows: (A) pro rata to each holder of an Allowed Class 6 Claim, additional distributions of Additional Distributable Cash (if any), Excess Distributable Cash (if any), New High Yield Secured Notes and New CPIH Funded Debt, in an amount such that each holder of an Allowed Class 6 Claim will receive the Pro Rata Share of the Settlement Distribution it would have received had all Rejecting Bondholders been Accepting Bondholders; (B) pro-rata to Allowed Subclass 3A Claims, any remaining Cash; and (C) pro-rata among holders of Allowed Subclass 3A Claims and holders of Allowed Class 6 Claims on a ratio of 9 to 1, the remaining balance of the Subclass 3B Rejecting Bondholder Recovery.

                  (c) In the event there are Rejecting Bondholders holding an aggregate amount of Subclass 3B Claims in excess of $10 million, the Reorganizing Debtors shall be obligated after the Confirmation Date to reimburse counsel for the Committee and counsel for the Bondholders Committee for fees and expenses each in an amount up to $250,000 for purposes of enabling continuation of the 9.25% Debentures Adversary Proceeding, subject to approval of such fees and expenses by order of the Court.

                  (d) Without regard to the aggregate amount of Subclass 3B Claims held by Rejecting Bondholders, the $450,000 limitation on the use of cash collateral imposed on the payment of fees to counsel to the Committee in connection with the 9.25% Debentures Adversary Proceeding as set forth in the Stipulation and Consent Order Authorizing Creditors Committee to Use Cash Collateral to Investigate and Prosecute the Adversary Proceeding Filed by the Committee on Behalf of the Debtors with Respect to the Existence of the 9 1/4 Debentureholders Alleged Lien on the Debtors' Assets, Confirming the Entitlement of the Informal Committee and of the Indenture Trustee to Receive Without Risk of Disgorgement Fees and Expenses, and Certain Other Matters (Docket No. 1088) shall no longer apply, and the Confirmation Order shall provide for the Reorganizing Debtors to pay then accrued unpaid fees and expenses incurred by counsel for the Committee in prosecuting the 9.25% Debentures Adversary Proceeding without regard to such prior limitation, subject only to approval of such fees and expenses by order of the Court as part of its review of fees and expenses for all Retained Professionals in these Chapter 11 Cases.

                  (e) In the event there are Rejecting Bondholders holding an aggregate amount of Subclass 3B Claims less than $10 million, the 9.25% Debentures Adversary Proceeding shall be (i) withdrawn with prejudice with respect to the Accepting Bondholders and the Indenture Trustee, and (ii) provided that no holder of a Class 6 Unsecured Claim, or representative thereof, shall file with the Bankruptcy Court a motion for the entry of a scheduling order in connection with the resumption of the 9.25% Debentures Adversary Proceeding within 120 days after the Effective Date, withdrawn without prejudice with respect to the rights, if any, of any holder of an Unsecured Claim to challenge the validity of the Allowed Secured Claims of any such Rejecting Bondholders in their individual capacities; provided, however, that in the event any holder of a Class 6 Unsecured Claim, or representative thereof, challenges the validity of the Allowed Secured Claims of any such Rejecting Bondholders holding an aggregate amount of Subclass 3B Claims of less than $10 million subsequent to the Effective Date, either in the 9.25% Debentures Adversary Proceeding or otherwise, the Reorganized Debtors shall not be obligated to reimburse counsel for such holder of a Class 6 Unsecured Claim, or representative thereof, for any fees or expenses incurred in connection with such challenge; and provided, further, that neither the Bondholders Committee or the Indenture Trustee shall have an obligation to defend or otherwise intervene in any action against any such Rejecting Bondholders (all such obligations of the Indenture Trustee, if any did so exist, being terminated along with the 9.25% Indenture pursuant to Section 6.5 of this Reorganization Plan), and provided that such termination shall not prejudice the prosecution of the 9.25% Debentures Adversary Proceeding against any such Rejecting Bondholders. In connection with any such resumption of the 9.25% Debentures Adversary Proceeding by any holder or holders of Class 6 Unsecured Claims, as herein contemplated, such holder or holders shall be deemed to be the successor in interest to the Committee in all respects, acting on behalf of the Debtors for purposes of prosecuting such 9.25% Debentures Adversary Proceeding.

              8.7 Distributions to Allowed Class 6 Claims After the Effective Date.

                  (a) The Disbursing Agent shall have the option, subject to consultation with the Class 6 Representative, to make an interim Distribution (including any Distributions with respect to the Settlement Distribution) to holders of Allowed Class 6 Claims before final resolution with respect to the allowance of all Class 6 Claims, subject to retaining sufficient reserves with respect to any still Disputed Class 6 Claims in accordance with Section 8.4 of this Reorganization Plan. From time to time, the Class 6 Representative shall advise the Disbursing Agent as to the appropriateness of making any such interim Distribution to the holders of Allowed Class 6 Claims.

                  (b) The Class 6 Representative shall designate an escrow agent or depository for the purposes of holding Cash, the CPIH Participation Interest and any proceeds thereof and the interest in the New CPIH Funded Debt for the benefit of holders of Allowed Class 6 Claims prior to such time as the Disbursing Agent makes an interim or final Distribution to holders of Allowed Class 6 Claims. All costs of implementing and maintaining any such depository or escrow arrangement shall be paid for from the proceeds of the Distribution to holders of Allowed Class 6 Claims.

              8.8 Release of Funds from Disputed Claims Reserve. If at any time or from time to time after the Effective Date, there shall be Cash or Reorganization Plan Notes in the Disputed Claims Reserve account with respect to Class 6 Claims in an amount in excess of the Reorganizing Debtors' maximum remaining payment obligations to the then existing holders of Disputed Class 6 Claims under this Reorganization Plan, such excess funds, and the Pro Rata Class Share of net interest in respect thereof, shall become available for Distribution to the holders of Allowed Class 6 Claims in accordance with this Reorganization Plan.

                                   ARTICLE IX

                             TREATMENT OF EXECUTORY
                         CONTRACTS AND UNEXPIRED LEASES

              9.1 General Treatment. (a) On the Effective Date, and subject to the provisions of Section 4.5 of this Reorganization Plan, all executory contracts and unexpired leases to which each Reorganizing Debtor listed on
Exhibit 9.1A (collectively, the "Rejecting Debtors") is a party shall be deemed rejected, except for any executory contract or unexpired lease of the Rejecting Debtors that (i) has been previously assumed or rejected pursuant to a Final Order of the Court, (ii) is specifically designated as a contract or lease on the Rejecting Debtors' Schedule of Assumed Contracts and Leases, filed as
Exhibit 9.1A hereto, as may be amended, (iii) is the subject of a separate motion to assume or reject filed under section 365 of the Bankruptcy Code by the Reorganizing Debtors prior to the Confirmation Hearing, or (iv) is an executory contract or lease to which any other Reorganizing Debtor or Non-Debtor Affiliate is counterparty. The Rejecting Debtors expressly reserve the right to add or remove executory contracts and unexpired leases to or from the Rejecting Debtors' Schedule of Assumed Contracts and Leases at any time prior to the Effective Date.

                  (b) On the Effective Date, all executory contracts and unexpired leases to which each Reorganizing Debtor listed on Exhibit 9.1B (collectively, the "Assuming Debtors") is a party shall be deemed assumed, except for any executory contract or unexpired lease of the Assuming Debtors that (i) has been previously assumed or rejected pursuant to a Final Order of the Court, (ii) is specifically designated as a contract or lease on the Assuming Debtors' Schedule of Rejected Contracts and Leases, filed as Exhibit 9.1B hereto, as may be amended, or (iii) is the subject of a separate motion to assume or reject filed under section 365 of the Bankruptcy Code by the Reorganizing Debtors prior to the Confirmation Hearing. The Assuming Debtors expressly reserve the right to add or remove executory contracts and unexpired leases to or from the Assuming Debtors' Schedule of Rejected Contracts and Leases at any time prior to the Effective Date. Notwithstanding the foregoing or anything in Section 9.2 of this Reorganization Plan, the assumption of that certain Service Agreement dated as of November 16, 1990, as supplemented and amended, between Northeast Maryland Waste Disposal Authority (the "Authority") and Covanta Montgomery, Inc. is expressly conditioned upon Covanta Montgomery, Inc. providing the Authority with a Guarantor Security Letter of Credit (as defined in the Service Agreement) that meets the requirements of Section 7.3(f) of the Service Agreement and shall be maintained in accordance with the requirements of the Service Agreement.

                  (c) Each executory contract and unexpired lease listed or to be listed on the Rejecting Debtors' Schedule of Assumed Contracts and Leases or the Assuming Debtors' Schedule of Rejected Contracts and Leases (collectively, the "Contract Schedules") shall include modifications, amendments, supplements, restatements or other agreements, including guarantees thereof, made directly or indirectly by any Reorganizing Debtor in any agreement, instrument or other document that in any manner affects such executory contract or unexpired lease, without regard to whether such agreement, instrument or other document is listed on the Contract Schedules. The mere listing of a document on the Contract Schedules shall not constitute an admission by the Reorganizing Debtors that such document is an executory contract or unexpired lease or that the Reorganizing Debtors have any liability thereunder.

              9.2 Cure of Defaults. Except to the extent that (i) a different treatment has been agreed to by the nondebtor party or parties to any executory contract or unexpired lease to be assumed pursuant to Section 9.1 of this Reorganization Plan or, (ii) any executory contract or unexpired lease shall have been assumed pursuant to an order of the Court which order shall have approved the cure amounts with respect thereto, the applicable Reorganizing Debtor shall, pursuant to the provisions of sections 1123(a)(5)(G) and 1123(b)(2) of the Bankruptcy Code and consistent with the requirements of section 365 of the Bankruptcy Code, no later than thirty (30) days after the Confirmation Date, file with the Court and serve one or more pleadings listing the cure amounts of all executory contracts or unexpired leases to be assumed, subject to the Reorganizing Debtors right to amend such pleading or pleadings any time prior to thirty (30) days after the Confirmation Date. The parties to such executory contracts or unexpired leases to be assumed by the applicable Reorganizing Debtor shall have fifteen (15) days from service of any such pleading to object to the cure amounts listed by the applicable Reorganizing Debtor. Service of such pleading shall be sufficient if served on the other party to the contract or lease at the address indicated on (i) the contract or lease, (ii) any proof of claim filed by such other party in respect of such contract or lease, or (iii) the Reorganizing Debtors' books and records, including the Schedules; provided, however, that if a pleading served by a Reorganizing Debtor to one of the foregoing addresses is promptly returned as undeliverable, the Reorganizing Debtor shall attempt reservice of the pleading on an alternative address, if any, from the above listed sources. If any objections are filed, the Court shall hold a hearing. Any party failing to object to the proposed cure amount fifteen days following service of the proposed cure amount by the Debtors shall be forever barred from asserting, collecting, or seeking to collect any amounts in excess of the proposed cure amount against the Reorganizing Debtors or Reorganized Debtors. Notwithstanding the foregoing or anything in Section 9.3 of this Reorganization Plan, at all times through the date that is five (5) Business Days after the Court enters an order resolving and fixing the amount of a disputed cure amount, the Reorganizing Debtors shall have the right to reject such executory contract or unexpired lease.

              9.3 Approval of Assumption of Certain Executory Contracts. Subject to Sections 9.1 and 9.2 of this Reorganization Plan, the executory contracts and unexpired leases on the Rejecting Debtors' Schedule of Assumed Contracts and the executory contracts and unexpired leases of the Assuming Debtors other than those listed on the Assuming Debtors' Schedule of Rejected Contracts and Leases shall be assumed by the respective Reorganizing Debtors as of the Effective Date. Except as may otherwise be ordered by the Court, the Reorganizing Debtors shall have the right to cause any assumed executory contract or unexpired lease to vest in the Reorganized Debtor designated for such purpose by the Reorganizing Debtors.

              9.4 Approval of Rejection of Executory Contracts and Unexpired Leases. Entry of the Confirmation Order shall constitute the approval, pursuant to section 365(a) of the Bankruptcy Code, of the rejection of any executory contracts and unexpired leases to be rejected as and to the extent provided in
Section 9.1 of this Reorganization Plan.

              9.5 Deemed Consents and Deemed Compliance. (a) Unless a counterparty to an executory contract, unexpired lease, license or permit objects to the applicable Debtor's assumption thereof in writing on or before seven (7) days prior to the Confirmation Hearing, then, unless such executory contract, unexpired lease, license or permit has been rejected by the applicable Debtor or will be rejected by operation of this Reorganization Plan, the Reorganized Debtors shall enjoy all the rights and benefits under each such executory contract, unexpired lease, license and permit without the necessity of obtaining such counterparty's written consent to assumption or retention of such rights and benefits.

                  (b) To the extent that any executory contract or unexpired lease contains a contractual provisions that would require a Reorganizing Debtor or Reorganized Debtor to satisfy any financial criteria or meet any financial condition measured by reference to such Debtor's most recent annual audited financial statements, then upon the assumption of any such executory contract or unexpired lease the Reorganizing Debtors and Reorganized Debtors shall be deemed to be and to remain in compliance with any such contractual provision regarding financial criteria or financial condition (other than contractual requirements to satisfy minimum ratings from ratings agencies) for the period through one year after the Effective Date, and thereafter such financial criteria or financial condition shall be measured by reference to the applicable Debtor's most recent annual audited financial statements.

              9.6 Bar Date for Filing Proofs of Claim Relating to Executory Contracts and Unexpired Leases Rejected Pursuant to the Reorganization Plan. Claims arising out of the rejection of an executory contract or unexpired lease pursuant to Section 9.1 of this Reorganization Plan must be filed with the Court no later than the later of (i) twenty (20) days after the Effective Date, and
(ii) thirty (30) days after entry of an order rejecting such executory contract or lease. Any Claims not filed within such time period will be forever barred from assertion against any of the applicable Reorganizing Debtors and/or the Estates.

              9.7 Survival of Debtors' Corporate Indemnities. Any obligations of any of the Reorganizing Debtors pursuant to the applicable Reorganizing Debtor's corporate charters and bylaws or agreements entered into any time prior to the Effective Date, to indemnify the Specified Personnel, with respect to all present and future actions, suits and proceedings against such Reorganizing Debtor or such Specified Personnel, based upon any act or omission for or on behalf of such Reorganizing Debtor, shall not be discharged or impaired by confirmation of this Reorganization Plan. Such obligations shall be deemed and treated as executory contracts to be assumed by the applicable Reorganizing Debtor pursuant to this Reorganization Plan and deemed to be included on the Rejecting Debtors' Schedule of Assumed Contracts and Leases (to the extent not otherwise assumed), and shall continue as obligations of the applicable Reorganizing Debtor. To the extent a Reorganizing Debtor is entitled to assert a Claim against Specified Personnel (whether directly or derivatively) and such Specified Personnel is entitled to indemnification, such Claim against Specified Personnel is released, waived and discharged.

              9.8 Reservation of Rights Under Insurance Policies and Bonds. Nothing in this Reorganization Plan, including the discharge and release of the Reorganizing Debtors as provided in this Reorganization Plan, shall diminish, impair or otherwise affect the enforceability by beneficiaries of (i) any insurance policies that may cover Claims against any Reorganizing Debtors, or
(ii) any bonds issued to assure the performance of any Reorganizing Debtors, nor shall anything contained herein constitute or be deemed to constitute a waiver of any cause of action that the Reorganizing Debtors or any entity may hold against any insurers or issuers of bonds under any such policies of insurance or bonds. To the extent any insurance policy or bond is deemed to be an executory contract, such insurance policy or bond shall be deemed assumed in accordance with Article IX of the Reorganization Plan. Notwithstanding the foregoing, the Reorganizing Debtors do not assume any payment or other obligations to any insurers or issuers or bonds, and any agreements or provisions of policies or bonds imposing payment or other obligations upon the Reorganizing Debtors shall only be assumed as provided pursuant to a separate order of the Court.

                                   ARTICLE X

      CONDITIONS PRECEDENT TO THE CONFIRMATION DATE AND THE EFFECTIVE DATE

             10.1 Conditions to Confirmation. Each of the following is a condition to the Confirmation Date:

                  (a) the entry of a Final Order finding that the Disclosure Statement contains adequate information pursuant to section 1125 of the Bankruptcy Code;

                  (b) the proposed Confirmation Order shall be in form and substance, reasonably acceptable to the Reorganizing Debtors and the Plan Sponsor;

                  (c) all provisions, terms and conditions hereof are approved in the Confirmation Order;

                  (d) the Confirmation Order shall contain a finding that any Intercompany Claim held by a Reorganizing Debtor, Liquidating Debtor or Heber Debtor is the exclusive property of such Reorganizing Debtor, Liquidating Debtor or Heber Debtor pursuant to section 541 of the Bankruptcy Code;

                  (e) the Confirmation Order shall contain a ruling that each of the Liquidating Debtors Intercompany Claims against (i) the Reorganizing Debtors and any of their respective present or former officers, directors, employees, attorneys, accountants, financial advisors, investment bankers or agents and (ii) the other persons or entities identified in Section 11.10 of this Reorganization Plan will be fully settled and released as of the Effective Date;

                  (f) the Confirmation Order shall contain a ruling that each of the Heber Debtors Intercompany Claims against (i) the Reorganizing Debtors and any of their respective present or former officers, directors, employees, attorneys, accountants, financial advisors, investment bankers or agents and (ii) the other persons or entities identified in Section 11.10 of this Reorganization Plan will be fully settled and released as of the Effective Date;

                  (g) the Confirmation Order shall contain a ruling that each of the Reorganizing Debtors Claims against (i) the other Reorganizing Debtors and any of their respective present or former officers, directors, employees, attorneys, accountants, financial advisors, investment bankers or agents and (ii) the other persons or entities identified in Section 11.10 of this Reorganization Plan, to the extent and only for the periods provided for in
Section 11.10 of this Reorganization Plan, will be fully settled and released or, with respect to Claims against the Reorganizing Debtors, treated in accordance with Sections 4.9(b)(II) of this Reorganization Plan; and

                  (g) the confirmation order with respect to the Heber Reorganization Plan shall have become a Final Order in form and substance satisfactory to the Reorganizing Debtors.

             10.2 Conditions Precedent to the Effective Date. Each of the following is a condition precedent to the Effective Date of this Reorganization
Plan:

                  (a) The Confirmation Order shall: (i) have been entered by the Court and become a Final Order, (ii) be in form and substance satisfactory to the Reorganizing Debtors and the Plan Sponsor, and (iii) provide that the Liquidating Debtors, the Reorganizing Debtors and the Reorganized Debtors are authorized and directed to take all actions necessary or appropriate to enter into, implement and consummate the contracts, instruments, releases, leases, indentures and other agreements or documents created in connection with the Liquidation Plan and the Reorganization Plan;

                  (b) The conditions precedent to the Effective Date of the Liquidation Plan shall have been satisfied or waived in accordance with the terms and provisions of the Liquidation Plan including, but not limited to the transfer of the Liquidation Assets to the Liquidating Trust (as such terms are defined in the Liquidation Plan);

                  (c) The conditions precedent to the Effective Date of the Heber Reorganization Plan shall have been satisfied or waived in accordance with the terms and provisions of the Heber Reorganization Plan. All conditions precedent to the closing of the Geothermal Sale or an alternative sale of some or all of the Heber Debtors or their assets shall have been satisfied;

                  (d) The conditions precedent to closing under the Investment and Purchase Agreement shall have been satisfied or waived in accordance with the terms and provisions thereof;

                  (e) All regulatory approval necessary or desirable to effectuate the Reorganization Plan and the transactions contemplated hereunder shall have been obtained;

                  (f) Subject to Section 6.8(c), the equity securities of all the Reorganized Debtors other than Reorganized Covanta shall have been deemed to revert to ownership by the same entity by which they were held prior to the applicable Petition Date;

                  (g) The Exit Financing Agreements shall (i) be substantially in the form attached to the Investment and Purchase Agreement and (ii) have been executed and delivered by the parties thereto, and shall be in full force and effect in accordance with the terms thereof;

                  (h) The Reorganized Debtors shall have sufficient Cash to make payment or establish reserves with respect to Exit Costs in accordance with the definition for such term in this Reorganization Plan;

                  (i) All documents, instruments and agreements provided for under, or necessary to implement, this Reorganization Plan shall have been executed and delivered by the parties thereto, in form and substance satisfactory to the Reorganizing Debtors and the Plan Sponsor, unless such execution or delivery has been waived by the parties benefited thereby.

             10.3 Waiver of Conditions. The Reorganizing Debtors, with the prior written consent of the Plan Sponsor, may waive any of the foregoing conditions set forth in Section 10.1 or Section 10.2 of this Reorganization Plan without leave of or notice to the Court and without any formal action other than proceeding with confirmation of this Reorganization Plan or emergence from bankruptcy.

             10.4 Failure to Satisfy or Waiver of Conditions Precedent. In the event that any or all of the conditions specified in Section 10.1 or 10.2 of this Reorganization Plan have not been satisfied or waived in accordance with the provisions of this Article X on or before June 30, 2004 (which date may be extended by the Reorganizing Debtors with the prior written consent of the Plan Sponsor, and upon notification submitted by the Reorganizing Debtors to the Court), (a) the Confirmation Order shall be vacated, (b) no distributions under the Reorganization Plan shall be made, (c) the Reorganizing Debtors and all holders of Claims and Equity Interests shall be restored to the status quo ante as of the day immediately preceding the Confirmation Date as though such date never occurred, and (d) all the Reorganizing Debtors' respective obligations with respect to the Claims and Equity Interests shall remain unchanged and nothing contained herein or in the Disclosure Statement shall be deemed an admission or statement against interest or to constitute a waiver or release of any claims by or against any Reorganizing Debtor or any other Person or to prejudice in any manner the rights of any Reorganizing Debtor or any Person in any further proceedings involving any Reorganizing Debtor or Person.

                                   ARTICLE XI

                             EFFECT OF CONFIRMATION

             11.1 Revesting of Assets. Upon the Effective Date, pursuant to sections 1141(b) and (c) of the Bankruptcy Code, except for leases and executory contracts that have not yet been assumed or rejected (which leases and contracts shall be deemed vested when and if assumed), all property of each Reorganizing Debtor's Estate shall vest in the applicable Reorganized Debtor free and clear of all Claims, Liens, encumbrances, charges and other interests, except as provided herein or pursuant to any of the Plan Documents. Each Reorganized Debtor may operate its businesses and may use, acquire and dispose of property free of any restrictions of the Bankruptcy Code or the Bankruptcy Rules and in all respects as if there were no pending cases under any chapter or provision of the Bankruptcy Code, except as provided herein.

             11.2 Discharge of Claims and Cancellation of Equity Interests. Except as otherwise provided herein or in the Confirmation Order, the rights afforded in this Reorganization Plan and the entitlement to receive payments and distributions to be made hereunder shall discharge all existing Claims and Interests, of any kind, nature or description whatsoever against or in each of the Reorganizing Debtors or any of their assets or properties to the fullest extent permitted by section 1141 of the Bankruptcy Code. Except as provided in this Reorganization Plan, on the Effective Date, all existing Claims against each of the Reorganizing Debtors and Equity Interests in the Reorganizing Debtors shall be, and shall be deemed to be, discharged or canceled and each holder (as well as trustees and agents on behalf of all such holders) of a Claim or Equity Interest shall be precluded and enjoined from asserting against the Reorganized Debtors, or any of their assets or properties, any Claim or Equity Interest based upon any act or omission, transaction or other activity of any kind or nature that occurred prior to the Confirmation Date, whether or not (i) such holder has filed a Proof of Claim or Equity Interest, (ii) a Claim based on such Claim or Equity Interest is Allowed, or (iii) the holder of the Claim or Equity Interest has accepted the Reorganization Plan.

             11.3 Discharge of Reorganizing Debtors. Upon the Effective
Date and in consideration of the distributions to be made hereunder, except as otherwise expressly provided herein, each holder (as well as any trustees and agents on behalf of each holder) of a Claim or Equity Interest of such holder shall be deemed to have forever waived, released and discharged each of the Reorganizing Debtors, to the fullest extent permitted by section 1141 of the Bankruptcy Code, of and from any and all Claims, Equity Interests, rights and liabilities (other than the right to enforce the Reorganizing Debtors' or Reorganized Debtors' obligations hereunder or under the Plan Documents) that arose prior to the Confirmation Date, whether existing in law or equity, whether based on fraud, contract or otherwise, liquidated or unliquidated, fixed or contingent, matured or unmatured, known or unknown, foreseen or unforeseen, then existing or thereafter arising, whether based in whole or in part on any act, omission or occurrence taking place on or before the Confirmation Date; provided, that such discharge shall not affect the liability of any other entity to, or the property of any other entity encumbered to secure payment to, the holder of any such Claim or Equity Interest, except as otherwise provided in the Reorganization Plan; and provided, further, that such discharge shall not encompass the Heber Debtors' or the Reorganizing Debtors obligations under the Heber Reorganization Plan or the Liquidating Trustee's obligations under the Liquidating Plan. Upon the Effective Date, all such persons shall be forever precluded and enjoined, pursuant to section 524 of the Bankruptcy Code, from prosecuting or asserting any such discharged Claim against or canceled Equity Interest in each of the Reorganizing Debtors.

             11.4 Binding Effect. Except as otherwise provided in section 1141(d)(3) of the Bankruptcy Code, on and after the Confirmation Date, and subject to the Effective Date, the provisions of this Reorganization Plan shall bind all present and former holders of a Claim against, or Equity Interest in, the applicable Reorganizing Debtor and its respective successors and assigns, whether or not the Claim or Equity Interest of such holder is Impaired under this Reorganization Plan and whether or not such holder has filed a Proof of Claim or Equity Interest or accepted this Reorganization Plan.

             11.5 Term of Injunctions or Stays. Unless otherwise provided herein, all injunctions or stays arising under section 105 or 362 of the Bankruptcy Code, any order entered during the Chapter 11 Cases under section 105 or 362 of the Bankruptcy Code or otherwise, and in existence on the Confirmation Date, shall remain in full force and effect until the later of the Effective Date and the date indicated in such order.

             11.6 Injunction Against Interference with Plan. Upon the entry of the Confirmation Order, all holders of Claims and Equity Interests and other parties in interest, along with their respective present and former employees, agents, officers, directors and principals, shall be enjoined from taking any actions to interfere with the implementation or consummation of this Reorganization Plan.

             11.7 Exculpation. (a) Notwithstanding anything herein to the contrary, as of the Effective Date, none of (i) the Reorganizing Debtors, Reorganized Debtors, or their respective officers, directors and employees, (ii) the Specified Personnel, (iii) the Committee and any subcommittee thereof, (iv) the Agent Banks, the DIP Agents, the steering committee for the holders of the Secured Bank Claims and the Bondholders Committee, (v) the accountants, financial advisors, investment bankers, Disbursing Agents and attorneys for the Reorganizing Debtors or Reorganized Debtors, (vi) the Plan Sponsor, (vii) the Investors and (viii) the directors, officers, employees, partners, members, agents, representatives, accountants, financial advisors, investment bankers, attorneys or affiliates for any of the persons or entities described in (i),
(iii), (iv),(v), (vi) or (vii) of this Section 11.7 shall have or incur any liability to any holder of a Claim or an Interest, or any other party in interest, or any of their respective agents, employees, representatives, financial advisors, attorneys, or affiliates, or any of their successors or assigns, for any act or omission in connection with, relating to, or arising out of the commencement or conduct of the Chapter 11 Cases; the liquidations of the Liquidating Debtors listed on Exhibit 2 hereto; formulating, negotiating or implementing the Reorganization Plan and the Heber Reorganization Plan; formulating, negotiating, consummation or implementing the Investment and Purchase Agreement (except, with respect to the Plan Sponsor and the Investors, as explicitly provided pursuant to the Investment and Purchase Agreement); formulating, negotiating or implementing the Geothermal Sale under the Heber Reorganization Plan; the solicitation of acceptances of the Reorganization Plan and the Heber Reorganization Plan; the pursuit of confirmation of the Reorganization Plan and the Heber Reorganization Plan; the confirmation, consummation or administration of the Reorganization Plan and the Heber Reorganization Plan or the property to be distributed under the Reorganization Plan and the Heber Reorganization Plan, except for their gross negligence or willful misconduct, and in all respects shall be entitled to rely upon the advice of counsel with respect to their duties and responsibilities under the Reorganization Plan. Nothing in this Section 11.7 shall limit the liability or obligation of an issuer of a letter of credit to the beneficiary of such letter of credit or obligations of the Plan Sponsor under the Investment and Purchase Agreement.

                  (b) Notwithstanding any other provision of this Reorganization Plan, no holder of a Claim or Interest, no other party in interest, none of their respective agents, employees, representatives, financial advisors, attorneys, or affiliates, and no successors or assigns of the foregoing, shall have any right of action against any Debtor, Reorganizing Debtor, Reorganized Debtor, Liquidating Debtor, Heber Debtor, Specified Personnel, the Creditors' Committee and any subcommittee thereof, the Agent Banks, the DIP Agents and the steering committee for the holders of the Secured Bank Claims, the Bondholders Committee, the Plan Sponsor, the Investors, the Disbursing Agents, nor any statutory committee, nor any of their respective present or former members, officers, directors, employees, advisors or attorneys, for any or omission in connection with, related to, or arising out of, the Chapter 11 Cases, formulating, negotiating or implementing this Reorganization Plan, formulating, negotiating, consummating or implementing the Investment and Purchase Agreement (except, with respect to the Plan Sponsor and the Investors, as explicitly provided pursuant to the Investment and Purchase Agreement), solicitation of acceptances of this Reorganization Plan, the pursuit of confirmation of this Reorganization Plan, the confirmation, consummation or administration of this Reorganization Plan or the property to be distributed hereunder, except for gross negligence or willful misconduct.

                  (c) Nothing in this section 11.7 of the Reorganization Plan shall (i) be construed to exculpate any entity from liability with respect to an act or omission to the extent that such act or omission is determined by a Final Order to have constituted fraud, gross negligence, willful misconduct, criminal conduct or misuse of confidential information that causes damages, or (ii) to the extent applicable, limit the liability of the professionals representing the Debtors, the Reorganized Debtors, the Creditors' Committee, the Bondholders Committee, the Indenture Trustee or the Agent Banks to their respective clients pursuant to DR 6-102 of the New York Code of Professional Responsibility.

             11.8 Rights of Action. (a) On and after the Effective Date, and except as may otherwise be agreed to by the Reorganizing Debtors or as provided in this Reorganization Plan, the Reorganized Debtors will retain and have the exclusive right to enforce any and all present or future rights, claims or causes of action against any Person (other than holders of Unsecured Claims against the Reorganizing Debtors, the Agent Banks, the Prepetition Lenders, the DIP Lenders, the DIP Agents and the holders of the 9.25% Debentures) and rights of the Reorganizing Debtors that arose before or after the applicable Petition Date, and asserting any rights of counterclaim and set-off, as discussed further below, including, but not limited to, rights, claims, causes of action, avoiding powers, suits and proceedings arising under sections 544, 545, 548, 549, 550 and 553 of the Bankruptcy Code. The Reorganized Debtors may pursue, abandon, settle or release any or all such rights of action, as they deem appropriate, without the need to obtain approval or any other or further relief from the Court. The Reorganized Debtors may, in their discretion, offset any such claim held against a Person against any payment due such Person under this Reorganization Plan; provided, however, that any claims of any of the Reorganizing Debtors arising before the applicable Petition Date shall first be offset against Claims against any of the Reorganized Debtors arising before the applicable Petition Date.

                  (b) On and after the Effective Date, the counsel for the Committee shall serve as Class 6 Counsel for purpose of evaluating the Class 6 Litigation Claims. The Class 6 Counsel shall have the exclusive right to enforce any such Class 6 Litigation Claim as it deems appropriate to be brought, subject only to the written consent of the Plan Sponsor, which shall not be unreasonably withheld. On and after the Effective Date, the Reorganizing Debtors shall be responsible for payment of reasonable legal fees and expenses to the Class 6 Counsel incurred in connection with the evaluation and enforcement of any such Class 6 Litigation Claims in an amount up to $150,000, subject to order of the Court; provided, however, that reasonable fees and expenses incurred by the Class 6 Counsel in excess of $150,000 may be recovered, subject to order of the Court, from the proceeds of any settlement or recoveries received in connection with any such Class 6 Litigation Claim.

             11.9 Injunction. Upon the Effective Date with respect to the Reorganization Plan and except as otherwise provided herein or in the Confirmation Order, all persons who have held, hold, or may hold Claims against or Equity Interests in the Reorganizing Debtors, Heber Debtors or Liquidating Debtors, and all other parties in interest in the Chapter 11 Cases, along with their respective present or former employees, agents, officers, directors or principals, shall be permanently enjoined on and after the Effective Date from directly or indirectly (i) commencing or continuing in any manner any action or other proceeding of any kind to collect or recover any property on account of any such Claim or Equity Interest against any such Reorganizing Debtor, Reorganized Debtors, or Person entitled to exculpation under Section 11.7 hereof, (ii) enforcing, attaching, collecting or recovering by any manner or means of any judgment, award, decree, or order to collect or recover any property on account of any such Claim or Equity Interest against any such Reorganizing Debtor or Reorganized Debtors, the Plan Sponsor, Disbursing Agent or the Investors, (iii) creating, perfecting, or enforcing any encumbrance of any kind against any such Reorganizing Debtor or Reorganized Debtor, the Plan Sponsor, Disbursing Agent or the Investors on account of such Claim or Equity Interest, (iv) except for recoupment, asserting any right of setoff or subrogation of any kind against any obligation due any such Reorganizing Debtor or Reorganized Debtor or against the property or interests in property of any such Reorganizing Debtor or Reorganized Debtor on account of any such Claim or Equity Interest, (v) commencing or continuing any action against the Reorganized Debtors, the Plan Sponsor, any Disbursing Agent or the Investors in any manner or forum in respect of such Claim or Equity Interest that does not comply or is inconsistent with the Reorganization Plan, and (vi) taking any actions to interfere with the implementation or consummation of this Reorganization Plan; provided that nothing herein shall prohibit any holder of a Claim from prosecuting a properly completed and filed proof of claim in the Chapter 11 Cases; further, provided, that nothing in this Section 11.9 shall prevent any beneficiary under a letter of credit issued in connection with claims against or obligations of the Reorganizing Debtors or the Liquidating Debtors from taking the actions necessary to make a demand or draw under such letter of credit and nothing in this Section 11.9 shall limit the liability or obligation of the issuer of such letter of credit. In no event shall the Reorganized Debtors or any Person entitled to exculpation under Section 11.7 hereof have any liability or obligation for any Claim against or Equity Interest in any of the Reorganizing Debtors arising prior to the Effective Date, other than in accordance with the provisions of this Reorganization Plan. In addition, except as otherwise provided in this Reorganization Plan or the Confirmation Order, on and after the Effective Date, any individual, firm, corporation, limited liability company, partnership, company, trust or other entity, including any successor of such entity, shall be permanently enjoined from commencing or continuing in any manner, any litigation against the Reorganized Debtors or any Person entitled to exculpation under Section 11.7 hereof on account of or in respect of any matter subject to the exculpation provision set forth in Section
11.7 hereof, including, without limitation, in respect of the Reorganizing Debtors' prepetition liabilities or other liabilities satisfied pursuant to this Reorganization Plan. By directly or indirectly accepting Distributions pursuant to this Reorganization Plan, each holder of an Allowed Claim or Allowed Equity Interest receiving Distributions pursuant to the Reorganization Plan will be deemed to have specifically consented to the injunctions set forth in this
Section 11.9.

            11.10 Release. As of the Effective Date, the Reorganizing
Debtors, on behalf of themselves and their Estates, shall be deemed to release unconditionally all claims, obligations, suits, judgments, damages, rights, causes of action, and liabilities whatsoever, against the Liquidating Debtors, the Heber Debtors, the Plan Sponsor, the Investors and the Liquidating Debtors', Heber Debtors', Plan Sponsors' and Reorganizing Debtors' respective present or former officers, directors, employees, partners, members, advisors, attorneys, financial advisors, accountants, investment bankers and other professionals, and the Committee's, the steering committee for the holders of the Secured Bank Claims and the Bondholders Committee's members, advisors, attorneys, financial advisors, investment bankers, accountants and other professionals, in each case whether known or unknown, foreseen or unforeseen, existing or hereafter arising, in law, equity or otherwise, based in whole or in part upon actions taken with respect to any omission, transaction, event, or other occurrence taking place on or prior to the Effective Date in any way relating to the Reorganizing Debtors, the Liquidating Debtors, the Heber Debtors, and the Plan Sponsor, the Investors, the Chapter 11 Cases, the Heber Reorganization Plan, the Liquidation Plan, the Investment and Purchase Agreement or the Reorganization Plan; provided that, the release granted pursuant to this Section 11.10 shall in no way effect or release the Claims arising prior to the respective Petition Dates, if any, of holders of the Debtors' public securities against parties other than the Reorganizing Debtors; and further provided that nothing in this Reorganization Plan shall effect a release in favor of any Person other than the Reorganizing Debtors with respect to any debt owed to the United States Government or any regulatory agency thereof, any state, city or municipality for any liability of such Person arising under (i) the Internal Revenue Code, or any state, city or municipal tax code, (ii) the environmental laws of the United States, any state, city or municipality, (iii) any criminal laws of the United States, any state, city or municipality, or (iv) any liability arising under federal securities laws; and further provided that, with respect to the Plan Sponsor and the Investors, nothing herein shall release the Plan Sponsor or the Investors with respect to obligations pursuant to their contractual obligations under the Investment and Purchase Agreement and the documents executed in connection therewith or as specifically provided pursuant to this Reorganization Plan; and further provided that, with respect to any party to the Exit Financing Agreements, nothing herein shall release any such parties with respect to obligations pursuant to their contractual obligations, if any, under the Exit Financing Agreements or as otherwise provided pursuant to this Reorganization Plan.

                                  ARTICLE XII

                            RETENTION OF JURISDICTION

             12.1 Jurisdiction of Court. The Court shall retain exclusive jurisdiction of all matters arising under, arising out of, or related to, the Chapter 11 Cases and this Reorganization Plan pursuant to, and for the purposes of, sections 105(a) and 1142 of the Bankruptcy Code and for, among other things, the following non-exclusive purposes:

                  (a) to determine the allowance or classification of Claims and to hear and determine any objections thereto;

                  (b) to hear and determine any motions for the assumption, assumption and assignment or rejection of executory contracts or unexpired leases, and the allowance of any Claims resulting therefrom;

                  (c) to determine any and all motions, adversary proceedings, applications, contested matters and other litigated matters in connection with the Chapter 11 Cases that may be pending in the Court on, or initiated after, the Effective Date;

                  (d) to enter and implement such orders as may be appropriate in the event the Confirmation Order is for any reason stayed, revoked, modified, or vacated;

                  (e) to issue such orders in aid of the execution, implementation and consummation of this Reorganization Plan to the extent authorized by section 1142 of the Bankruptcy Code or otherwise;

                  (f) to construe and take any action to enforce this Reorganization Plan;

                  (g) to reconcile any inconsistency in any order of the Court, including, without limitation, the Confirmation Order;

                  (h) to modify the Reorganization Plan pursuant to section 1127 of the Bankruptcy Code, or to remedy any apparent non-material defect or omission in this Reorganization Plan, or to reconcile any non-material inconsistency in the Reorganization Plan so as to carry out its intent and purposes;

                  (i) to hear and determine all applications for compensation and reimbursement of expenses of professionals under sections 330, 331, and 503(b) of the Bankruptcy Code;

                  (j) to determine any other requests for payment of Priority Tax Claims, Priority Non-Tax Claims or Administrative Expense Claims;

                  (k) to hear and determine disputes arising in connection with the interpretation, implementation, or enforcement of this Reorganization Plan;

                  (l) to hear and determine all matters relating to the 9.25% Debentures Adversary Proceeding, including any disputes arising in connection with the interpretation, implementation or enforcement of any settlement agreement related thereto;

                  (m) to consider and act on the compromise and settlement or payment of any Claim against the Reorganizing Debtors;

                  (n) to recover all assets of Reorganizing Debtors and property of the Estates, wherever located;

                  (o) to determine all questions and disputes regarding title to the assets of the Reorganizing Debtors or their Estates;

                  (p) to issue injunctions, enter and implement other orders or to take such other actions as may be necessary or appropriate to restrain interference by any entity with the consummation, implementation or enforcement of the Reorganization Plan or the Confirmation Order;

                  (q) to remedy any breach or default occurring under this Reorganization Plan;

                  (r) to resolve and finally determine all disputes that may relate to, impact on or arise in connection with, this Reorganization Plan;

                  (s) to hear and determine matters concerning state, local, and federal taxes for any period of time, including, without limitation, pursuant to sections 346, 505, 1129 and 1146 of the Bankruptcy Code (including any requests for expedited determinations under section 505(b) of the Bankruptcy Code filed, or to be filed, with respect to tax returns for any and all taxable periods ending after each of the applicable Petition Dates through, and including, the final Distribution Date);

                  (t) to determine such other matters and for such other purposes as may be provided in the Confirmation Order;

                  (u) to hear any other matter consistent with the provisions of the Bankruptcy Code; and

                  (v) to enter a final decree closing the Chapter 11 Cases.

                                  ARTICLE XIII

                            MISCELLANEOUS PROVISIONS

             13.1 Deletion of Classes and Subclasses. Any class or subclass of Claims that does not contain as an element thereof an Allowed Claim or a Claim temporarily allowed under Bankruptcy Rule 3018 as of the date of the commencement of the Confirmation Hearing shall be deemed deleted from this Reorganization Plan for purposes of voting to accept or reject this Reorganization Plan and for purposes of determining acceptance or rejection of this Reorganization Plan by such class or subclass under section 1129(a)(8) of the Bankruptcy Code.

             13.2 Dissolution of the Committee. On the Effective Date, the Committee shall be dissolved and the members thereof shall be released and discharged of and from all further authority, duties, responsibilities, and obligations related to and arising from and in connection with the Chapter 11 Cases, and the retention or employment of the Committee's attorneys, accountants, and other agents, shall terminate except as otherwise expressly authorized pursuant to this Reorganization Plan.

             13.3 Effectuating Documents and Further Transactions. The chief executive officer of each of the Reorganizing Debtors, or his or her designee, shall be authorized to execute, deliver, file, or record such contracts, instruments, releases and other agreements or documents and take such actions on behalf of the Reorganizing Debtors as may be necessary or appropriate to effectuate and further evidence the terms and conditions of this Reorganization Plan, without any further action by or approval of the Board of Directors or other governing body of the Reorganizing Debtors.

             13.4 Payment of Statutory Fees. All fees payable pursuant to section 1930 of Title 28 of the United States Code shall be paid through the entry of a final decree closing these cases. Unless relieved of any of the obligation to pay the United States Trustee Fees by further order of the Court, the Reorganizing Debtors or Reorganized Debtors shall timely pay the United States Trustee Fees, and after the Confirmation Date, the Reorganized Debtors shall file with the Court and serve on the United States Trustee a quarterly disbursement report for each quarter, or portion thereof, until a final decree closing the Chapter 11 Cases has been entered, or the Chapter 11 Cases dismissed or converted to another chapter, in a format prescribed by and provided by the United States Trustee.

             13.5 Modification of Plan. Subject to the provisions of the DIP Financing Agreement and Section 5.5 of this Reorganization Plan, the Reorganizing Debtors reserve the right: (i) in accordance with the Bankruptcy Code and the Bankruptcy Rules, to amend or modify this Reorganization Plan at any time prior to the entry of the Confirmation Order; provided, however, that any such amendment or modification shall require the prior written consent of the Plan Sponsor, (ii) to alter, amend, modify, revoke or withdraw the Reorganization Plan as it applies to any particular Reorganizing Debtor on or prior to the Confirmation Date; and (iii) to seek confirmation of the Reorganization Plan or a separate reorganization plan with substantially similar terms with respect to only certain of the Reorganized Debtors, and to alter, amend, modify, revoke or withdraw the Reorganization Plan, in whole or in part, for such purpose.

                  Addtionally, the Reorganizing Debtors reserve their rights to redesignate Debtors as Reorganizing Debtors or Liquidating Debtors at any time prior to ten (10) days prior to the Confirmation Hearing. Holders of Claims or Equity Interests who are entitled to vote on the Reorganization Plan or Liquidation Plan and who are affected by any such redesignation shall have five
(5) days from the notice of such redesignation to vote to accept or reject the Reorganization Plan or the Liquidation Plan, as the case may be. The Reorganizing Debtors also reserve the right to withdraw prior to the Confirmation Hearing one or more Reorganizing Debtors from the Reorganization Plan, and to thereafter file a plan solely with respect to such Debtor or Debtors.

                  After the entry of the Confirmation Order, the Reorganizing Debtors may, upon order of the Court, amend or modify this Reorganization Plan, in accordance with section 1127(b) of the Bankruptcy Code, or remedy any defect or omission or reconcile any inconsistency in this Reorganization Plan in such manner as may be necessary to carry out the purpose and intent of this Reorganization Plan. A holder of an Allowed Claim or Allowed Equity Interest that is deemed to have accepted this Reorganization Plan shall be deemed to have accepted this Reorganization Plan as modified if the proposed modification does not materially and adversely change the treatment of the Claim or Equity Interest of such holder.

             13.6 Courts of Competent Jurisdiction. If the Court abstains from exercising, or declines to exercise, jurisdiction or is otherwise without jurisdiction over any matter arising out of this Reorganization Plan, such abstention, refusal or failure of jurisdiction shall have no effect upon and shall not control, prohibit or limit the exercise of jurisdiction by any other Court having competent jurisdiction with respect to such matter.

             13.7 Exemption From Transfer Taxes. Pursuant to section
1146(c) of the Bankruptcy Code, the issuance, transfer or exchange of notes or equity securities under or in connection with the Reorganization Plan, the creation of any mortgage, deed of trust or other security interest, the making or assignment of any lease or sublease, or the making or delivery of any deed or other instrument of transfer under, in furtherance of, or in connection with the Reorganization Plan, including any merger agreements or agreements of consolidation, deeds, bills of sale or assignments executed in connection with any of the transactions contemplated under the Reorganization Plan, shall not be subject to any stamp, real estate transfer, mortgage recording or other similar tax.

             13.8 Rules of Construction. For purposes of this Reorganization Plan, the following rules of interpretation apply:

                  (a) The words "herein," "hereof," "hereto," "hereunder" and others of similar import refer to this Reorganization Plan as a whole and not to any particular Section, subsection, or clause contained in this Reorganization Plan;

                  (b) Wherever from the context it appears appropriate, each term stated in either the singular or the plural shall include the singular and the plural and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, the feminine and the neuter;

                  (c) Any reference in this Reorganization Plan to a contract, instrument, release, indenture or other agreement or document being in a particular form or on particular terms and conditions means that such document shall be substantially in such form or substantially on such terms and conditions;

                  (d) Any reference in this Reorganization Plan to an existing document or exhibit filed or to be filed means such document or exhibit, as it may have been or may be amended, modified or supplemented;

                  (e) Unless otherwise specified, all references in this Reorganization Plan to Sections, Articles, Schedules and Exhibits are references to Sections, Articles, Schedules and Exhibits of or to this Reorganization Plan;

                  (f) Captions and headings to Articles and Sections are inserted for convenience of reference only are not intended to be a part of or to affect the interpretation of this Reorganization Plan; and

                  (g) Unless otherwise expressly provided, the rules of construction set forth in section 102 of the Bankruptcy Code and in the Bankruptcy Rules shall apply to this Reorganization Plan.

             13.9 Computation of Time. In computing any period of time prescribed or allowed by this Reorganization Plan, unless otherwise expressly provided, the provisions of Bankruptcy Rule 9006 shall apply.

            13.10 Successors and Assigns. The rights, benefits and obligations of any entity named or referred to in the Reorganization Plan shall be binding on, and shall inure to the benefit of, any heir, executor, administrator, successor or assign of such entity.

            13.11 Notices. Any notices to or requests of the Reorganizing Debtors by parties in interest under or in connection with this Reorganization Plan shall be in writing and served either by (a) certified mail, return receipt requested, postage prepaid, (b) hand delivery, or (c) reputable overnight delivery service, all charges prepaid, and shall be deemed to have been given when received by the following parties:


                  (a) if to the Reorganizing Debtors:

                           Covanta Energy Corporation
                           c/o CLEARY GOTTLIEB STEEN & HAMLTON
                           One Liberty Plaza
                           New York, New York  10006

                           Attn: Deborah M. Buell, Esq.
                                 James L. Bromley, Esq.

                           And

                           Covanta Energy Corporation
                           c/o JENNER & BLOCK, LLC
                           One IBM Plaza
                           Chicago, Illinois 60611-7603

                           Attn: Vincent E. Lazar, Esq.



                  (b) if to the Plan Sponsor:



                           Danielson Holding Corporation
                           2 North Riverside Plaza
                           Suite 600
                           Chicago, Illinois 60606
                           Attn: Philip Tinkler

                           And

                           Skadden, Arps, Slate, Meagher & Flom (Illinois) 333 W. Wacker Drive
                           Suite 2100
                           Chicago, Illinois 60606
                           Attn: Timothy R. Pohl, Esq.


            13.12 Severability. If, prior to the Confirmation Date, any term or provision of this Reorganization Plan is determined by the Court to be invalid, void or unenforceable, the Court will have the power to alter and interpret such term or provision to make it valid or enforceable to the maximum extent practicable, consistent with the original purpose of the term or provision held to be invalid, void or unenforceable, and such term or provision will then be applicable as altered or interpreted. Notwithstanding any such holding, alteration or interpretation, the remainder of the terms and provisions of this Reorganization Plan will remain in full force and effect and will in no way be affected, impaired or invalidated by such holding alteration or interpretation. The Confirmation Order will constitute a judicial interpretation that each term and provision of this Reorganization Plan, as it may have been altered or interpreted in accordance with the forgoing, is valid and enforceable pursuant to its terms. Additionally, if the Court determines that the Reorganization Plan, as it applies to any particular Reorganizing Debtor, is not confirmable pursuant to section 1129 of the Bankruptcy Code (and cannot be altered or interpreted in a way that makes it confirmable), such determination shall not limit or affect (a) the confirmability of the Reorganization Plan as it applies to any other Reorganizing Debtor or (b) the Reorganizing Debtors' ability to modify the Reorganization Plan, as it applies to any particular Reorganizing Debtor, to satisfy the confirmation requirements of section 1129 of the Bankruptcy Code.

            13.13 Governing Law. Except to the extent the Bankruptcy Code or Bankruptcy Rules are applicable, the rights and obligations arising under this Reorganization Plan shall be governed by, and construed and enforced in accordance with, the laws of the State of New York.

            13.14 Exhibits. All Exhibits and Schedules to this
Reorganization Plan are incorporated into and are a part of this Reorganization Plan as if set forth in full herein.

            13.15 Counterparts. This Reorganization Plan may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement.

Dated:  March 2, 2004



                              COVANTA ENERGY CORPORATION



                              By:  /s/ Jeffrey R. Horowitz
                                 -----------------------------------------------

                              COVANTA ACQUISITION, INC.



                              By:  /s/ Jeffrey R. Horowitz
                                 -----------------------------------------------



                              COVANTA ALEXANDRIA/ARLINGTON, INC.



                              By:  /s/ Jeffrey R. Horowitz
                                 -----------------------------------------------

                              COVANTA BABYLON, INC.



                              By:  /s/ Jeffrey R. Horowitz
                                 -----------------------------------------------

                              COVANTA BESSEMER, INC.



                              By:  /s/ Jeffrey R. Horowitz
                                 -----------------------------------------------

                              COVANTA BRISTOL, INC.



                              By:  /s/ Jeffrey R. Horowitz
                                 -----------------------------------------------

                              COVANTA CUNNINGHAM ENVIRONMENTAL SUPPORT, INC.



                              By:  /s/ Jeffrey R. Horowitz
                                 -----------------------------------------------



                              COVANTA ENERGY AMERICAS, INC.



                              By:  /s/ Jeffrey R. Horowitz
                                 -----------------------------------------------

                              COVANTA ENERGY CONSTRUCTION, INC.



                              By:  /s/ Jeffrey R. Horowitz
                                 -----------------------------------------------

                              COVANTA ENERGY GROUP, INC.



                              By:  /s/ Jeffrey R. Horowitz
                                 -----------------------------------------------

                              COVANTA ENERGY INTERNATIONAL, INC.



                              By:  /s/ Jeffrey R. Horowitz
                                 -----------------------------------------------

                              COVANTA ENERGY RESOURCE CORP.



                              By:  /s/ Jeffrey R. Horowitz
                                 -----------------------------------------------

                              COVANTA ENERGY SERVICES, INC.



                              By:  /s/ Jeffrey R. Horowitz
                                 -----------------------------------------------

                              COVANTA ENERGY WEST, INC.



                              By:  /s/ Jeffrey R. Horowitz
                                 -----------------------------------------------

                              COVANTA ENGINEERING SERVICES, INC.



                              By:  /s/ Jeffrey R. Horowitz
                                 -----------------------------------------------

                              COVANTA FAIRFAX, INC.



                              By:  /s/ Jeffrey R. Horowitz
                                 -----------------------------------------------

                              COVANTA GEOTHERMAL OPERATIONS HOLDINGS, INC.



                              By:  /s/ Jeffrey R. Horowitz
                                 -----------------------------------------------

                              COVANTA GEOTHERMAL OPERATIONS, INC.



                              By:  /s/ Jeffrey R. Horowitz
                                 -----------------------------------------------

                              COVANTA HEBER FIELD ENERGY, INC.



                              By:  /s/ Jeffrey R. Horowitz
                                 -----------------------------------------------

                              COVANTA HENNEPIN ENERGY RESOURCE CO., L.P.



                              By:  /s/ Jeffrey R. Horowitz
                                 -----------------------------------------------

                              COVANTA HILLSBOROUGH, INC.



                              By:  /s/ Jeffrey R. Horowitz
                                 -----------------------------------------------

                              COVANTA HONOLULU RESOURCE RECOVERY VENTURE



                              By:  /s/ Jeffrey R. Horowitz
                                 -----------------------------------------------



                              COVANTA HUNTINGTON LIMITED PARTNERSHIP



                              By:  /s/ Jeffrey R. Horowitz
                                 -----------------------------------------------

                              COVANTA HUNTINGTON RESOURCE RECOVERY ONE CORP.



                              By:  /s/ Jeffrey R. Horowitz
                                 -----------------------------------------------

                              COVANTA HUNTINGTON RESOURCE RECOVERY SEVEN CORP.



                              By:  /s/ Jeffrey R. Horowitz
                                 -----------------------------------------------

                              COVANTA HUNTSVILLE, INC.



                              By:  /s/ Jeffrey R. Horowitz
                                 -----------------------------------------------

                              COVANTA HYDRO ENERGY, INC.



                              By:  /s/ Jeffrey R. Horowitz
                                 -----------------------------------------------

                              COVANTA HYDRO OPERATIONS WEST, INC.



                              By:  /s/ Jeffrey R. Horowitz
                                 -----------------------------------------------

                              COVANTA HYDRO OPERATIONS, INC.



                              By:  /s/ Jeffrey R. Horowitz
                                 -----------------------------------------------

                              COVANTA IMPERIAL POWER SERVICES, INC.



                              By:  /s/ Jeffrey R. Horowitz
                                 -----------------------------------------------

                              COVANTA INDIANAPOLIS, INC.



                              By:  /s/ Jeffrey R. Horowitz
                                 -----------------------------------------------

                              COVANTA KENT, INC.



                              By:  /s/ Jeffrey R. Horowitz
                                 -----------------------------------------------

                              COVANTA LANCASTER, INC.



                              By:  /s/ Jeffrey R. Horowitz
                                 -----------------------------------------------

                              COVANTA LEE, INC.



                              By:  /s/ Jeffrey R. Horowitz
                                 -----------------------------------------------

                              COVANTA LONG ISLAND, INC.



                              By:  /s/ Jeffrey R. Horowitz
                                 -----------------------------------------------

                              COVANTA MARION LAND CORP.



                              By:  /s/ Jeffrey R. Horowitz
                                 -----------------------------------------------

                              COVANTA MARION, INC.



                              By:  /s/ Jeffrey R. Horowitz
                                 -----------------------------------------------

                              COVANTA MID-CONN, INC.



                              By:  /s/ Jeffrey R. Horowitz
                                 -----------------------------------------------

                              COVANTA MONTGOMERY, INC.



                              By:  /s/ Jeffrey R. Horowitz
                                 -----------------------------------------------

                              COVANTA NEW MARTINSVILLE HYDRO-OPERATIONS CORP.



                              By:  /s/ Jeffrey R. Horowitz
                                 -----------------------------------------------

                              COVANTA OAHU WASTE ENERGY RECOVERY, INC.



                              By:  /s/ Jeffrey R. Horowitz
                                 -----------------------------------------------

                              COVANTA ONONDAGA FIVE CORP.



                              By:  /s/ Jeffrey R. Horowitz
                                 -----------------------------------------------

                              COVANTA ONONDAGA FOUR CORP.



                              By:  /s/ Jeffrey R. Horowitz
                                 -----------------------------------------------

                              COVANTA ONONDAGA LIMITED PARTNERSHIP



                              By:  /s/ Jeffrey R. Horowitz
                                 -----------------------------------------------

                              COVANTA ONONDAGA OPERATIONS, INC.



                              By:  /s/ Jeffrey R. Horowitz
                                 -----------------------------------------------

                              COVANTA ONONDAGA THREE CORP.



                              By:  /s/ Jeffrey R. Horowitz
                                 -----------------------------------------------

                              COVANTA ONONDAGA TWO CORP.



                              By:  /s/ Jeffrey R. Horowitz
                                 -----------------------------------------------

                              COVANTA ONONDAGA, INC.



                              By:  /s/ Jeffrey R. Horowitz
                                 -----------------------------------------------

                              COVANTA OPERATIONS OF UNION, LLC



                              By:  /s/ Jeffrey R. Horowitz
                                 -----------------------------------------------

                              COVANTA OPW ASSOCIATES, INC.



                              By:  /s/ Jeffrey R. Horowitz
                                 -----------------------------------------------

                              COVANTA OPWH, INC.



                              By:  /s/ Jeffrey R. Horowitz
                                 -----------------------------------------------

                              COVANTA PASCO, INC.



                              By:  /s/ Jeffrey R. Horowitz
                                 -----------------------------------------------

                              COVANTA PLANT SERVICES OF NEW JERSEY, INC.



                              By:  /s/ Jeffrey R. Horowitz
                                 -----------------------------------------------

                              COVANTA POWER DEVELOPMENT OF BOLIVIA, INC.



                              By:  /s/ Jeffrey R. Horowitz
                                 -----------------------------------------------



                              COVANTA POWER DEVELOPMENT, INC.



                              By:  /s/ Jeffrey R. Horowitz
                                 -----------------------------------------------



                              COVANTA POWER EQUITY CORP.



                              By:  /s/ Jeffrey R. Horowitz
                                 -----------------------------------------------

                              COVANTA POWER INTERNATIONAL HOLDINGS, INC.



                              By:  /s/ Jeffrey R. Horowitz
                                 -----------------------------------------------

                              COVANTA PROJECTS, INC.



                              By:  /s/ Jeffrey R. Horowitz
                                 -----------------------------------------------

                              COVANTA PROJECTS OF HAWAII, INC.



                              By:  /s/ Jeffrey R. Horowitz
                                 -----------------------------------------------

                              COVANTA  PROJECTS OF WALLINGFORD, L.P.



                              By:  /s/ Jeffrey R. Horowitz
                                 -----------------------------------------------

                              COVANTA RRS HOLDINGS, INC.



                              By:  /s/ Jeffrey R. Horowitz
                                 -----------------------------------------------

                              COVANTA SECURE SERVICES, INC.



                              By:  /s/ Jeffrey R. Horowitz
                                 -----------------------------------------------

                              COVANTA SIGC GEOTHERMAL OPERATIONS, INC.



                              By:  /s/ Jeffrey R. Horowitz
                                 -----------------------------------------------

                              COVANTA STANISLAUS, INC.



                              By:  /s/ Jeffrey R. Horowitz
                                 -----------------------------------------------

                              COVANTA SYSTEMS, INC.



                              By:  /s/ Jeffrey R. Horowitz
                                 -----------------------------------------------

                              COVANTA UNION, INC.



                              By:  /s/ Jeffrey R. Horowitz
                                 -----------------------------------------------

                              COVANTA WALLINGFORD ASSOCIATES, INC.



                              By:  /s/ Jeffrey R. Horowitz
                                 -----------------------------------------------

                              COVANTA WASTE TO ENERGY OF ITALY, INC.



                              By:  /s/ Jeffrey R. Horowitz
                                 -----------------------------------------------

                              COVANTA WASTE TO ENERGY, INC.



                              By:  /s/ Jeffrey R. Horowitz
                                 -----------------------------------------------

                              COVANTA WATER HOLDINGS, INC.



                              By:  /s/ Jeffrey R. Horowitz
                                 -----------------------------------------------

                              COVANTA WATER SYSTEMS, INC.



                              By:  /s/ Jeffrey R. Horowitz
                                 -----------------------------------------------

                              COVANTA WATER TREATMENT SERVICES, INC.



                              By:  /s/ Jeffrey R. Horowitz
                                 -----------------------------------------------

                              DSS ENVIRONMENTAL, INC.



                              By:  /s/ Jeffrey R. Horowitz
                                 -----------------------------------------------

                              ERC ENERGY II, INC.



                              By:  /s/ Jeffrey R. Horowitz
                                 -----------------------------------------------

                              ERC ENERGY, INC.



                              By:  /s/ Jeffrey R. Horowitz
                                 -----------------------------------------------

                              HEBER FIELD ENERGY II, INC.



                              By:  /s/ Jeffrey R. Horowitz
                                 -----------------------------------------------

                              HEBER LOAN PARTNERS



                              By:  /s/ Jeffrey R. Horowitz
                                 -----------------------------------------------

                              OPI QUEZON, INC.



                              By:  /s/ Jeffrey R. Horowitz
                                 -----------------------------------------------

                              THREE MOUNTAIN OPERATIONS, INC.



                              By:  /s/ Jeffrey R. Horowitz
                                 -----------------------------------------------

                              THREE MOUNTAIN POWER, LLC



                              By:  /s/ Jeffrey R. Horowitz
                                 -----------------------------------------------

                        EXHIBIT 1 TO REORGANIZATION PLAN

                        SCHEDULE OF REORGANIZING DEBTORS

                            Operating Company Debtors

 Debtor                                                          Case Number

 Covanta Alexandria/Arlington, Inc.                              02-40929 (CB)
 Covanta Babylon, Inc.                                           02-40928 (CB)
 Covanta Bessemer, Inc.                                          02-40862 (CB)
 Covanta Bristol, Inc.                                           02-40930 (CB)
 Covanta Cunningham Environmental Support, Inc.                  02-40863 (CB)
 Covanta Energy Americas, Inc.                                   02-40881 (CB)
 Covanta Energy Construction, Inc.                               02-40870 (CB)
 Covanta Energy Resource Corp.                                   02-40915 (CB)
 Covanta Engineering Services, Inc.                              02-40898 (CB)
 Covanta Fairfax, Inc.                                           02-40931 (CB)
 Covanta Geothermal Operations, Inc.                             02-40872 (CB)
 Covanta Heber Field Energy, Inc.                                02-40893 (CB)
 Covanta Hennepin Energy Resource Co., L.P.                      02-40906 (CB)
 Covanta Hillsborough, Inc.                                      02-40932 (CB)
 Covanta Honolulu Resource Recovery Venture                      02-40905 (CB)
 Covanta Huntington Limited Partnership                          02-40916 (CB)
 Covanta Huntington Resource Recovery One Corp.                  02-40919 (CB)
 Covanta Huntington Resource Recovery Seven Corp.                02-40920 (CB)
 Covanta Huntsville, Inc.                                        02-40933 (CB)
 Covanta Hydro Energy, Inc.                                      02-40894 (CB)
 Covanta Hydro Operations West, Inc.                             02-40875 (CB)
 Covanta Hydro Operations, Inc.                                  02-40874 (CB)
 Covanta Imperial Power Services, Inc.                           02-40876 (CB)
 Covanta Indianapolis, Inc.                                      02-40934 (CB)
 Covanta Kent, Inc.                                              02-40935 (CB)
 Covanta Lancaster, Inc.                                         02-40937 (CB)
 Covanta Lee, Inc.                                               02-40938 (CB)
 Covanta Long Island, Inc.                                       02-40917 (CB)
 Covanta Marion Land Corp.                                       02-40940 (CB)
 Covanta Marion, Inc.                                            02-40939 (CB)
 Covanta Mid-Conn, Inc.                                          02-40911 (CB)
 Covanta Montgomery, Inc.                                        02-40941 (CB)
 Covanta New Martinsville Hydro-Operations Corp.                 02-40877 (CB)
 Covanta Oahu Waste Energy Recovery, Inc.                        02-40912 (CB)
 Covanta Onondaga Five Corp.                                     02-40926 (CB)
 Covanta Onondaga Four Corp.                                     02-40925 (CB)
 Covanta Onondaga Limited Partnership                            02-40921 (CB)
 Covanta Onondaga Operations, Inc.                               02-40927 (CB)
 Covanta Onondaga Three Corp.                                    02-40924 (CB)
 Covanta Onondaga Two Corp.                                      02-40923 (CB)
 Covanta Onondaga, Inc.                                          02-40922 (CB)
 Covanta Operations of Union, LLC                                02-40909 (CB)
 Covanta OPW Associates, Inc.                                    02-40908 (CB)
 Covanta OPWH, Inc.                                              02-40907 (CB)
 Covanta Pasco, Inc.                                             02-40943 (CB)
 Covanta Projects of Hawaii, Inc.                                02-40913 (CB)
 Covanta Projects of Wallingford, L.P.                           02-40903 (CB)
 Covanta Secure Services, Inc.                                   02-40901 (CB)
 Covanta SIGC Geothermal Operations, Inc.                        02-40883 (CB)
 Covanta Stanislaus, Inc.                                        02-40944 (CB)
 Covanta Union, Inc.                                             02-40946 (CB)
 Covanta Wallingford Associates, Inc.                            02-40914 (CB)
 Covanta Waste to Energy of Italy, Inc.                          02-40902 (CB)
 Covanta Water Treatment Services, Inc.                          02-40868 (CB)
 DSS Environmental, Inc.                                         02-40869 (CB)
 ERC Energy II, Inc.                                             02-40890 (CB)
 ERC Energy, Inc.                                                02-40891 (CB)
 Heber Field Energy II, Inc.                                     02-40892 (CB)
 Heber Loan Partners                                             02-40889 (CB)
 OPI Quezon, Inc.                                                02-40860 (CB)
 Three Mountain Operations, Inc.                                 02-40879 (CB)
 Three Mountain Power, LLC                                       02-40880 (CB)

                Covanta and Intermediate Holding Company Debtors

Debtor                                                           Case Number

Covanta Acquisition, Inc.                                        02-40861(CB)
Covanta Energy Corporation                                       02-40841(CB)
Covanta Energy Group, Inc.                                       03-13707(CB)
Covanta Energy International, Inc.                               03-13706(CB)
Covanta Energy West, Inc.                                        02-40871(CB)
Covanta Power Development of Bolivia, Inc.                       02-40856(CB)
Covanta Power Development, Inc.                                  02-40855(CB)
Covanta Power Equity Corp.                                       02-40895(CB)
Covanta Power International Holdings, Inc.                       03-13708(CB)
Covanta Projects, Inc.                                           03-13709(CB)
Covanta Systems, Inc.                                            02-40948(CB)
Covanta Waste to Energy, Inc.                                    02-40949(CB)
Covanta Water Holdings, Inc.                                     02-40866(CB)
Covanta Water Systems, Inc.                                      02-40867(CB)
Covanta Geothermal Operations Holdings, Inc.                     02-40873(CB)
Covanta RRS Holdings, Inc.                                       02-40910(CB)
Covanta Energy Services, Inc.                                    02-40899(CB)
Covanta Plant Services of New Jersey, Inc.                       02-40900(CB)

                        EXHIBIT 2 TO REORGANIZATION PLAN

                           LIST OF LIQUIDATING DEBTORS

      Liquidating Debtor                                         Case Number

Alpine Food Products, Inc.                                       03-13679 (CB)
BDC Liquidating Corp.                                            03-13681 (CB)
Bouldin Development Corp.                                        03-13680 (CB)
Covanta Concerts Holdings, Inc.                                  02-16322 (CB)
Covanta Energy Sao Jeronimo, Inc.                                02-40854 (CB)
Covanta Financial Services, Inc.                                 02-40947 (CB)
Covanta Huntington, Inc.                                         02-40918 (CB)
Covanta Key Largo, Inc.                                          02-40864 (CB)
Covanta Northwest Puerto Rico, Inc.                              02-40942 (CB)
Covanta Oil & Gas, Inc.                                          02-40878 (CB)
Covanta Secure Services USA, Inc.                                02-40896 (CB)
Covanta Tulsa, Inc.                                              02-40945 (CB)
Covanta Waste Solutions, Inc.                                    02-40897 (CB)
Doggie Diner, Inc.                                               03-13684 (CB)
Gulf Coast Catering Company, Inc.                                03-13685 (CB)
J.R. Jack's Construction Corporation                             02-40857 (CB)
Lenzar Electro-Optics, Inc.                                      02-40832 (CB)
Logistics Operations, Inc.                                       03-13688 (CB)
Offshore Food Service, Inc.                                      03-13694 (CB)
OFS Equity of Alexandria/Arlington, Inc.                         03-13687 (CB)
OFS Equity of Babylon, Inc.                                      03-13690 (CB)
OFS Equity of Delaware, Inc.                                     03-13689 (CB)
OFS Equity of Huntington, Inc.                                   03-13691 (CB)
OFS Equity of Indianapolis, Inc.                                 03-13693 (CB)
OFS Equity of Stanislaus, Inc.                                   03-13692 (CB)
Ogden Allied Abatement & Decontamination Service, Inc.           02-40827 (CB)
Ogden Allied Maintenance Corp.                                   02-40828 (CB)
Ogden Allied Payroll Services, Inc.                              02-40835 (CB)
Ogden Attractions, Inc.                                          02-40836 (CB)
Ogden Aviation Distributing Corp.                                02-40829 (CB)
Ogden Aviation Fueling Company of Virginia, Inc.                 02-40837 (CB)
Ogden Aviation Security Services of Indiana, Inc.                03-13695 (CB)
Ogden Aviation Service Company of Colorado, Inc.                 02-40839 (CB)
Ogden Aviation Service Company of Pennsylvania, Inc.             02-40834 (CB)
Ogden Aviation Service International Corporation                 02-40830 (CB)
Ogden Aviation Terminal Services, Inc.                           03-13696 (CB)
Ogden Aviation, Inc.                                             02-40838 (CB)
Ogden Cargo Spain, Inc.                                          02-40843 (CB)
Ogden Central and South America, Inc.                            02-40844 (CB)
Ogden Cisco, Inc.                                                03-13698 (CB)
Ogden Communications, Inc.                                       03-13697 (CB)
Ogden Constructors, Inc.                                         02-40858 (CB)
Ogden Environmental & Energy Services Co., Inc.                  02-40859 (CB)
Ogden Facility Holdings, Inc.                                    02-40845 (CB)
Ogden Facility Management Corporation of Anaheim                 02-40846 (CB)
Ogden Facility Management Corporation of West Virginia           03-13699 (CB)
Ogden Film and Theatre, Inc.                                     02-40847 (CB)
Ogden Firehole Entertainment Corp.                               02-40848 (CB)
Ogden Food Service Corporation of Milwaukee, Inc.                03-13701 (CB)
Ogden International Europe, Inc.                                 02-40849 (CB)
Ogden Leisure, Inc.                                              03-13700 (CB)
Ogden Management Services, Inc.                                  03-13702 (CB)
Ogden New York Services, Inc.                                    02-40826 (CB)
Ogden Pipeline Service Corporation                               03-13704 (CB)
Ogden Services Corporation                                       02-40850 (CB)
Ogden Support Services, Inc.                                     02-40851 (CB)
Ogden Technology Services Corporation                            03-13703 (CB)
Ogden Transition Corporation                                     03-13705 (CB)
PA Aviation Fuel Holdings, Inc.                                  02-40852 (CB)
Philadelphia Fuel Facilities Corporation                         02-40853 (CB)

                        EXHIBIT 3 TO REORGANIZATION PLAN

                     LIST OF REORGANIZING DEBTORS FILING ON
               INITIAL PETITION DATE AND SUBSEQUENT PETITION DATE

            SCHEDULE OF REORGANIZING DEBTORS FILING ON APRIL 1, 2002
                           (THE INITIAL PETITION DATE)

Reorganizing Debtor                                              Case Number

Covanta Acquisition, Inc.                                        02-40861 (CB)
Covanta Alexandria/Arlington, Inc.                               02-40929 (CB)
Covanta Babylon, Inc.                                            02-40928 (CB)
Covanta Bessemer, Inc.                                           02-40862 (CB)
Covanta Bristol, Inc.                                            02-40930 (CB)
Covanta Cunningham Environmental Support, Inc.                   02-40863 (CB)
Covanta Energy Americas, Inc.                                    02-40881 (CB)
Covanta Energy Construction, Inc.                                02-40870 (CB)
Covanta Energy Corporation                                       02-40841 (CB)
Covanta Energy Resource Corp.                                    02-40915 (CB)
Covanta Energy Services, Inc.                                    02-40899 (CB)
Covanta Energy West, Inc.                                        02-40871 (CB)
Covanta Engineering Services, Inc.                               02-40898 (CB)
Covanta Fairfax, Inc.                                            02-40931 (CB)
Covanta Geothermal Operations Holdings, Inc.                     02-40873 (CB)
Covanta Geothermal Operations, Inc.                              02-40872 (CB)
Covanta Heber Field Energy, Inc.                                 02-40893 (CB)
Covanta Hennepin Energy Resource Co., L.P.                       02-40906 (CB)
Covanta Hillsborough, Inc.                                       02-40932 (CB)
Covanta Honolulu Resource Recovery Venture                       02-40905 (CB)
Covanta Huntington Limited Partnership                           02-40916 (CB)
Covanta Huntington Resource Recovery One Corp.                   02-40919 (CB)
Covanta Huntington Resource Recovery Seven Corp.                 02-40920 (CB)
Covanta Huntsville, Inc.                                         02-40933 (CB)
Covanta Hydro Energy, Inc.                                       02-40894 (CB)
Covanta Hydro Operations West, Inc.                              02-40875 (CB)
Covanta Hydro Operations, Inc.                                   02-40874 (CB)
Covanta Imperial Power Services, Inc.                            02-40876 (CB)
Covanta Indianapolis, Inc.                                       02-40934 (CB)
Covanta Kent, Inc.                                               02-40935 (CB)
Covanta Lancaster, Inc.                                          02-40937 (CB)
Covanta Lee, Inc.                                                02-40938 (CB)
Covanta Long Island, Inc.                                        02-40917 (CB)
Covanta Marion Land Corp.                                        02-40940 (CB)
Covanta Marion, Inc.                                             02-40939 (CB)
Covanta Mid-Conn, Inc.                                           02-40911 (CB)
Covanta Montgomery, Inc.                                         02-40941 (CB)
Covanta New Martinsville Hydro-Operations Corp.                  02-40877 (CB)
Covanta Oahu Waste Energy Recovery, Inc.                         02-40912 (CB)
Covanta Onondaga Five Corp.                                      02-40926 (CB)
Covanta Onondaga Four Corp.                                      02-40925 (CB)
Covanta Onondaga Limited Partnership                             02-40921 (CB)
Covanta Onondaga Operations, Inc.                                02-40927 (CB)
Covanta Onondaga Three Corp.                                     02-40924 (CB)
Covanta Onondaga Two Corp.                                       02-40923 (CB)
Covanta Onondaga, Inc.                                           02-40922 (CB)
Covanta Operations of Union, LLC                                 02-40909 (CB)
Covanta OPW Associates, Inc.                                     02-40908 (CB)
Covanta OPWH, Inc.                                               02-40907 (CB)
Covanta Pasco, Inc.                                              02-40943 (CB)
Covanta Plant Services of New Jersey, Inc.                       02-40900 (CB)
Covanta Power Development of Bolivia, Inc.                       02-40856 (CB)
Covanta Power Development, Inc.                                  02-40855 (CB)
Covanta Power Equity Corp.                                       02-40895 (CB)
Covanta Projects of Hawaii, Inc.                                 02-40913 (CB)
Covanta Projects of Wallingford, L.P.                            02-40903 (CB)
Covanta RRS Holdings, Inc.                                       02-40910 (CB)
Covanta Secure Services, Inc.                                    02-40901 (CB)
Covanta SIGC Geothermal Operations, Inc.                         02-40883 (CB)
Covanta Stanislaus, Inc.                                         02-40944 (CB)
Covanta Systems, Inc.                                            02-40948 (CB)
Covanta Union, Inc.                                              02-40946 (CB)
Covanta Wallingford Associates, Inc.                             02-40914 (CB)
Covanta Waste to Energy of Italy, Inc.                           02-40902 (CB)
Covanta Waste to Energy, Inc.                                    02-40949 (CB)
Covanta Water Holdings, Inc.                                     02-40866 (CB)
Covanta Water Systems, Inc.                                      02-40867 (CB)
Covanta Water Treatment Services, Inc.                           02-40868 (CB)
DSS Environmental, Inc.                                          02-40869 (CB)
ERC Energy II, Inc.                                              02-40890 (CB)
ERC Energy, Inc.                                                 02-40891 (CB)
Heber Field Energy II, Inc.                                      02-40892 (CB)
Heber Loan Partners                                              02-40889 (CB)
OPI Quezon, Inc.                                                 02-40860 (CB)
Three Mountain Operations, Inc.                                  02-40879 (CB)
Three Mountain Power, LLC                                        02-40880 (CB)

             SCHEDULE OF REORGANIZING DEBTORS FILING ON JUNE 6, 2003
                         (THE SUBSEQUENT PETITION DATE)

Reorganizing Debtor                                              Case Number

Covanta Energy International, Inc.                               03-13706 (CB)
Covanta Power International Holdings, Inc.                       03-13708 (CB)
Covanta Energy Group, Inc.                                       03-13707 (CB)
Covanta Projects, Inc.                                           03-13709 (CB)

                                    EXHIBIT 5

                          TERMS OF THE 9.25% SETTLEMENT

               The following are terms of the 9.25% Settlement that apply to Accepting Bondholders under this Reorganization Plan with respect to the Adversary Proceeding No. 02-03004 (the "Adversary Proceeding"), commenced by the Official Committee of Unsecured Creditors of Covanta Energy Corporation, et al. (the "Official Committee") against Wells Fargo Bank Minnesota, National Association, in its capacity as Indenture Trustee (the "Indenture Trustee"), as Defendant, and the Informal Committee of Secured Debenture Holders (the "Informal Committee"), as Defendant-Intervenor, now pending in the Chapter 11 proceedings of Covanta Energy Corp. and its subsidiaries (the "Debtors"). Unless otherwise indicated herein, capitalized terms used herein shall have the meanings set forth in the Reorganization Plan.

               1. Upon the entry of a Final Order confirming the Reorganization Plan in which the 9.25% Settlement has been accepted by Accepting Bondholders, the Official Committee shall be deemed to have acknowledged, for those Accepting Bondholders, the validity, priority, non-avoidability, perfection and enforceability of the liens and claims of the Indenture Trustee for the benefit of the Indenture Trustee and with respect to each such Accepting Bondholder shall be deemed to have been fully released from any right to challenge such liens.

               2. Upon confirmation of the Reorganization Plan, holders of Allowed Parent and Holding Company Unsecured Claims shall be entitled to receive 12.5% of the first $84 million of each component of value distributable to the Accepting Bondholders pursuant to the Reorganization Plan (the "Settlement Distribution" as defined in the Reorganization
                    Plan), which entitlement shall be effectuated under the Reorganization Plan.

               3. Pursuant to the Reorganization Plan, all fees and expenses incurred by the Official Committee relating to the Adversary Proceeding through the Confirmation Date shall be paid by Covanta (subject to the ordinary fee approval process of the Bankruptcy Court), notwithstanding any prior order limiting the amount of cash collateral authorized to be used for such fees and expenses.

               4. Pursuant to the Reorganization Plan, the holders of Allowed Parent and Holding Company Unsecured Claims shall receive
                    (A) a waiver by the Indenture Trustee and by the Accepting Bondholders of (i) any deficiency claim on account of the Allowed Subclass 3B Secured Claims held by them, and (ii) the benefits of the subordination provisions contained in the Convertible Subordinated Bonds, and (B) the treatment and distributions set forth in Section 4.6(b) of the Reorganization Plan.

               5. The Accepting Bondholders agree not to file, sponsor, support or vote for any plan of reorganization or other transaction in these Chapter 11 proceedings which does not contain all of the substantive terms set forth herein which are designated to be included in the Reorganization Plan, or which is in any way substantively inconsistent with any such terms.

                     EXHIBIT 9.1A TO THE REORGANIZATION PLAN

                            LIST OF REJECTING DEBTORS



Rejecting Debtor                                                 Case Number
----------------                                                 -----------
Covanta Energy Americas, Inc.                                    02-40881 (CB)
Covanta Energy Corporation                                       02-40841 (CB)
Covanta Energy International, Inc.                               03-13706 (CB)
Covanta Power International Holdings, Inc.                       03-13708 (CB)
Covanta Energy Group, Inc.                                       03-13707 (CB)
Covanta Projects, Inc.                                           03-13709 (CB)

                   EXHIBIT 9.1A(s) TO THE REORGANIZATION PLAN


           REJECTING DEBTORS' SCHEDULE OF ASSUMED CONTRACTS AND LEASES

As of the Effective Date, all executory contracts and unexpired leases to which each Rejecting Debtor is a party shall be deemed rejected except for any executory contract or unexpired lease that (i) has been previously assumed or rejected pursuant to a Final Order of the Bankruptcy Court, (ii) is specifically designated as a contract or lease on this schedule, or (iii) is the subject of a separate motion to assume or reject filed under section 365 of the Bankruptcy Code by the Reorganizing Debtors prior to the Effective Date. The Rejecting Debtors reserve the right to add or remove executory contracts and unexpired leases to or from this schedule at any time prior to the Effective Date.



------- --------------------------- --------------------------------- ------------------------------------------------
         Name of Rejecting Debtor           Name and Address                      Description of Contract
               that is the                of the Counterparty
          Party to the Contract             (or Other Party)
                                            to the Contract
------- --------------------------- --------------------------------- ------------------------------------------------
1.      Covanta Energy Americas,    Allegheny Energy Supply Co.       Confidentiality and Nondisclosure Agreement,
        Inc.                        10435 Downsville Pike             dated October 12, 2001.
                                    Hagerstown, MD 21740-1766

------- --------------------------- --------------------------------- ------------------------------------------------
2.      Covanta Energy Americas,    Barclays Capital                  Confidentiality Agreement, dated as of March
        Inc.                        5 the North Colonnade             14, 2001.
                                    Canary Wharf
                                    London E14 4BB
------- --------------------------- --------------------------------- ------------------------------------------------
3.      Covanta Energy Americas,    Black Hills Energy Capital        Confidentiality and Nondisclosure Agreement,
        Inc.                        P.O. Box 14000                    dated 2001.
                                    Rapid City, SD 57709

------- --------------------------- --------------------------------- ------------------------------------------------
4.      Covanta Energy Americas,    BP Energy Company                 Confidentiality Agreement, dated October 17,
        Inc.                        501 Westlake Park Boulevard       2001.
                                    Houston, TX 77079

------- --------------------------- --------------------------------- ------------------------------------------------
5.      Covanta Energy Americas,    Calpine Corporation               Confidentiality and Nondisclosure Agreement,
        Inc.                        4160 Dublin Blvd.                 dated October 4, 2001.
                                    Dublin, CA 94568-3139

------- --------------------------- --------------------------------- ------------------------------------------------
6.      Covanta Energy Americas,    CES Acquisition Corp.             Confidentiality and Nondisclosure Agreement,
        Inc.                        76 Greene Street, 4th Floor       dated October 4, 2001.
                                    New York, NY 10012

------- --------------------------- --------------------------------- ------------------------------------------------
7.      Covanta Energy Americas,    CMS Marketing Serv & Trading      Confidentiality and Nondisclosure Agreement,
        Inc.                        330 Town Center Drive             dated October 25, 2001.
                                    Suite 1100
                                    Dearborn, MI 48126
------- --------------------------- --------------------------------- ------------------------------------------------
8.      Covanta Energy Americas,    Conoco Global Power               Confidentiality and Nondisclosure Agreement,
        Inc.                        Conoco Center                     dated October 17, 2001.
                                    P.O. Box 2197
                                    Houston, TX 77252-2197
------- --------------------------- --------------------------------- ------------------------------------------------
9.      Covanta Energy Americas,    Coral Energy, L.P.                Confidentiality and Nondisclosure Agreement.
        Inc.                        700 Fanin, Suite 700
                                    Houston, TX 77010
------- --------------------------- --------------------------------- ------------------------------------------------
10.     Covanta Energy Americas,    Edison Mission Energy             Confidentiality and Nondisclosure Agreement,
        Inc.                        18101 Von Karma Ave.,             dated October 16, 2001.
                                    Suite 200
                                    Irvine, CA 92612

------- --------------------------- --------------------------------- ------------------------------------------------
11.     Covanta Energy Americas,    EPCOR Power Development           Confidentiality and Nondisclosure Agreement,
        Inc.                        Corporation                       dated September 19, 2001.
                                    10065 Jasper Avenue, 18 Fl
                                    Edmonton, Alberta
                                    Canada T5J 3B1
------- --------------------------- --------------------------------- ------------------------------------------------
12.     Covanta Energy Americas,    Ernst & Young LLP                 Confidentiality Agreement, dated October 11,
        Inc.                        1133 Avenue of the Americas       2001.
                                    New York, NY 10036

------- --------------------------- --------------------------------- ------------------------------------------------
13.     Covanta Energy Americas,    FPL Energy LLC                    Confidentiality and Nondisclosure Agreement,
        Inc.                        700 Universe Boulevard            dated January 11, 2002.
                                    Juno Beach, FL 33408

------- --------------------------- --------------------------------- ------------------------------------------------
14.     Covanta Energy Americas,    GE Capital Services Structured    Confidentiality and Nondisclosure Agreement,
        Inc.                        Finance Group, Inc.               dated October 18, 2001.
                                    120 Long Ridge Road, 3rd Fl.
                                    Stamford, CT 06927
------- --------------------------- --------------------------------- ------------------------------------------------
15.     Covanta Energy Americas,    Global Tradelinks                 Confidentiality and Nondisclosure Agreement,
        Inc.                        451 Pebble Beach Place            dated February 25, 2001.
                                    Fullerton, CA 92835

------- --------------------------- --------------------------------- ------------------------------------------------
16.     Covanta Energy Americas,    Horizon Power, Inc.               Confidentiality and Nondisclosure Agreement,
        Inc.                        10 Lafayette Square               dated October 12, 2001.
                                    Buffalo, NY 14203

------- --------------------------- --------------------------------- ------------------------------------------------
17.     Covanta Energy Americas,    Innogy America LLC                Confidentiality and Nondisclosure Agreement,
        Inc.                        303 East Wacker Drive             dated October 8, 2001.
                                    Suite 1200
                                    Chicago, IL 60601
------- --------------------------- --------------------------------- ------------------------------------------------
18.     Covanta Energy Americas,    Mt. Wheeler Power, Inc.           Confidentiality Agreement, dated as of June
        Inc.                        P.O. Box 1110                     28, 2000.
                                    Ely, NV 89301

------- --------------------------- --------------------------------- ------------------------------------------------
19.     Covanta Energy Americas,    National Energy Systems Co.       Confidentiality and Nondisclosure Agreement,
        Inc.                        335 Parkplace, Suite 110          dated October 29, 2001.
                                    Kirkland, WA 98033

------- --------------------------- --------------------------------- ------------------------------------------------
20.     Covanta Energy Americas,    Unions Signatory-Project Labor    Ogden Power Corporation Guaranty for the
        Inc.                        c/o Mark Joseph, Esq.             Project Labor Agreement, dated July 13, 2000.
                                    651 Gateway Blvd., #900
                                    South San Francisco, CA 96002
------- --------------------------- --------------------------------- ------------------------------------------------
21.     Covanta Energy Americas,    Wartsila North America, Inc.      PRI Premium, True-Up Agreement dated February
        Inc.                        201 Defense Hwy., Suite 100       1, 2002.
                                    Annapolis, MD 21401-7052
------- --------------------------- --------------------------------- ------------------------------------------------
22.     Covanta Energy Corporation  Aelita                            Network Management Agreement, dated April 2003.
                                    Jill Mastroianni
                                    6500 Emerald Parkway, Ste. 400
                                    Dublin, OH 43016

------- --------------------------- --------------------------------- ------------------------------------------------
23.     Covanta Energy              Aircraft Services Corporation     Agreement, dated January 8, 1993, among
        Corporation                 120 Long Ridge Road               Aircraft Services Corporation, Resource
                                    Stamford, CT 06927                Recovery Business Trust 1991-B, Covanta
                                                                      Projects, Inc, Covanta Energy Corporation, and
                                                                      Michigan Waste Energy, Inc., as amended.

------- --------------------------- --------------------------------- ------------------------------------------------
24.     Covanta Energy Corporation  Alexandria Sanitation Auth.       Guaranty, dated as of October 1, 1985, by
                                    835 South Payne Street            Covanta Energy Corporation in favor of the
                                    P.O. Box 1205                     City of Alexandria, VA, Arlington County, VA,
                                    Alexandria, VA 22313              the Alexandria Sanitation Authority, Arlington
                                                                      Solid Waste Authority, as amended.
------- --------------------------- --------------------------------- ------------------------------------------------
25.     Covanta Energy Corporation  Alexandria Sanitation Auth.       Retrofit Guaranty, dated as of November 10,
                                    835 South Payne Street            1998, by Covanta Energy Corporation to and for
                                    P.O. Box 1205                     the benefit of the City of Alexandria, VA,
                                    Alexandria, VA 22313              Arlington County, VA, the Industrial
                                                                      Development Authority of Arlington.
------- --------------------------- --------------------------------- ------------------------------------------------
26.     Covanta Energy Corporation  Allstate Insurance Company        Guaranty Agreement, dated January 30, 1992.
                                    Attn: Financial Law Division
                                    Allstate Plaza South  G5D
                                    Northbrook, IL 60062
------- --------------------------- --------------------------------- ------------------------------------------------
27.     Covanta Energy Corporation  Arlington County, VA              Retrofit Guaranty, dated as of November 10,
                                    1400 North Courthouse Road        1998, by Covanta Energy Corporation to and for
                                    Attn: County Manager              the benefit of the City of Alexandria, VA,
                                    Arlington, VA 22201               Arlington County, VA, the Industrial
                                                                      Development Authority of Arlington.
------- --------------------------- --------------------------------- ------------------------------------------------
28.     Covanta Energy Corporation  Arlington County, VA              Guaranty, dated as of October 1, 1985, by
                                    Attn: County Manager              Covanta Energy Corporation in favor of the
                                    1400 North Courthouse Road        City of Alexandria, VA, Arlington County, VA,
                                    Arlington, VA 22201               the Alexandria Sanitation Authority, Arlington
                                                                      Solid Waste Authority, as amended.
------- --------------------------- --------------------------------- ------------------------------------------------
29.     Covanta Energy Corporation  Arlington Solid Waste Auth.       Guaranty, dated as of October 1, 1985, by
                                    1400 North Courthouse Road        Covanta Energy Corporation in favor of the
                                    Arlington, VA 22201               City of Alexandria, VA, Arlington County, VA,
                                                                      the Alexandria Sanitation Authority, Arlington
                                                                      Solid Waste Authority, as amended.
------- --------------------------- --------------------------------- ------------------------------------------------
30.     Covanta Energy Corporation  Arlington Solid Waste Auth.       Retrofit Guaranty, dated as of November 10,
                                    1400 North Courthouse Road        1998, by Covanta Energy Corporation to and for
                                    Arlington, VA 22201               the benefit of the City of Alexandria, VA,
                                                                      Arlington County, VA, the Industrial
                                                                      Development Authority of Arlington.
------- --------------------------- --------------------------------- ------------------------------------------------
31.     Covanta Energy Corporation  Avondale Industries, Inc.         Letter Agreement, dated August 11, 1986,
                                    P.O. Box 22                       regarding settlement of insurance claims and
                                    Boston, MA  02128                 insurance premium adjustments.


------- --------------------------- --------------------------------- ------------------------------------------------
32.     Covanta Energy Corporation  Balaji Power Corp. Private Ltd    O&M Guarantee, dated April 25, 2000 relating
                                    n/k/a Madurai Power Corp. Pvt.    to Balaji Project n/k/a Madurai Project.
                                    Ltd.
                                    Flat G-1, Seshadri Manor
                                    Sestradri Road
                                    Alwarpet, Chennai 600 018
                                    India
------- --------------------------- --------------------------------- ------------------------------------------------
33.     Covanta Energy Corporation  Ceridian Corporation              Time and attendance annual support.
                                    120 Eagle Rock Ave.
                                    East Hanover, NJ 07936
------- --------------------------- --------------------------------- ------------------------------------------------
34.     Covanta Energy Corporation  Ceridian                          HR/Payroll Service and Support Agreement,
                                    4345 Security Parkway             dated January 2000.
                                    New Albany, IN 47150
------- --------------------------- --------------------------------- ------------------------------------------------
35.     Covanta Energy Corporation  City and County of Honolulu       Operating Guaranty Agreement, dated December
                                    530 South King Street             21, 1992, by Covanta Energy Corporation for
                                    Honolulu, HI 96813                the benefit of The City and County of Honolulu.
------- --------------------------- --------------------------------- ------------------------------------------------
36.     Covanta Energy Corporation  City of Alexandria                Guaranty, dated as of October 1, 1985, by
                                    City Hall                         Covanta Energy Corporation in favor of the
                                    301 King Street                   City of Alexandria, Arlington County, VA, the
                                    Alexandria, VA 22313              Alexandria Sanitation Authority, Arlington
                                                                      Solid Waste Authority, as amended.
------- --------------------------- --------------------------------- ------------------------------------------------
37.     Covanta Energy Corporation  City of Alexandria                Retrofit Guaranty, dated as of November 10,
                                    City Hall                         1998, by Covanta Energy Corporation to and for
                                    301 King Street                   the benefit of the City of Alexandria,
                                    Alexandria, VA 22313              Arlington County, VA, the Industrial
                                                                      Development Authority of Arlington.
------- --------------------------- --------------------------------- ------------------------------------------------
38.     Covanta Energy Corporation  City of Bristol                   Guaranty, dated as of August 1, 1985, under
                                    111 North Main Street             the Project Agreement and Service Agreement,
                                    Bristol, CT 06010                 dated August 1, 1985, by Debtor of obligations
                                                                      of Covanta Bristol, Inc., as amended by the
                                                                      Agreement Respecting Guarantee for the Town of
                                                                      Branford, CT, the Town of Hartland, CT and the
                                                                      Town of Seymour, CT, dated as of October 1,
                                                                      1991, as amended.
------- --------------------------- --------------------------------- ------------------------------------------------
39.     Covanta Energy Corporation  City of Bristol                   Confirmation of Guaranty, dated August 1, 1985.
                                    111 North Main Street
                                    Bristol, CT 06010
------- --------------------------- --------------------------------- ------------------------------------------------
40.     Covanta Energy Corporation  City of Huntsville                Guaranty, dated June 1, 1988, by Covanta
                                    Attn:  Executive Director         Energy Corporation for the benefit of The
                                    P.O. Box 308                      Solid Waste Disposal Authority of the City of
                                    Huntsville, AL 35804-0308         Huntsville, as amended.
------- --------------------------- --------------------------------- ------------------------------------------------
41.     Covanta Energy Corporation  City of Indianapolis              Guaranty, dated as of December 1, 1985, by
                                    Department of Public Works        Covanta Energy Corporation to and for the
                                    2460 City-County Building         benefit of the City of Indianapolis made in
                                    Indianapolis, IN 46204            connection with the Amended and Restated
                                                                      Service Agreement, dated as of September 23,
                                                                      1985, as amended.
------- --------------------------- --------------------------------- ------------------------------------------------
42.     Covanta Energy Corporation  City of Modesto                   Guaranty Agreement, dated May 1, 1990, by
                                    801 11th Street                   Covanta Energy Corporation to and for the
                                    Modesto, CA 95354                 benefit of the County of Stanislaus and the
                                                                      City of Modesto of the obligations of Covanta
                                                                      Stanislaus, Inc. under the Service Agreement,
                                                                      dated June 30, 1986, as amended.
------- --------------------------- --------------------------------- ------------------------------------------------
43.     Covanta Energy Corporation  City of New Britain               Guaranty, dated as of August 1, 1985, under
                                    City Hall                         the Project Agreement and Service Agreement,
                                    21 West Main Street               dated August 1, 1985, by Debtor of obligations
                                    New Hartford, CT 06057            of Covanta Bristol, Inc., as amended by the
                                                                      Agreement Respecting Guarantee for the Town of
                                                                      Branford, CT, the Town of Hartland, CT and the
                                                                      Town of Seymour, CT, dated as of October 1,
                                                                      1991, as amended.
------- --------------------------- --------------------------------- ------------------------------------------------
44.     Covanta Energy Corporation  City of New Britain               Confirmation of Guaranty, dated August 1, 1985.
                                    City Hall
                                    21 West Main Street
                                    New Hartford, CT 06057
------- --------------------------- --------------------------------- ------------------------------------------------
45.     Covanta Energy Corporation  CLP Power International Ltd       Confidentiality Agreement, dated August 15,
                                    CMG Asia Tower, 22nd Fl.          2001.
                                    15 Canton Rd.
                                    Kowloon, Hong Kong
------- --------------------------- --------------------------------- ------------------------------------------------
46.     Covanta Energy Corporation  Connecticut Light & Power Co.     Electricity Guarantee, dated as of August 1,
                                    c/o NE Utilities Service Co.      1985, and Confirmation of Guarantee dated
                                    P.O. Box 270                      December 1, 1993, by Covanta Energy
                                    Hartford, CT 06141                Corporation to and for the benefit of the
                                                                      Connecticut Light and Power Company.
------- --------------------------- --------------------------------- ------------------------------------------------
47.     Covanta Energy Corporation  Connecticut Resource Recovery     Guaranty, dated as of February 1, 1990,
                                    Authority                         guaranteeing the performance of the
                                    Attn: President                   Wallingford Resource Recovery Associates, L.P.
                                    100 Constitution Plaza, 17th Fl.  for the benefit of Connecticut Resources
                                    Hartford, CT 06103                Recovery Authority.
------- --------------------------- --------------------------------- ------------------------------------------------
48.     Covanta Energy Corporation  Copyright Clearance Center Inc    Annual Authorizations Service Repertory
                                    Attn:  Bruce Funkhouser           License Agreement.
                                    222 Rosewood Drive
                                    Danvers, MA 01923
------- --------------------------- --------------------------------- ------------------------------------------------
49.     Covanta Energy Corporation  County of Fairfax                 Covanta Energy Corporation Guaranty, dated
                                    12000 Government Center Pkwy.,    February 1, 1998, made by Covanta Energy
                                    Ste. 552                          Corporation to and for the benefit of Fairfax
                                    Fairfax, VA 22035                 County and the Authority.
------- --------------------------- --------------------------------- ------------------------------------------------
50.     Covanta Energy Corporation  County of Hennepin                Parent Company Guarantee, dated July 8, 2003,
                                    A-2307 Government Center          with the County of Hennepin.
                                    Minneapolis, MN 55487
                                    Attention:  County Administrator
------- --------------------------- --------------------------------- ------------------------------------------------
51.     Covanta Energy Corporation  County of Kent                    Guaranty Agreement, dated as October 1, 1987,
                                    300 Monroe Avenue, N.W.           by Covanta Energy Corporation for the benefit
                                    Grand Rapids, Ml 49503            of the County of Kent made in connection with
                                                                      the Amended and Restated Construction and
                                                                      Service Agreement with Covanta Kent, Inc.,
                                                                      dated October 1, 1987, as amended.
------- --------------------------- --------------------------------- ------------------------------------------------
52.     Covanta Energy Corporation  County of Stanislaus              Guaranty Agreement, dated May 1, 1990, by
                                    1100 H. Street                    Covanta Energy Corporation to and for the
                                    Modesto, CA 95354                 benefit of the County of Stanislaus and the
                                                                      City of Modesto of the obligations of Covanta
                                                                      Stanislaus, Inc. under the Service Agreement,
                                                                      dated June 30, 1986, as amended.
------- --------------------------- --------------------------------- ------------------------------------------------
53.     Covanta Energy Corporation  County of Stanislaus              Guaranty Agreement, dated July 1, 1986 by
                                    1100 H. Street                    Covanta Energy Corporation to and for the
                                    Modesto, CA 95354                 benefit of the City of Modesto, and the County
                                                                      of Stanislaus. Debtor guarantees performance
                                                                      of the obligations of Stanislaus Waste Energy
                                                                      Company, as amended.
------- --------------------------- --------------------------------- ------------------------------------------------
54.     Covanta Energy Corporation  Covanta Haverhill Associates      Service Agreement Guarantee, dated August 13,
                                    40 Lane Road                      1998, by Covanta Energy Corporation in favor
                                    Fairfield, NJ 07007               of Covanta Haverhill Associates of the
                                                                      obligations of Covanta Haverhill under the
                                                                      Service Agreement, dated August 1, 1998
------- --------------------------- --------------------------------- ------------------------------------------------
55.     Covanta Energy Corporation  Detroit Edison Company            Guarantee Agreement, dated as of December 12,
                                    2000 Second Avenue                1992, between Covanta Energy Corporation and
                                    Detroit, Ml 48226                 Detroit Edison Company.
------- --------------------------- --------------------------------- ------------------------------------------------
56.     Covanta Energy Corporation  Doble Engineering Company         Service & Engineering Agreement, dated
                                    85 Walnut Street                  September 27, 1995, as amended.
                                    Watertown, MA 02472
------- --------------------------- --------------------------------- ------------------------------------------------
57.     Covanta Energy Corporation  F. Browne Gregg                   Guaranty, dated November 10, 1988, by Covanta
                                    1616 S. 14th Street               Energy Corporation for the benefit of F.
                                    Leesburg, FL 327480               Browne Gregg. Covanta Energy Corporation
                                                                      guarantees the performance of Covanta Systems,
                                                                      Inc.1
------- --------------------------- --------------------------------- ------------------------------------------------
58.     Covanta Energy Corporation  Fairfax County Solid Waste        Covanta Energy Corporation Guaranty, dated
                                    Authority                         February 1, 1998, made by Covanta Energy
                                    c/o Director of Public Works      Corporation to and for the benefit of Fairfax
                                    3930 Pender Drive                 County and the Authority.
                                    Fairfax, VA 22030
------- --------------------------- --------------------------------- ------------------------------------------------
59.     Covanta Energy Corporation  Fox Paine & Company LLC           Confidentiality Agreement.
                                    90 Tower Lane
                                    Suite 1150
                                    Foster City, CA 94409

------- --------------------------- --------------------------------- ------------------------------------------------
60.     Covanta Energy Corporation  GE Capital Com. Fin. Inc.         Confidentiality Agreement.
                                    Attn: Cyntra Trani
                                    335 Madison Ave., 12th Fl.
                                    New York, NY 10017
------- --------------------------- --------------------------------- ------------------------------------------------
61.     Covanta Energy Corporation  Greater Detroit Res. Rec. Auth    Guarantee Agreement, dated as of July 1, 1996,
                                    5700 Russell Street, Bld. A       by Covanta Energy Corporation to and for the
                                    Detroit, Ml 48226                 benefit of the Greater Detroit Resource
                                                                      Recovery Authority.
------- --------------------------- --------------------------------- ------------------------------------------------
62.     Covanta Energy Corporation  Hillsborough County               Guaranty, dated as of January 9, 1985, by
                                    925 E. Twiggs Street              Covanta Energy Corporation for the benefit of
                                    P.O. Box 1110                     Hillsborough County (the 1985 Guaranty).
                                    Tampa, FL 33601
------- --------------------------- --------------------------------- ------------------------------------------------
63.     Covanta Energy Corporation  Hillsborough County               Letter Agreement, dated May 13, 1998, by
                                    925 E. Twiggs Street              Covanta Energy Corporation, ratifying and
                                    P.O. Box 1110                     confirming Covanta Energy Corporations
                                    Tampa, FL 33601                   continuing obligation under the 1985 Guaranty.
------- --------------------------- --------------------------------- ------------------------------------------------
64.     Covanta Energy Corporation  Houlihan, Lockey, Howard & Zukin  Confidentiality Agreement, dated March 14,
                                    Attn:  Eric Seigert               2002.
                                    225 S. Sixth St., Suite. 4950
                                    Minneapolis, MN 55402
------- --------------------------- --------------------------------- ------------------------------------------------
65.     Covanta Energy Corporation  ICICI Limited                     Share Retention and Financial Support
                                    ICICI Towers                      Agreement, dated April 25, 2000.
                                    5th Fl., Bandra Kurla Complex
                                    Mumbai 400-051, India
------- --------------------------- --------------------------------- ------------------------------------------------
66.     Covanta Energy Corporation  Industrial Development Auth. of   Guaranty, dated as of December 1, 1986, by
                                    the City of Alexandria            Covanta Energy Corporation in favor of the
                                    #1 Courthouse Plaza               Industrial Development Authority of the City
                                    2100 Clarendon Blvd., Ste 302     of Alexandria.
                                    Arlington, VA 22201
------- --------------------------- --------------------------------- ------------------------------------------------
67.     Covanta Energy Corporation  Kekst & Company, Inc.             Confidentiality Agreement.
                                    Attn:  Eric Berman
                                    437 Madison Ave., 19th Fl.
                                    New York, NY 10022
------- --------------------------- --------------------------------- ------------------------------------------------
68.     Covanta Energy Corporation  Lancaster County SWMA             Guaranty, dated as of September 25, 1987,
                                    1299 Old Harrisburg Pike          guaranteeing the performance of Covanta
                                    P.O. Box 4425                     Lancaster, Inc. under the Design and
                                    Lancaster, PA 17604               Construction Agreement and Service Agreement,
                                                                      as amended.
------- --------------------------- --------------------------------- ------------------------------------------------
69.     Covanta Energy Corporation  Lee County                        Guaranty, dated as of July 16, 1990, to and
                                    2178 McGregor Blvd.               for the benefit of Lee County, as amended.
                                    Fort Myers, FL 33901
------- --------------------------- --------------------------------- ------------------------------------------------
70.     Covanta Energy Corporation  Marion County                     Guaranty, dated September 19, 1984, to and for
                                    Marion County Courthouse          the benefit of Marion County, as amended.
                                    555 Court Street NE
                                    Salem, OR 97309
------- --------------------------- --------------------------------- ------------------------------------------------
71.     Covanta Energy Corporation  Michigan Waste Energy, Inc.       Agreement, dated January 8, 1993, among
                                    40 Lane Road, CN-2615             Aircraft Services Corporation, Resource
                                    Fairfield, NJ  07007-2615         Recovery Business Trust 1991-B, Covanta
                                                                      Projects, Inc, Covanta Energy Corporation, and
                                                                      Michigan Waste Energy, Inc., as amended.

------- --------------------------- --------------------------------- ------------------------------------------------
72.     Covanta Energy Corporation  Michigan Waste Energy, Inc.       Agreement among PMCC, Resource Recovery
                                    40 Lane Road, CN-2615             Business Trust 1991-A, Covanta Projects, Inc.,
                                    Fairfield, NJ  07007-2615         Covanta Energy Corporation, and Michigan Waste
                                                                      to Energy, Inc., as amended.

------- --------------------------- --------------------------------- ------------------------------------------------
73.     Covanta Energy Corporation  Mission Funding Zeta              First Amended and Restated Guaranty, dated
                                    1801 Von Kerman Avenue            January 30, 1992, by Covanta Energy
                                    Suite 1700                        Corporation for the benefit of Mission Funding
                                    Irvine, CA 92715-1046             Zeta and Pitney Bowes, in connection with
                                                                      Covanta Huntington Resource Recovery Nine
                                                                      Corporation.
------- --------------------------- --------------------------------- ------------------------------------------------
74.     Covanta Energy Corporation  NE Maryland Waste Disp. Auth.     Guaranty Agreement, dated as of November 16,
                                    25 South Charles Street           1990, guaranteeing the performance of Covanta
                                    Suite 2105                        Montgomery, Inc. under the Service Agreement,
                                    Baltimore, MD 21201               dated as of November 16, 1990, as amended.

                                    Montgomery County DEP
                                    Attn: Director
                                    101 Monroe Street
                                    Rockville, Maryland 20850
------- --------------------------- --------------------------------- ------------------------------------------------
75.     Covanta Energy Corporation  New England Power Company         Covanta Energy Corporation Guarantee, dated as
                                    U.S. Gen New England, Inc.        of December 23, 1986, by Covanta Energy
                                    25 Research Drive                 Corporation in favor of New England Power
                                    Westborough, MA 01582             Company (now USGen New England, Inc., as
                                                                      assignee), in connection with agreement with
                                                                      Ogden Haverhill Associates.
------- --------------------------- --------------------------------- ------------------------------------------------
76.     Covanta Energy Corporation  Norex                             Professional Information Services Contract.
                                    15815 Franklin Tr.
                                    Prior Lake, MN 55372
------- --------------------------- --------------------------------- ------------------------------------------------
77.     Covanta Energy Corporation  Onondaga County Resource          Second Amended and Restated Guaranty
                                    Recovery Agency                   Agreement, dated October 10, 2003.
                                    Attn:  Executive Director
                                    100 Elmwood Davis Road
                                    Syracuse, NY 13212
------- --------------------------- --------------------------------- ------------------------------------------------
78.     Covanta Energy Corporation  Pasco County                      Guaranty, dated April 19, 1989, by Debtor of
                                    County Administrator              the obligations of Covanta Pasco, Inc. under
                                    7530 Little Road                  the Construction Agreement and Service
                                    New Port Richey, FL 33553         Agreement, dated March 28, 1989, as amended.
------- --------------------------- --------------------------------- ------------------------------------------------
79.     Covanta Energy Corporation  PC Helps                          Software Support from Desktop Applications
                                    One Bala Plaza                    Contract.
                                    Bala Cynwyd, PA 19004

------- --------------------------- --------------------------------- ------------------------------------------------
80.     Covanta Energy Corporation  Pitney Bowes Credit Corp.         First Amended and Restated Guaranty, dated
                                    201 Merritt Seven                 January 30, 1992, by Covanta Energy
                                    Norwalk, CT 06865-5151            Corporation for the benefit of Mission Funding
                                                                      Zeta and Pitney Bowes, in connection with
                                                                      Covanta Huntington Resource Recovery Nine
                                                                      Corporation.
------- --------------------------- --------------------------------- ------------------------------------------------
81.     Covanta Energy Corporation  PMCC Leasing Corporation          Agreement among PMCC, Resource Recovery
                                    200 First Stamford Place          Business Trust 1991-A, Covanta Projects, Inc.,
                                    Stamford, CT 06902                Covanta Energy Corporation, and Michigan Waste
                                                                      to Energy, Inc., as amended.

------- --------------------------- --------------------------------- ------------------------------------------------
82.     Covanta Energy Corporation  Portland General Electric Co.     Guaranty, dated as of September 10, 1984, by
                                    121 S.W. Salmon Street            Covanta Energy Corporation and Covanta
                                    Portland, OR 97204                Systems, Inc. of the obligations of
                                                                      Trans-Energy-Oregon, Inc. under the Agreement
                                                                      for the Sale of Electrical Energy.

------- --------------------------- --------------------------------- ------------------------------------------------
83.     Covanta Energy              Resource Recovery Business        Agreement, dated January 8, 1993, among
        Corporation                 Trust 1991-B                      Aircraft Services Corporation, Resource
                                    Wilmington Trust Company          Recovery Business Trust 1991-B, Covanta
                                    Rodney Square North               Projects, Inc, Covanta Energy Corporation, and
                                    1100 N. Market Street             Michigan Waste Energy, Inc., as amended.
                                    Wilmington, DE 19899

------- --------------------------- --------------------------------- ------------------------------------------------
84.     Covanta Energy Corporation  Resource Recovery Business        Agreement among PMCC, Resource Recovery
                                    Trust 1991-A                      Business Trust 1991-A, Covanta Projects, Inc.,
                                    Wilmington Trust Company          Covanta Energy Corporation, and Michigan Waste
                                    Rodney Square North               to Energy, Inc., as amended.
                                    1100 N. Market Street
                                    Wilmington, DE 19899

------- --------------------------- --------------------------------- ------------------------------------------------
85.     Covanta Energy Corporation  Salomon Smith Barney              Confidentiality Agreement and Engagement
                                    Attn:  Damien Mitchell            Letter.
                                    388 Greenwich Street
                                    New York, NY 10013
------- --------------------------- --------------------------------- ------------------------------------------------
86.     Covanta Energy Corporation  Salomon Smith Barney              Confidentiality Agreement.
                                    Attn:  Greg Dalvito
                                    7 World Trade Ct. 31st Fl.
                                    New York, NY 10048
------- --------------------------- --------------------------------- ------------------------------------------------
87.     Covanta Energy Corporation  Samayanallur Power Inv. Pvt.      Share Retention and Financial Support
                                    Ltd.                              Agreement, dated April 25, 2000.
                                    Mr. Shivkumar Reddy
                                    1 Ramakrishna St.
                                    T-Nagar Chennai 600017 India
------- --------------------------- --------------------------------- ------------------------------------------------
88.     Covanta Energy Corporation  SG Securities (HK) Ltd.           Confidentiality Agreement between Covanta
                                    41/F Edinburgh Tower              Energy Corporation and SG Securities (HK) Ltd.
                                    15 Queens Road                   dated August 16, 2001.
                                    Central Hong Kong

------- --------------------------- --------------------------------- ------------------------------------------------
89.     Covanta Energy Corporation  State Street Bank                 Liquidated Damages Guarantee, dated July 7,
                                    (fka CT Bank and Trust Co. N.A.)  1993.
                                    Corporate Trust Dept.
                                    One Constitution Plaza
                                    Hartford, CT 06115
------- --------------------------- --------------------------------- ------------------------------------------------
90.     Covanta Energy Corporation  Summit Bank                       Subordinated Rent Guaranty Agreement, dated
                                    Attn: Corporate Trust Dept.       June 1, 1998, in connection with the Facility
                                    210 Main Street                   Lease Agreement, dated as of June 15, 1998.
                                    Hackensack, NJ 07602
------- --------------------------- --------------------------------- ------------------------------------------------
91.     Covanta Energy Corporation  SWDA of Huntsville                Guaranty Agreement, dated as of June 1, 1988
                                    5251 Triana Blvd.                 by Covanta Energy Corporation for the benefit
                                    Huntsville, AL 35805              of the Solid Waste Disposal Authority of the
                                                                      City of Huntsville, as amended.
------- --------------------------- --------------------------------- ------------------------------------------------
92.     Covanta Energy Corporation  Tenaska, Inc.                     Confidentiality Agreement between Covanta
                                    1044 North 115th Street           Energy Corporation and Tenaska, Inc., dated
                                    Suite 400                         October 11, 2001.
                                    Omaha, NE 68154

------- --------------------------- --------------------------------- ------------------------------------------------
93.     Covanta Energy Corporation  Town of Babylon                   Guarantee of the performance of Covanta
                                    Town Hall                         Babylon, Inc. under the Service Agreement for
                                    200 East Sunrise Highway          the benefit of the Town of Babylon, Town of
                                    Lindenhurst, NY 11757             Babylon Industrial Development Agency, dated
                                                                      December 20, 1985.
------- --------------------------- --------------------------------- ------------------------------------------------
94.     Covanta Energy Corporation  Town of Babylon Ind. Dev. Agency  Guarantee of the performance of Covanta
                                    400 West Main Street              Babylon, Inc. under the Service Agreement for
                                    Babylon, NY 11702                 the benefit of the Town of Babylon, Town of
                                                                      Babylon Industrial Development Agency, dated
                                                                      December 20, 1985.
------- --------------------------- --------------------------------- ------------------------------------------------
95.     Covanta Energy Corporation  Town of Berlin                    Guaranty, dated as of August 1, 1985, under
                                    Town Hall                         the Project Agreement and Service Agreement,
                                    240 Kensington Road               dated August 1, 1985, by Debtor of obligations
                                    Berlin, CT 06037                  of Covanta Bristol, Inc., as amended by the
                                                                      Agreement Respecting Guarantee for the Town of
                                                                      Branford, CT, the Town of Hartland, CT and the
                                                                      Town of Seymour, CT, dated as of October 1,
                                                                      1991, as amended.
------- --------------------------- --------------------------------- ------------------------------------------------
96.     Covanta Energy Corporation  Town of Berlin                    Confirmation of Guaranty, dated August 1, 1985.
                                    Town Hall
                                    240 Kensington Road
                                    Berlin, CT 06037
------- --------------------------- --------------------------------- ------------------------------------------------
97.     Covanta Energy Corporation  Town of Branford                  Guaranty, dated as of August 1, 1985, under
                                    Branford Town Hall                the Project Agreement and Service Agreement,
                                    1019 Main Street                  dated August 1, 1985, by Debtor of obligations
                                    P.O. Box 150                      of Covanta Bristol, Inc., as amended by the
                                    Branford, CT 06405                Agreement Respecting Guarantee for the Town of
                                                                      Branford, CT, the Town of Hartland, CT and the
                                                                      Town of Seymour, CT, dated as of October 1,
                                                                      1991, as amended.
------- --------------------------- --------------------------------- ------------------------------------------------
98.     Covanta Energy Corporation  Town of Branford                  Confirmation of Guaranty, dated August 1, 1985.
                                    Branford Town Hall
                                    1019 Main Street
                                    P.O. Box 150
                                    Branford, CT 06405

------- --------------------------- --------------------------------- ------------------------------------------------
99.     Covanta Energy Corporation  Town of Burlington                Guaranty, dated as of August 1, 1985, under
                                    200 Spielman Highway              the Project Agreement and Service Agreement,
                                    Burlington, CT 06013              dated August 1, 1985, by Debtor of obligations
                                                                      of Covanta Bristol, Inc., as amended by the
                                                                      Agreement Respecting Guarantee for the Town of
                                                                      Branford, CT, the Town of Hartland, CT and the
                                                                      Town of Seymour, CT, dated as of October 1,
                                                                      1991, as amended.
------- --------------------------- --------------------------------- ------------------------------------------------
100.    Covanta Energy Corporation  Town of Burlington                Confirmation of Guaranty, dated August 1, 1985.
                                    200 Spielman Highway
                                    Burlington, CT 06013
------- --------------------------- --------------------------------- ------------------------------------------------
101.    Covanta Energy Corporation  Town of Hartland                  Guaranty, dated as of August 1, 1985, under
                                    22 South Road                     the Project Agreement and Service Agreement,
                                    Hartland, CT 06027                dated August 1, 1985, by Debtor of obligations
                                                                      of Covanta Bristol, Inc., as amended by the
                                                                      Agreement Respecting Guarantee for the Town of
                                                                      Branford, CT, the Town of Hartland, CT and the
                                                                      Town of Seymour, CT, dated as of October 1,
                                                                      1991, as amended.
------- --------------------------- --------------------------------- ------------------------------------------------
102.    Covanta Energy Corporation  Town of Hartland                  Confirmation of Guaranty, dated August 1, 1985.
                                    22 South Road
                                    Hartland, CT 06027

------- --------------------------- --------------------------------- ------------------------------------------------
103.    Covanta Energy Corporation  Town of Huntington                Amended and Restated Guaranty Agreement, dated
                                    Town Hall                         as of June 29, 1989 by Covanta Energy
                                    100 Main Street                   Corporation for the Town of Huntington.
                                    Huntington, NY 11743
------- --------------------------- --------------------------------- ------------------------------------------------
104.    Covanta Energy Corporation  Town of Plainville                Guaranty, dated as of August 1, 1985, under
                                    Municipal Center                  the Project Agreement and Service Agreement,
                                    1 Central Square                  dated August 1, 1985, by Debtor of obligations
                                    Plainville, CT 06062              of Covanta Bristol, Inc., as amended by the
                                                                      Agreement Respecting Guarantee for the Town of
                                                                      Branford, CT, the Town of Hartland, CT and the
                                                                      Town of Seymour, CT, dated as of October 1,
                                                                      1991, as amended.
------- --------------------------- --------------------------------- ------------------------------------------------
105.    Covanta Energy Corporation  Town of Plainville                Confirmation of Guaranty, dated August 1, 1985.
                                    Municipal Center
                                    1 Central Square
                                    Plainville, CT 06062
------- --------------------------- --------------------------------- ------------------------------------------------
106.    Covanta Energy Corporation  Town of Plymouth                  Guaranty, dated as of August 1, 1985, under
                                    Town Hall                         the Project Agreement and Service Agreement,
                                    19 East Main Street               dated August 1, 1985, by Debtor of obligations
                                    Terryville, CT 06786              of Covanta Bristol, Inc., as amended by the
                                                                      Agreement Respecting Guarantee for the Town of
                                                                      Branford, CT, the Town of Hartland, CT and the
                                                                      Town of Seymour, CT, dated as of October 1,
                                                                      1991, as amended.
------- --------------------------- --------------------------------- ------------------------------------------------
107.    Covanta Energy Corporation  Town of Plainville                Confirmation of Guaranty, dated August 1, 1985.
                                    Municipal Center
                                    1 Central Square
                                    Plainville, CT 06062
------- --------------------------- --------------------------------- ------------------------------------------------
108.    Covanta Energy Corporation  Town of Prospect                  Guaranty, dated as of August 1, 1985, under
                                    36 Center Street                  the Project Agreement and Service Agreement,
                                    Prospect, CT 06712                dated August 1, 1985, by Debtor of obligations
                                    Attention: Mayor                  of Covanta Bristol, Inc., as amended by the
                                                                      Agreement Respecting Guarantee for the Town of
                                                                      Branford, CT, the Town of Hartland, CT and the
                                                                      Town of Seymour, CT, dated as of October 1,
                                                                      1991, as amended.
------- --------------------------- --------------------------------- ------------------------------------------------
109.    Covanta Energy Corporation  Town of Prospect                  Confirmation of Guaranty, dated August 1, 1985.
                                    36 Center Street
                                    Prospect, CT 06712
                                    Attention: Mayor

------- --------------------------- --------------------------------- ------------------------------------------------
110.    Covanta Energy Corporation  Town of Prospect                  Agreement, dated December 17, 1987, Respecting
                                    36 Center Street                  Guarantee for the Town of Wolcott, the Town of
                                    Prospect, CT 06712                Prospect and the Town of Warren.
                                    Attention: Mayor

------- --------------------------- --------------------------------- ------------------------------------------------
111.    Covanta Energy Corporation  Town of Seymour                   Guaranty, dated as of August 1, 1985, under
                                    One First Street                  the Project Agreement and Service Agreement,
                                    Seymour, CT 06483                 dated August 1, 1985, by Debtor of obligations
                                                                      of Covanta Bristol, Inc., as amended by the
                                                                      Agreement Respecting Guarantee for the Town of
                                                                      Branford, CT, the Town of Hartland, CT and the
                                                                      Town of Seymour, CT, dated as of October 1,
                                                                      1991, as amended.
------- --------------------------- --------------------------------- ------------------------------------------------
112.    Covanta Energy Corporation  Town of Seymour                   Confirmation of Guaranty, dated August 1, 1985.
                                    One First Street
                                    Seymour, CT 06483
------- --------------------------- --------------------------------- ------------------------------------------------
113.    Covanta Energy Corporation  Town of Southington               Guaranty, dated as of August 1, 1985, under
                                    Town Hall                         the Project Agreement and Service Agreement,
                                    75 Main Street                    dated August 1, 1985, by Debtor of obligations
                                    Southington, CT 06489             of Covanta Bristol, Inc., as amended by the
                                                                      Agreement Respecting Guarantee for the Town of
                                                                      Branford, CT, the Town of Hartland, CT and the
                                                                      Town of Seymour, CT, dated as of October 1,
                                                                      1991, as amended.
------- --------------------------- --------------------------------- ------------------------------------------------
114.    Covanta Energy Corporation  Town of Southington               Confirmation of Guaranty, dated August 1, 1985.
                                    Town Hall
                                    75 Main Street
                                    Southington, CT 06489
------- --------------------------- --------------------------------- ------------------------------------------------
115.    Covanta Energy Corporation  Town of Warren                    Guaranty, dated as of August 1, 1985, under
                                    c/o David Miles, Esq.             the Project Agreement and Service Agreement,
                                    P.O. Box 25                       dated August 1, 1985, by Debtor of obligations
                                    Warren, CT 06754                  of Covanta Bristol, Inc., as amended by the
                                                                      Agreement Respecting Guarantee for the Town of
                                                                      Branford, CT, the Town of Hartland, CT and the
                                                                      Town of Seymour, CT, dated as of October 1,
                                                                      1991, as amended.
------- --------------------------- --------------------------------- ------------------------------------------------
116.    Covanta Energy Corporation  Town of Warren                    Confirmation of Guaranty, dated August 1, 1985.
                                    c/o David Miles, Esq.
                                    P.O. Box 25
                                    Warren, CT 06754

------- --------------------------- --------------------------------- ------------------------------------------------
117.    Covanta Energy Corporation  Town of Warren                    Agreement, dated December 17, 1987, Respecting
                                    c/o David Miles, Esq.             Guarantee for the Town of Wolcott, the Town of
                                    P.O. Box 25                       Prospect and the Town of Warren.
                                    Warren, CT 06754

------- --------------------------- --------------------------------- ------------------------------------------------
118.    Covanta Energy Corporation  Town of Washington                Guaranty, dated as of August 1, 1985, under
                                    Town Hall Washington Depot        the Project Agreement and Service Agreement,
                                    Washington Depot, CT 06794        dated August 1, 1985, by Debtor of obligations
                                                                      of Covanta Bristol, Inc., as amended by the
                                                                      Agreement Respecting Guarantee for the Town of
                                                                      Branford, CT, the Town of Hartland, CT and the
                                                                      Town of Seymour, CT, dated as of October 1,
                                                                      1991, as amended.
------- --------------------------- --------------------------------- ------------------------------------------------
119.    Covanta Energy Corporation  Town of Washington                Confirmation of Guaranty, dated August 1, 1985.
                                    Town Hall Washington Depot
                                    Washington Depot, CT 06794
------- --------------------------- --------------------------------- ------------------------------------------------
120.    Covanta Energy Corporation  Town of Wolcott                   Guaranty, dated as of August 1, 1985, under
                                    Town Hall                         the Project Agreement and Service Agreement,
                                    10 Kenea Avenue                   dated August 1, 1985, by Debtor of obligations
                                    Wolcott, CT 06716                 of Covanta Bristol, Inc., as amended by the
                                                                      Agreement Respecting Guarantee for the Town of
                                                                      Branford, CT, the Town of Hartland, CT and the
                                                                      Town of Seymour, CT, dated as of October 1,
                                                                      1991, as amended.
------- --------------------------- --------------------------------- ------------------------------------------------
121.    Covanta Energy Corporation  Town of Wolcott                   Confirmation of Guaranty, dated August 1, 1985.
                                    Town Hall
                                    10 Kenea Avenue
                                    Wolcott, CT 06716
------- --------------------------- --------------------------------- ------------------------------------------------
122.    Covanta Energy Corporation  Town of Wolcott                   Agreement, dated December 17, 1987, Respecting
                                    Town Hall                         Guarantee for the Town of Wolcott, the Town of
                                    10 Kenea Avenue                   Prospect and the Town of Warren.
                                    Wolcott, CT 06716
------- --------------------------- --------------------------------- ------------------------------------------------
123.    Covanta Energy Corporation  Transcanada Energy Ltd.           Confidentiality Agreement between Covanta
                                    450-1st Street SW                 Energy Corporation and Transcanada Energy Ltd.
                                    Calgary                           dated August 23, 2001.
                                    Alberta, Canada T2P 5H1

------- --------------------------- --------------------------------- ------------------------------------------------
124.    Covanta Energy Corporation  Union County Utilities Authority  Guaranty Agreement, dated June 1, 1998 from
                                    Routes 1 & 9 North                Covanta Energy Corporation for the benefit of
                                    Rahway, N.J. 07065                Covanta Union, Inc.
------- --------------------------- --------------------------------- ------------------------------------------------
125.    Covanta Energy Corporation  Union County Utilities Authority  Subordinated Rent Guaranty Agreement, dated
                                    Routes 1 & 9 North                June 1, 1998, in connection with the Facility
                                    Rahway, NJ 07085                  Lease Agreement, dated as of June 15, 1998.
------- --------------------------- --------------------------------- ------------------------------------------------
126.    Covanta Energy Corporation  United American Energy Corp.      Confidentiality and Engagement Letter.
                                    50 Tice Boulevard
                                    Woodcliff Lake, NJ 07677
------- --------------------------- --------------------------------- ------------------------------------------------
127.    Covanta Energy Corporation  Wisvest Corporation               Confidentiality Agreement, dated December 14,
                                    NI6 W23217 Stone Ridge Drive      2001.
                                    Suite 100
                                    Waukesha, WI 53188
------- --------------------------- --------------------------------- ------------------------------------------------
128.    Covanta Energy Group, Inc.  ACR                               Lucent Brick LSMS Support Agreement.
                                    185-1 Industrial Pkwy S.
                                    Branchburg, NJ 08876

------- --------------------------- --------------------------------- ------------------------------------------------
129.    Covanta Energy Group, Inc.  ACR                               Netscreen Support; Hardware and Technical
                                    185-1 Industrial Pkwy.            Support (Fairfield, NJ) Agreement No. 23096.
                                    Branchburg, NJ 08876

------- --------------------------- --------------------------------- ------------------------------------------------
130.    Covanta Energy Group, Inc.  ACR                               Netscreen Support; Hardware and Technical
                                    185-1 Industrial Pkwy.            Support (remote locations) Agreement No. 23798.
                                    Branchburg, NJ 08876

------- --------------------------- --------------------------------- ------------------------------------------------
131.    Covanta Energy Group, Inc.  Adobe Systems Incorporated        Bi-Annual Support Agreement, dated July 2003,
                                    345 Park Avenue                   for PDF Creator for 29 people.
                                    San Jose, CA 95110-2704

------- --------------------------- --------------------------------- ------------------------------------------------
132.    Covanta Energy Group, Inc.  Allan Industries, Inc.            Contract Services Agreement, Janitorial
                                    270 Roackaway                     Services.
                                    Rockaway, NJ 07866

------- --------------------------- --------------------------------- ------------------------------------------------
133.    Covanta Energy Group, Inc.  American Ash Recycling Corp.      Nondisclosure Agreement, dated October 30,
                                    6622 Southport Drive S.           1997.
                                    Suite 310
                                    Jacksonville, FL 32216

------- --------------------------- --------------------------------- ------------------------------------------------
134.    Covanta Energy Group, Inc.  Archives Systems, Inc.            Records Storage Services Contract.
                                    25 Commerce Road
                                    Fairfield, NJ 07004

------- --------------------------- --------------------------------- ------------------------------------------------
135.    Covanta Energy Group, Inc.  AT&T Wireless Services            Cellular Phone Volume Discount Agreement.
                                    P.O. Box 97061
                                    Redmond, WA 98073

------- --------------------------- --------------------------------- ------------------------------------------------
136.    Covanta Energy Group, Inc.  AT&T                              Frame/Relay (GA # NCS2295) and Internet
                                    25 Corporate Drive                Services Agreement.
                                    Room 32B15
                                    Bridgewater, NJ 08807

------- --------------------------- --------------------------------- ------------------------------------------------
137.    Covanta Energy Group, Inc.  Barlow Projects, Inc.             Confidentiality Agreement, dated February 5,
                                    2000 Vermont Drive                2002.
                                    Suite 200
                                    Fort Collins, CO 80525

------- --------------------------- --------------------------------- ------------------------------------------------
138.    Covanta Energy Group, Inc.  Barlow Projects, Inc.             Confidentiality Agreement, dated August 28,
                                    2000 Vermont Drive                2001.
                                    Suite 200
                                    Fort Collins, CO 80525

------- --------------------------- --------------------------------- ------------------------------------------------
139.    Covanta Energy Group, Inc.  Cable Express                     Cisco Smartnet Hardware Support Contract.
                                    5404 South Bay Road
                                    Syracuse, NY 13221

------- --------------------------- --------------------------------- ------------------------------------------------
140.    Covanta Energy Group, Inc.  Carrier Commercial Service        Service on HVAC Equipment.
                                    1095 Cranbury-So. River Rd #23
                                    Jamesburg, NJ 08831

------- --------------------------- --------------------------------- ------------------------------------------------
141.    Covanta Energy Group, Inc.  Cingular Wireless                 Handheld Wireless Monthly Service Contract.
                                    10 Woodbridge Center Drive
                                    Woodbridge, NJ 07095

------- --------------------------- --------------------------------- ------------------------------------------------
142.    Covanta Energy Group, Inc.  Citibank, N.A.                    Reserves Guarantee Agreement, dated June 15,
                                    111 Wall Street, 5th Floor        2001.
                                    Zone 2
                                    New York, NY 10005

------- --------------------------- --------------------------------- ------------------------------------------------
143.    Covanta Energy Group, Inc.  Citrix                            Preferred Support Services Agreement.
                                    6400 NW 6th Way
                                    Fort Lauderdale, FL 33322

------- --------------------------- --------------------------------- ------------------------------------------------
144.    Covanta Energy Group, Inc.  Connected                         Computer Asset Management Agreement.
                                    100 Pennsylvania Ave.
                                    Framingham, MA 01701

------- --------------------------- --------------------------------- ------------------------------------------------
145.    Covanta Energy Group, Inc.  Connecticut Resources Recovery    Guarantee, dated December 22, 2000, from
                                    100 Constitution Plaza            Covanta Energy Group, Inc. to the Connecticut
                                    17th Floor                        Resources Recovery Authority.
                                    Hartford, CT 06103

------- --------------------------- --------------------------------- ------------------------------------------------
146.    Covanta Energy Group, Inc.  Control Environmental Services    Landscaping Service Contract (Customer No.
                                    737 Now Durham Road               10077).
                                    Edison, NJ 08817

------- --------------------------- --------------------------------- ------------------------------------------------
147.    Covanta Energy Group, Inc.  Doble Engineering Company         Service and Equipment Agreement, dated
                                    85 Walnut St.                     September 30, 1997, as amended.
                                    Watertown, MA 02172

------- --------------------------- --------------------------------- ------------------------------------------------
148.    Covanta Energy Group, Inc.  eEye Digital                      Retina Enterprise Intrusion Testing Contract.
                                    One Columbia, Ste. 100
                                    Aliso Viejo, CA 92656

------- --------------------------- --------------------------------- ------------------------------------------------
149.    Covanta Energy Group, Inc.  Elron Software                    Message Inspector Annual Maintenance Contract.
                                    7 New England Exec. Park
                                    Burlington, MA 01803

------- --------------------------- --------------------------------- ------------------------------------------------
150.    Covanta Energy Group, Inc.  Energy Answers Corp.              Confidentiality Agreement, dated December 1,
                                    79 N. Pearl St.                   2000.
                                    Albany, NY 12207

------- --------------------------- --------------------------------- ------------------------------------------------
151.    Covanta Energy Group, Inc.  Ethical Equations, Inc.           Consulting Agreement, dated May 19, 2000.
                                    Attn:  John Porcelli, Pres.
                                    Cassville Station, P.O. Box 88
                                    Jackson, NJ 08527

------- --------------------------- --------------------------------- ------------------------------------------------
152.    Covanta Energy Group, Inc.  Exxon Mobil Rsch & Dev. Co.       Settlement Agreement re:  Thermal DeNOx
                                    Attn:  Legal Department           Process License and Engineering Agreements.
                                    1545 Route 22 East
                                    Annandale, NJ 08801

------- --------------------------- --------------------------------- ------------------------------------------------
153.    Covanta Energy Group, Inc.  Front Range/HEAT                  Annual Maintenance and Support Contract for
                                    Dept. 1027                        HEAT System.
                                    Denver, CO 80263

------- --------------------------- --------------------------------- ------------------------------------------------
154.    Covanta Energy Group, Inc.  IBM                               RISC 6000 Software Maintenance Contract.
                                    4800 Falls of the Beuse Road
                                    Raleigh, NC 27609

------- --------------------------- --------------------------------- ------------------------------------------------
155.    Covanta Energy Group, Inc.  IBM                               RISC 6000 Hardware Maintenance Contract.
                                    4800 Falls of the Beuse Road
                                    Raleigh, NC 27609

------- --------------------------- --------------------------------- ------------------------------------------------
156.    Covanta Energy Group, Inc.  Ind. Development Bank of India    Undertaking to Maintain Controlling Interest,
                                    IDBI Tower, WTC Complex           dated January 5, 2001, related to the
                                    Cuffe Parade                      Samalpatti, India project.
                                    Mumbai 400 005 India
------- --------------------------- --------------------------------- ------------------------------------------------
157.    Covanta Energy Group, Inc.  Ind. Development Bank of India    Undertaking to Maintain Controlling Interest
                                    IDBI Tower, WTC Complex           in Ogden Energy India (Samalpatti) Limited,
                                    Cuffe Parade                      dated December16, 1999.
                                    Mumbai 400 005 India

------- --------------------------- --------------------------------- ------------------------------------------------
158.    Covanta Energy Group, Inc.  Ind. Development Bank of India    Undertaking for Overrun/Shortfall, dated
                                    IDBI Tower, WTC Complex           December 16, 1999.
                                    Cuffe Parade
                                    Mumbai 400 005 India

------- --------------------------- --------------------------------- ------------------------------------------------
159.    Covanta Energy Group, Inc.  Ind. Development Bank of India    Undertaking for Overrun/Shortfall, dated
                                    IDBI Tower, WTC Complex           January 5, 2001.
                                    Cuffe Parade
                                    Mumbai 400 005 India

------- --------------------------- --------------------------------- ------------------------------------------------
160.    Covanta Energy Group, Inc.  Ind. Development Bank of India    O&M Guarantee, dated December 16, 1999, by
                                    IDBI Tower, WTC Complex           Covanta Energy Group, Inc. for the benefit of
                                    Cuffe Parade                      Samalpatti Power Company Private Limited.
                                    Mumbai 400 005 India

                                    Samalpatti Power Company
                                    Third Cross Road, 1st Floor
                                    Raja Annamalaipuram
                                    Chennai 600 028
                                    India

------- --------------------------- --------------------------------- ------------------------------------------------
161.    Covanta Energy Group, Inc.  Ind. Fin. Corp. of India, Ltd     Undertaking to Maintain Controlling Interest
                                    142, Mahatma Ghandi Road          in Ogden Energy India (Samalpatti) Limited,
                                    Post Box 3318                     dated December16, 1999.
                                    Chennai 600 034 India

------- --------------------------- --------------------------------- ------------------------------------------------
162.    Covanta Energy Group, Inc.  Ind. Fin. Corp. of India, Ltd     Undertaking for Overrun/Shortfall, dated
                                    142, Mahatma Ghandi Road          December 16, 1999.
                                    Post Box 3318
                                    Chennai 600 034 India

------- --------------------------- --------------------------------- ------------------------------------------------
163.    Covanta Energy Group, Inc.  Ind. Fin. Corp. of India, Ltd     Undertaking for Overrun/Shortfall, dated
                                    142, Mahatma Ghandi Road          January 5, 2001.
                                    Post Box 3318
                                    Chennai 600 034 India

------- --------------------------- --------------------------------- ------------------------------------------------
164.    Covanta Energy Group, Inc.  Infrastructure Development Fin    Undertaking to Maintain Controlling Interest
                                    2nd Fl., Ramon House              in Ogden Energy India (Samalpatti) Limited,
                                    169, Backbay Reclamation          dated January 5, 2001.
                                    Mumbai 400 020 India

------- --------------------------- --------------------------------- ------------------------------------------------
165.    Covanta Energy Group, Inc.  Infrastructure Development Fin    Undertaking for Overrun/Shortfall, dated
                                    2nd Fl., Ramon House              December 16, 1999.
                                    169, Backbay Reclamation
                                    Mumbai 400 020 India

------- --------------------------- --------------------------------- ------------------------------------------------
166.    Covanta Energy Group, Inc.  Infrastructure Development Fin    O&M Guarantee, dated December 16, 1999, by
                                    2nd Fl., Ramon House              Covanta Energy Group. Inc. for the benefit of
                                    169, Backbay Reclamation          Samalpatti Power Company Private Limited.
                                    Mumbai 400 020 India

                                    Samalpatti Power Company
                                    Third Cross Road, 1st Floor
                                    Raja Annamalaipuram
                                    Chennai 600 028
                                    India

------- --------------------------- --------------------------------- ------------------------------------------------
167.    Covanta Energy Group, Inc.  Infrastructure Development Fin    Undertaking for Overrun/Shortfall, dated
                                    2nd Fl., Ramon House              January 5, 2001.
                                    169, Backbay Reclamation
                                    Mumbai 400 020 India

------- --------------------------- --------------------------------- ------------------------------------------------
168.    Covanta Energy Group, Inc.  iPass Inc.                        Dial-up Internet Access Service Agreement,
                                    Mark Cooper                       signed May 2003.
                                    30 Greenvale Rd.
                                    Cherry Hill, NJ 08034

------- --------------------------- --------------------------------- ------------------------------------------------
169.    Covanta Energy Group, Inc.  John Hancock Life Insurance Co.   Confidentiality and Nondisclosure Agreement,
                                    200 Claredon Street               dated December 11, 2001.
                                    T-57-09
                                    Boston, MA 02117

------- --------------------------- --------------------------------- ------------------------------------------------
170.    Covanta Energy Group, Inc.  Liebert Global Services           Computer Center LIPS Maintenance Contract.
                                    610 Executive Campus Drive
                                    Westerville, OH 43082

------- --------------------------- --------------------------------- ------------------------------------------------
171.    Covanta Energy Group, Inc.  Lucent                            Yearly Remote Network to ASIA, dated August
                                    Mark McKenna                      2002.
                                    100 Eagle Rock Ave.
                                    East Hanover, NJ 07936

------- --------------------------- --------------------------------- ------------------------------------------------
172.    Covanta Energy Group, Inc.  Maintech Sun Service              Sun Service/Maintenance on Hardware and
                                    39 Paterson Ave.                  Software Agreement.
                                    Wallington. NJ 07057-1160

------- --------------------------- --------------------------------- ------------------------------------------------
173.    Covanta Energy Group, Inc.  Mckeon-Grano Associates           Temporary Engineering Support.
                                    Elmwood Park Plaza
                                    475 Market Street
                                    Elmwood Park, NJ 07407

------- --------------------------- --------------------------------- ------------------------------------------------
174.    Covanta Energy Group, Inc.  Mettler Toledo                    Scalehouse Software Support Agreement.
                                    912 Langdon Court
                                    Annapolis, MD 21403

------- --------------------------- --------------------------------- ------------------------------------------------
175.    Covanta Energy Group, Inc.  Micro Focus Corporate Offices     PSoft Cobol Compiler Annual Contract, dated
                                    9420 Key West Avenue              November 2002.
                                    Rockville, MD 20850

------- --------------------------- --------------------------------- ------------------------------------------------
176.    Covanta Energy Group, Inc.  Microsoft SA                      Desktop and Network Software Agreement, signed
                                    Denise Bevard                     June 2002.
                                    6100 Neil Rd., Ste. 210
                                    Reno, NV 89511-1137

------- --------------------------- --------------------------------- ------------------------------------------------
177.    Covanta Energy Group, Inc.  Morgan Stanley & Co., Inc.        Confidentiality Agreement, dated December 7,
                                    Attn.: Peter J. Marquis           1999.
                                    1585 Broadway
                                    New York, NY  10036
------- --------------------------- --------------------------------- ------------------------------------------------
178.    Covanta Energy Group, Inc.  MRO Software                      Maximo Maintenance Management Software and
                                    600 Worcester St.                 Support Agreement.
                                    Natick, MA 01760-2072

------- --------------------------- --------------------------------- ------------------------------------------------
179.    Covanta Energy Group, Inc.  Ncoteris Headquarters             Yearly Support for Remote Access, dated May
                                    940 Stewart Drive                 2003.
                                    Sunnyvale, CA 94085

------- --------------------------- --------------------------------- ------------------------------------------------
180.    Covanta Energy Group, Inc.  NEPC Consortium Power, Ltd.       Guarantee, dated as of April 2, 1999, by
                                    11th Fl. 1/8 A Rokega Sharani     Covanta Energy Group, Inc. with respect to
                                    Sher-E-Bangla Nagar Dhaka 1207    obligations of Ogden Bangladesh Operating,
                                    Bangladesh                        Inc. under the Plant Operation and Maintenance
                                                                      Agreement, dated April 2, 1999, as amended.
                                    Citibank N.A.
                                    Attn: Global Agency & Trust
                                    Services
                                    111 Wall Street, 5th Floor
                                    Zone 2
                                    New York, N.Y. 10005

                                    El Paso Energy Company
                                    Attn: General Counsel
                                    1001 Louisianna Street
                                    Houston, TX 77002

                                    Overseas Private Investment
                                    Attn: President, Finance
                                    1100 New York Ave., N.W.
                                    Washington, D.C. 20527

                                    Pillsbury Winthrop
                                    Attn: Barton D. Ford, Esq.
                                    One Battery Park Plaza
                                    New York, N.Y. 10004-1409

------- --------------------------- --------------------------------- ------------------------------------------------
181.    Covanta Energy Group, Inc.  NEPC Consortium Power, Ltd.       Reserves Guarantee Agreement, dated June 15,
                                    11th Fl. 1/8 A Rokega Sharani     2001.
                                    Sher-E-Bangla Nagar Dhaka 1207
                                    Bangladesh

                                    Citibank N.A.
                                    Attn: Global Agency & Trust
                                    Services
                                    111 Wall Street, 5th Floor
                                    Zone 2
                                    New York, N.Y. 10005

                                    El Paso Energy Company
                                    Attn: General Counsel
                                    1001 Louisianna Street
                                    Houston, TX 77002

                                    Overseas Private Investment
                                    Attn: President, Finance
                                    1100 New York Ave., N.W.
                                    Washington, D.C. 20527

                                    Pillsbury Winthrop
                                    Attn: Barton D. Ford, Esq.
                                    One Battery Park Plaza
                                    New York, N.Y. 10004-1409

------- --------------------------- --------------------------------- ------------------------------------------------
182.    Covanta Energy Group, Inc.  Nextel                            Monthly Phone Service Contract.
                                    Paul Gamel
                                    3 E. 54th St.
                                    New York, NY 10022

------- --------------------------- --------------------------------- ------------------------------------------------
183.    Covanta Energy Group, Inc.  Nortel                            Hardware Maintenance Agreement.
                                    8200 Dixie Road, Ste. 100
                                    Brampton, Ontario L6T 5P6
                                    Canada

------- --------------------------- --------------------------------- ------------------------------------------------
184.    Covanta Energy Group, Inc.  NSI-Doubletake                    Backup Software Maintenance and Support
                                    Yvonne Parkins                    Agreement, dated July 2003.
                                    2 Hudon Pl., 4th Floor
                                    Hoboken, NJ 07030

------- --------------------------- --------------------------------- ------------------------------------------------
185.    Covanta Energy Group, Inc.  Omtool                            NT Fax Sr. Server Agreement.
                                    8 Industrial Way
                                    Salem, NH 03079

------- --------------------------- --------------------------------- ------------------------------------------------
186.    Covanta Energy Group, Inc.  Overseas Private Investment       Project Completion Agreement dated as of
                                    Corporation                       December 8, 1999, among NEPC Consortium Power
                                    1100 New York Avenue, NW          Ltd., El Paso Energy International Company,
                                    Washington, D.C. 20527            Ogden Energy Group, Inc., Wartsila NSD North
                                    Attn: V.P. Finance                America Inc. and Overseas Private Investment
                                                                      Corporation.

------- --------------------------- --------------------------------- ------------------------------------------------
187.    Covanta Energy Group, Inc.  Overseas Private Investment       Reserves Guarantee Agreement, dated June 15,
                                    Corporation                       2001.
                                    1100 New York Avenue, NW
                                    Washington, D.C. 20527
                                    Attn: V.P. Finance

------- --------------------------- --------------------------------- ------------------------------------------------
188.    Covanta Energy Group, Inc.  Palm Inc.                         Monthly Remote Access for Palm Users.
                                    Mail Stop 12116
                                    5470 Great American Parkway
                                    Santa Clara, CA 95052-8145

------- --------------------------- --------------------------------- ------------------------------------------------
189.    Covanta Energy Group, Inc.  Panurgy                           Net Reality - FDD WAN Network Monitoring
                                    100 Ford Road                     System Agreement.
                                    Denville, NJ 07834

------- --------------------------- --------------------------------- ------------------------------------------------
190.    Covanta Energy Group, Inc.  People Soft                       Annual Software Maintenance and Support
                                    2600 Campus Drive                 Agreement.
                                    San Mateo, CA 94403

------- --------------------------- --------------------------------- ------------------------------------------------
191.    Covanta Energy Group, Inc.  People Soft                       Extended Enterprise License Agreement,
                                    2600 Campus Drive                 covering June 30, 2001 to June 30, 2002.
                                    San Mateo, CA 94403

------- --------------------------- --------------------------------- ------------------------------------------------
192.    Covanta Energy Group, Inc.  PG&E National Energy Group        Guarantee, dated September1, 1998, by Covanta
                                    Attn:  Legal Department           Energy Group, Inc. with respect to the Power
                                    7600 Wisconsin Avenue             Purchase Agreement (Covanta Haverhill, Inc.)
                                    Bethesda, MD 20814

------- --------------------------- --------------------------------- ------------------------------------------------
193.    Covanta Energy Group, Inc.  Prima S.r.l.                      Service and Maintenance Guarantee, dated
                                    via Ge Falck, 63                  February 9, 2001.
                                    20099 Sesto San Giovanni (MI)
                                    Italy
------- --------------------------- --------------------------------- ------------------------------------------------
194.    Covanta Energy Group, Inc.  Prima S.r.l.                      Base Equity Contribution Agreement, dated
                                    via GE Falck, 63                  February 9, 2001.
                                    20099 Sesto San Giovanni (MI)
                                    Italy

------- --------------------------- --------------------------------- ------------------------------------------------
195.    Covanta Energy Group, Inc.  Prima S.r.l.                      Standby Equity Contribution Agreement, dated
                                    via GE Falck, 63                  February 8, 2001.
                                    20099 Sesto San Giovanni (Ml)
                                    Italy

------- --------------------------- --------------------------------- ------------------------------------------------
196.    Covanta Energy Group, Inc.  Primavera Software                Expedition and Project Planner Software for
                                    3 Bala Plaza                      Project Management.
                                    Bala Cynwyd, PA 19004

------- --------------------------- --------------------------------- ------------------------------------------------
197.    Covanta Energy Group, Inc.  R.H. Company, L.P.                Lease Agreement for Warehouse Space at 24J
                                    c/o West Essex Management         Commerce Road, Fairfield, NJ.
                                    333 Route 46 West
                                    Fairfield, NJ 07004

------- --------------------------- --------------------------------- ------------------------------------------------
198.    Covanta Energy Group, Inc.  Roxio                             CD-Burning Agreement, dated April 2002.
                                    455 El Camnio Real
                                    Santa Clara, CA 95050

------- --------------------------- --------------------------------- ------------------------------------------------
199.    Covanta Energy Group, Inc.  SONDEL Energia Pulita             Confidentiality Agreement, dated November 14,
                                    Viale ltalia, 592                 2000.
                                    20099 Sesto San Giovanni (MI)
                                    Italy

------- --------------------------- --------------------------------- ------------------------------------------------
200.    Covanta Energy Group, Inc.  SpectaGuard Acquisition LLC       Security Officer Service Contract.
                                    1275 Valley Brook Avenue
                                    Lyndhurst, NJ 07071

------- --------------------------- --------------------------------- ------------------------------------------------
201.    Covanta Energy Group, Inc.  Sprint (United Tel. Co. of NJ)    Service Contract-Phone System Centurium
                                    97 Spencer Lane                   Service Agmt. Maintenance Contract
                                    Annandale, NJ 08801               #M03AXC05L7KYH.

------- --------------------------- --------------------------------- ------------------------------------------------
202.    Covanta Energy Group, Inc.  State Bank of Hyderabad           Undertaking to Maintain Controlling Interest
                                    Attn:  Chief Mgr (Credit)         in Ogden Energy India (Samalpatti)-Limited,
                                    Head Office, Gunfoundry           dated December 16, 1999.
                                    Hyderabad 500 001 India

------- --------------------------- --------------------------------- ------------------------------------------------
203.    Covanta Energy Group, Inc.  State Bank of Hyderabad           Undertaking for Overrun/Shortfall, dated
                                    Attn:  Chief Mgr (Credit)         December 16, 1999.
                                    Head Office, Gunfoundry
                                    Hyderabad 500 001 India

------- --------------------------- --------------------------------- ------------------------------------------------
204.    Covanta Energy Group, Inc.  State Bank of Hyderabad           Undertaking for Overrun/Shortfall, dated
                                    Attn:  Chief Mgr (Credit)         January 5, 2001.
                                    Head Office, Gunfoundry
                                    Hyderabad 500 001 India

------- --------------------------- --------------------------------- ------------------------------------------------
205.    Covanta Energy Group, Inc.  State Bank of India               Undertaking to Maintain Controlling interest
                                    Express Towers, 20th Fl.          in Ogden Energy India (Samalpatti) Limited,
                                    Nariman Point                     dated December 16, 1999.
                                    Mumbai 400 Q21 India

------- --------------------------- --------------------------------- ------------------------------------------------
206.    Covanta Energy Group, Inc.  State Bank of India               Undertaking for Overrun/Shortfall, dated
                                    Express Towers, 20th Fl.          December 16, 1999.
                                    Nariman Point
                                    Mumbai 400 Q21 India

------- --------------------------- --------------------------------- ------------------------------------------------
207.    Covanta Energy Group, Inc.  State Bank of India               Undertaking for Overrun/Shortfall, dated
                                    Express Towers, 20th Fl.          January 5, 2001.
                                    Nariman Point
                                    Mumbai 400 Q21 India

------- --------------------------- --------------------------------- ------------------------------------------------
208.    Covanta Energy Group, Inc.  State Street Bank and Trust Co.   Data Access Services Agreement, dated March 8,
                                    225 Franklin St.                  2000.
                                    Boston, MA 02110

------- --------------------------- --------------------------------- ------------------------------------------------
209.    Covanta Energy Group, Inc.  Symantec                          Firewall, Webnot and VPN Protection Agreement.
                                    2400 Research Blvd.
                                    Rockville, MD 20850

------- --------------------------- --------------------------------- ------------------------------------------------
210.    Covanta Energy Group, Inc.  Symantec                          Norton Antivirus/Ghost Agreement.
                                    2400 Research Blvd.
                                    Rockville, MD 20850

------- --------------------------- --------------------------------- ------------------------------------------------
211.    Covanta Energy Group, Inc.  The Vysya Bank, Ltd.              Undertaking to Maintain Controlling Interest
                                    210 Mittal Tower A Wing           In Ogden Energy India (Samalpatti) Limited,
                                    Nariman Pt., Mumbai 400 021       dated December 16, 1999.
                                    India

------- --------------------------- --------------------------------- ------------------------------------------------
212.    Covanta Energy Group, Inc.  The Vysya Bank, Ltd.              Undertaking for Overrun/Shortfall, dated
                                    210 Mittal Tower A Wing           December 16, 1999.
                                    Nariman Point, Mumbai 400 021
                                    India

------- --------------------------- --------------------------------- ------------------------------------------------
213.    Covanta Energy Group, Inc.  Track-IT/Intuit, Inc.             P.C. Inventory Agreement, dated August 2002.
                                    2202 North West Shore Blvd.
                                    Ste. 650
                                    Tampa, FL 33607

------- --------------------------- --------------------------------- ------------------------------------------------
214.    Covanta Energy Group, Inc.  Travel Forum, Inc.                Travel Services Agreement, as amended by
                                    590 Union Blvd.                   letter dated April 4, 2002.
                                    Totowa, NJ 07512


------- --------------------------- --------------------------------- ------------------------------------------------
215.    Covanta Energy Group, Inc.  United Infrastructure Co., LLC    Letter Agreement, dated October 16, 2001.
                                    P.O. Box 193965
                                    San Francisco, CA 94119-3965

------- --------------------------- --------------------------------- ------------------------------------------------
216.    Covanta Energy Group, Inc.  United Parcel Service             UPS Contract Carrier Agreement P640005349.
                                    799 Jefferson Road
                                    Parsippany, NJ 07054

------- --------------------------- --------------------------------- ------------------------------------------------
217.    Covanta Energy Group, Inc.  Veritas                           Back-up Software Contract.
                                    400 International Pkwy.
                                    Heathrow, FL 32746-5037

------- --------------------------- --------------------------------- ------------------------------------------------
218.    Covanta Energy Group, Inc.  Vijaya Bank                       Undertaking to Maintain Controlling Interest
                                    EMCA House                        in Ogden Energy India (Samalpatti) Limited,
                                    289 Shahid Bhagat Singh Rd.       dated December 16, 1999.
                                    Fon, Mumbai 400 001, India

------- --------------------------- --------------------------------- ------------------------------------------------
219.    Covanta Energy Group, Inc.  Vijaya Bank                       Undertaking for Overrun/Shortfall, dated
                                    EMCA House                        December 16, 1999.
                                    289 Shahid Bhagat Singh Rd.
                                    Fon, Mumbai 400 001, India

------- --------------------------- --------------------------------- ------------------------------------------------
220.    Covanta Energy Group, Inc.  Webtrends                         Yearly Maintenance Agreement, dated June 2003.
                                    NetIQ Corporation
                                    3553 N. First St.
                                    San Jose, CA 95134

------- --------------------------- --------------------------------- ------------------------------------------------
221.    Covanta Energy Group, Inc.  Wireless Knowledge                Server Software for Handheld Email Access
                                    5012 Waterridge Vista Dr.         Contract.
                                    San Diego, CA 92121

------- --------------------------- --------------------------------- ------------------------------------------------
222.    Covanta Energy Group, Inc.  Xerox Corporation                 Lease Agreement for Engineering 8830 Copier.
                                    300 Tice Boulevard
                                    Woodcliff Lake, NJ 07675

------- --------------------------- --------------------------------- ------------------------------------------------
223.    Covanta Energy Group, Inc.  Xerox Corporation                 Lease Agreement for DC555SHC
                                    201 Littleton Road                (Serial Number FWT012380)
                                    Morris Plains, NJ 07950

------- --------------------------- --------------------------------- ------------------------------------------------
224.    Covanta Energy Group, Inc.  Xerox Corporation                 Lease Agreement for DC555SHC
                                    201 Littleton Road                (Serial Number FWT012954)
                                    Morris Plains, NJ 07950

------- --------------------------- --------------------------------- ------------------------------------------------
225.    Covanta Energy Group, Inc.  Xerox Corporation                 Lease Agreement for DC555SHC
                                    201 Littleton Road                (Serial Number FWT015044)
                                    Morris Plains, NJ 07950

------- --------------------------- --------------------------------- ------------------------------------------------
226.    Covanta Energy Group, Inc.  Xerox Corporation                 Lease Agreement for DC555SHC
                                    201 Littleton Road                (Serial Number FWT016251)
                                    Morris Plains, NJ 07950

------- --------------------------- --------------------------------- ------------------------------------------------
227.    Covanta Power               Chase Manhattan Bank              Pledge Agreement, dated as of December 10,
        International Holdings,     450 West 33rd Street              1996,  related to the pledge of shares of OPI
        Inc.                        15th Floor                        Quezon, Inc.
                                    New York, NY 10001-2697

------- --------------------------- --------------------------------- ------------------------------------------------
228.    Covanta Power               Alliant Energy Intl, Inc.        Confidentiality Agreement, dated January 9,
        International Holdings,     Town Center, Ste. 210             2002.
        Inc.                        201 Third Avenue SE
                                    Cedar Rapids, IA 52401
------- --------------------------- --------------------------------- ------------------------------------------------
229.    Covanta Power               CLC Ingenieros Asoc. Cia Ltd      Shareholders Agreement (P.H. Don Pedro S.A.),
        International Holdings,     c/o Energia Global de CR          dated May 31, 1995.2
        Inc.                        Apartado 1957-1000
                                    San Jose, Costa Rica
------- --------------------------- --------------------------------- ------------------------------------------------
230.    Covanta Power               CLC Ingenieros Asoc. Cia Ltd      Shareholders Agreement (P.H. Rio Volcan
        International Holdings,     c/o Energia Global de CR          S.A.).5
        Inc.                        Apartado 1957-1000
                                    San Jose, Costa Rica
------- --------------------------- --------------------------------- ------------------------------------------------
231.    Covanta Power               EIF Costa Rica, L.L.C.            Shareholders Agreement (P.H. Don Pedro S.A.),
        International Holdings,     200 Berkeley, 20th FI.            dated May 31, 1995. 5
        Inc.                        Boston, MA 02116

------- --------------------------- --------------------------------- ------------------------------------------------
232.    Covanta Power               EIF Costa Rica, LLC.              Shareholders Agreement (P.H. Rio Volcan
        International Holdings,     200 Berkeley Street, 20th Fl.     S.A.). 5
        Inc.                        Boston, MA 02116

------- --------------------------- --------------------------------- ------------------------------------------------
233.    Covanta Power               Energia Global de Costa Rica      Shareholders Agreement (P.H. Rio Volcan
        International Holdings,     Apartado 1957-1000                S.A.). 5
        Inc.                        San Jose, Costa Rica

------- --------------------------- --------------------------------- ------------------------------------------------
234.    Covanta Power               Energia Global de Costa Rica      Shareholders Agreement (P.H. Don Pedro S.A.),
        International Holdings,     Apartado 1957-1000                dated May 31, 1995. 5
        Inc.                        San Jose, Costs Rica

------- --------------------------- --------------------------------- ------------------------------------------------
235.    Covanta Power               Energia Global, Inc.              Shareholders Agreement (P.H. Rio Volcan
        International Holdings,     101 Edgewater Drive               S.A.). 5
        Inc.                        Wakefield, MA 01680

------- --------------------------- --------------------------------- ------------------------------------------------
236.    Covanta Power               Energia Global, Inc.              Shareholders Agreement (P.H. Don Pedro S.A.),
        International Holdings,     101 Edgewater Drive               dated May 31, 1995. 5
        Inc.                        Wakefield, MA 01880

------- --------------------------- --------------------------------- ------------------------------------------------
237.    Covanta Power               General Electric Capital Corp.    Shareholders Agreement (RH. Rio Volcan S.A.).
        International Holdings,     120 Long Ridge Road               5
        Inc.                        Stamford, CT 06927

------- --------------------------- --------------------------------- ------------------------------------------------
238.    Covanta Power               General Electric Capital Corp.    Pledge Agreement (P.H. Rio Volcan S.A.). 5
        International Holdings,     120 Long Ridge Road
        Inc.                        Stamford, CT 06927

------- --------------------------- --------------------------------- ------------------------------------------------
239.    Covanta Power               General Electric Capital Corp.    Pledge Agreement (P.H. Don Pedro S.A.), dated
        International Holdings,     120 Long Ridge Road               May 31,1995. 5
        Inc.                        Stamford, CT 06927

------- --------------------------- --------------------------------- ------------------------------------------------
240.    Covanta Power               General Electric Capital Corp.    Shareholders Agreement (P.H. Don Pedro S.A.),
        International Holdings,     120 Long Ridge Road               dated May 31, 1995. 5
        Inc.                        Stamford, CT 06927

------- --------------------------- --------------------------------- ------------------------------------------------
241.    Covanta Projects Inc.       City and County of Honolulu       Consent and Release Agreement, dated as of
                                    530 South King Street             December 21, 1992, among the City and County
                                    Honolulu, HI 96813                of Honolulu, Combustion Engineering, Inc., and
                                                                      Covanta Projects, Inc.

------- --------------------------- --------------------------------- ------------------------------------------------
242.    Covanta Projects, Inc.      ABB, Inc/Combustion Engineering   Assignment and Assumption Agreement, dated
                                    501 Merritt 7                     December 21, 1992, between Combustion
                                    P.O. Box 5308                     Engineering, Inc. and Covanta Projects, Inc.
                                    Norwalk, CT 06851

------- --------------------------- --------------------------------- ------------------------------------------------
243.    Covanta Projects, Inc.      ABB, Inc/Combustion Engineering   Consent Guarantee and Release Agreement, dated
                                    501 Merritt 7                     December 17, 1992, among Connecticut Resources
                                    P.O. Box 5308                     Recovery Authority, Combustion Engineering.
                                    Norwalk, CT 06851                 Inc, and Covanta Projects, Inc.


------- --------------------------- --------------------------------- ------------------------------------------------
244.    Covanta Projects, Inc.      Aircraft Services Corporation     Consent and Release Agreement, dated as of
                                    120 Long Ridge Road               December 31, 1992, among Aircraft Services
                                    Stamford, CT 06927                Corporation, Resource Recovery Business Trust
                                                                      1991-B, Combustion Engineering, Inc., and
                                                                      Covanta Projects, Inc.

------- --------------------------- --------------------------------- ------------------------------------------------
245.    Covanta Projects, Inc.      Aircraft Services Corporation     Agreement, dated January 8, 1993, among
                                    120 Long Ridge Road               Aircraft Services Corporation, Resource
                                    Stamford, CT 06927                Recovery Business Trust 1991-B, Covanta
                                                                      Projects, Inc, Covanta Energy Corporation, and
                                                                      Michigan Waste Energy, Inc.

------- --------------------------- --------------------------------- ------------------------------------------------
246.    Covanta Projects, Inc.      Alstom Power Inc.                 Confidentiality Agreement, dated October 31,
                                    Turbine Generator Division        2001.
                                    2800 Waterford Lakes Drive
                                    Midlothian, VA 23122

------- --------------------------- --------------------------------- ------------------------------------------------
247.    Covanta Projects, Inc.      Babcock & Wilcox Company          Agreement between Joy Environmental
                                    20 S. Van Buren Avenue            Technologies, Inc. and Ogden Projects, Inc.,
                                    Barberton, OH, U.S.A 44203-0351   dated April 24, 1995 and May 22, 1995, as
                                                                      assigned to The Babcock & Wilcox Company
                                    Babcock & Wilcox Company          pursuant to an Assignment and Assumption
                                    c/o Loeb & Loeb LLP               Agreement by and among Joy Environmental
                                    345 Park Avenue                   Technologies, Inc., Ogden Projects, Inc. and
                                    New York, NY 10154                The Babcock & Wilcox Company dated December
                                                                      22, 1995.

------- --------------------------- --------------------------------- ------------------------------------------------
248.    Covanta Projects, Inc.      Brazos Asset Management, Inc.     Confidentiality Agreement, dated April 21,
                                    600 E. Las Colinas Blvd, 4th Fl   1994.
                                    LB 178
                                    Irving, TX 75039

------- --------------------------- --------------------------------- ------------------------------------------------
249.    Covanta Projects, Inc.      Chase Manhattan Bank              Acknowledgment and Consent Agreement, dated as
                                    450 West 33rd Street              of December 10, 1996, related to the
                                    15th Floor                        collateral assignment of the Operator
                                    New York, NY 10001-2697           Guarantee.

------- --------------------------- --------------------------------- ------------------------------------------------
250.    Covanta Projects, Inc.      Combustion Engineering, Inc.      Consent and Release Agreement, dated as of
                                    501 Merritt 7                     December 31, 1992, among PMCC, Resource
                                    P.O. Box 5308                     Recovery Business Trust 1991-A, Combustion
                                    Norwalk, CT 06851                 Engineering, Inc., and Covanta Projects, Inc.

------- --------------------------- --------------------------------- ------------------------------------------------
251.    Covanta Projects, Inc.      Combustion Engineering, Inc.      Consent, Guaranty and Release Agreement, dated
                                    501 Merritt 7                     as of December 17, 1992, among Connecticut
                                    P.O. Box 5308                     Resource Recovery Authority, Combustion
                                    Norwalk, CT 06851                 Engineering, Inc., and Covanta Projects, Inc.

------- --------------------------- --------------------------------- ------------------------------------------------
252.    Covanta Projects, Inc.      Combustion Engineering, Inc.      Consent and Release Agreement, dated as of
                                    501 Merritt 7                     December 21, 1992, among The Detroit Edison
                                    P.O., Box 5308                    Company, Combustion Engineering, Inc., and
                                    Norwalk, CT 06851                 Covanta Projects, Inc.

------- --------------------------- --------------------------------- ------------------------------------------------
253.    Covanta Projects, Inc.      Connecticut Resource Recovery     Consent, Guaranty and Release Agreement, dated
                                    Authority                         as of December 17, 1992, among Connecticut
                                    100 Constitution Plaza            Resource Recovery Authority, Combustion
                                    17th Floor                        Engineering, Inc., and Covanta Projects, Inc.
                                    Hartford, CT 06103

------- --------------------------- --------------------------------- ------------------------------------------------
254.    Covanta Projects, Inc.      Detroit Edison Company            Consent and Release Agreement, dated as of
                                    2000 Second Avenue                December 21, 1992, among The Detroit Edison
                                    Detroit, Ml 48226                 Company, Combustion Engineering, Inc., and
                                                                      Covanta Projects, Inc.

------- --------------------------- --------------------------------- ------------------------------------------------
255.    Covanta Projects, Inc.      Enercon America, Ltd.             Confidentiality Agreement, dated October 31,
                                    540 Tansy Lane                    1996.
                                    Westerville, OH 43081

------- --------------------------- --------------------------------- ------------------------------------------------
256.    Covanta Projects, Inc.      ESI Energy                        Confidentiality Agreement, dated November 11,
                                    1400 Centrepark Blvd.             1993.
                                    Suite 600
                                    West Palm Beach, FL 33401

------- --------------------------- --------------------------------- ------------------------------------------------
257.    Covanta Projects, Inc.      Governmental Utility Svcs Corp.   Guarantee, dated June 1, 1998, by Covanta
                                    1825 Third Ave. North             Projects, Inc. for the benefit of the
                                    Bessemer, AL 35020                Governmental Utility Services Corporation of
                                                                      the City of Bessemer, Alabama.
------- --------------------------- --------------------------------- ------------------------------------------------
258.    Covanta Projects, Inc.      Greater Detroit Res. Recovery     Guarantee, dated October 21, 1991, and amended
                                    Attn:  Michael Brinker, Director  July 1, 1996, between Covanta Energy
                                    5700 Russell St                   Corporation and Ogden Projects, Inc., Michigan
                                    Detroit, Ml 48211                 Water-to-Energy, Inc., and the Greater Detroit
                                                                      Resource Recovery Authority.
------- --------------------------- --------------------------------- ------------------------------------------------
259.    Covanta Projects, Inc.      Herb Druckman                     Consulting Agreement.
                                    56F Beacon Hill Road
                                    West Milford, NJ 07460

------- --------------------------- --------------------------------- ------------------------------------------------
260.    Covanta Projects, Inc.      Hoffman Environmental Systems     Confidentiality Agreement, dated October 28,
                                    125 S. Jefferson St.              1993.
                                    Suite 201
                                    Green Bay, WI 54301

------- --------------------------- --------------------------------- ------------------------------------------------
261.    Covanta Projects, Inc.      Oracle                            Support and Software Maintenance Contract.
                                    12320 Oracle Blvd.
                                    Colorado Springs, CO 80921

------- --------------------------- --------------------------------- ------------------------------------------------
262.    Covanta Projects, Inc.      PMCC Leasing Corporation          Consent and Release Agreement, dated as of
                                    200 First Stamford Place          December 31, 1992, among PMCC, Resource
                                    Stamford, CT 06902                Recovery Business Trust 1991-A, Combustion
                                                                      Engineering, Inc., and Covanta Projects, Inc.

------- --------------------------- --------------------------------- ------------------------------------------------
263.    Covanta Projects, Inc.      PMCC Leasing Corporation          Agreement among PMCC, Resource Recovery
                                    200 First Stamford Place          Business Trust 1991-A, Covanta Projects, Inc.,
                                    Stamford, CT 06902                Covanta Energy Corporation, and Michigan Waste
                                                                      to Energy, Inc.

------- --------------------------- --------------------------------- ------------------------------------------------
264.    Covanta Projects, Inc.      Quezon Power (Philippines) Ltd.   Operator Guarantee, dated as of December 10,
                                    26/F Orient Square Bldg.          1996, by Covanta Projects, Inc. in favor of
                                    Emerald Ave. Ortigas Ctr. 1206    Quezon Power (Philippines), Limited Co.
                                    Pasig City, Philippines

                                    The Chase Manhattan Bank
                                    Attn: David G. Safer
                                    540 W. 33rd Street, 15th Floor
                                    New York, N.Y. 10101
------- --------------------------- --------------------------------- ------------------------------------------------
265.    Covanta Projects, Inc.      Resource Recovery Business        Consent and Release Agreement, dated as of
                                    Trust 1991-B                      December 31, 1992, among Aircraft Services
                                    Wilmington Trust Company          Corporation, Resource Recovery Business Trust
                                    Rodney Square North               1991-B, Combustion Engineering, Inc., and
                                    1100 N. Market Street             Covanta Projects, Inc.
                                    Wilmington, DE 19899

------- --------------------------- --------------------------------- ------------------------------------------------
266.    Covanta Projects, Inc.      Resource Recovery Business        Agreement, dated January 8, 1993, among
                                    Trust 1991-B                      Aircraft Services Corporation, Resource
                                    Wilmington Trust Company          Recovery Business Trust 1991-B, Covanta
                                    Rodney Square North               Projects, Inc, Covanta Energy Corporation, and
                                    1100 N. Market Street             Michigan Waste Energy, Inc.
                                    Wilmington, DE 19899

------- --------------------------- --------------------------------- ------------------------------------------------
267.    Covanta Projects, Inc.      Resource Recovery Business        Consent and Release Agreement, dated as of
                                    Trust 1991-B                      December 31, 1992, among PMCC, Resource
                                    Wilmington Trust Company          Recovery Business Trust 1991-A, Combustion
                                    Rodney Square North               Engineering, Inc., and Covanta Projects, Inc.
                                    1100 N. Market Street
                                    Wilmington, DE 19899

------- --------------------------- --------------------------------- ------------------------------------------------
268.    Covanta Projects, Inc.      Resource Recovery Business        Agreement among PMCC, Resource Recovery
                                    Trust 1991-B                      Business Trust 1991-A, Covanta Projects, Inc.,
                                    Wilmington Trust Company          Covanta Energy Corporation, and Michigan Waste
                                    Rodney Square North               to Energy, Inc.
                                    1100 N. Market Street
                                    Wilmington, DE 19899

------- --------------------------- --------------------------------- ------------------------------------------------
269.    Covanta Projects, Inc.      Sunguard Recovery Svc.            Recovery Services Agreement.
                                    680 E. Swedesford Road
                                    Wayne, PA 19087
------- --------------------------- --------------------------------- ------------------------------------------------
270.    Covanta Projects, Inc.      Task Associates                   Lease for warehouse space at 4 Commerce Road,
                                    414 Fairfield Road                Fairfield, NJ.
                                    Fairfield, NJ 07006
------- --------------------------- --------------------------------- ------------------------------------------------
271.    Covanta Projects, Inc.      The Blackstone Group              Confidentiality Agreement, dated June 8, 1993.
                                    345 Park Ave.
                                    New York, NY 10154

------- --------------------------- --------------------------------- ------------------------------------------------
272.    Covanta Projects, Inc.      Thermoselect Incorporated         Confidentiality Agreement, dated March 15,
                                    201 West Big Beaver Road          1995.
                                    Suite 230
                                    Troy, Ml 48084
------- --------------------------- --------------------------------- ------------------------------------------------
273.    Covanta Projects, Inc.      UBS Securities, Inc.              Confidentiality Agreement, dated March 1, 1996.
                                    299 Park Ave.
                                    New York NY 10171
------- --------------------------- --------------------------------- ------------------------------------------------
274.    Covanta Projects, Inc.      Wheelabrator Environmental Sys.   Confidentiality Agreement in regard to
                                    Liberty Lane                      WES-Phix, dated June 14, 1994.
                                    Hampton, NH 03842


------- --------------------------- --------------------------------- ------------------------------------------------

1    Subject of Reorganizing Debtors pending objection to the proof of claim of
     F. Browne Gregg, assumption or rejection of contract to be determined by Debtor at a later date.

2 The Debtors believe that this contract was transferred pre-petition to Enereurope Holdings III, an affiliate of the Debtors. Certain parties are contesting that the transfer was effective. To the extent the transfer was ineffective, this Debtor is treating the contract (if executory) as an executory contract of this Debtor and is assuming the contract.

                     EXHIBIT 9.1B TO THE REORGANIZATION PLAN

                            LIST OF ASSUMING DEBTORS


Assuming Debtor                                                     Case Number
---------------                                                    -------------

Covanta Acquisition, Inc.                                          02-40861 (CB)
Covanta Alexandria/Arlington, Inc.                                 02-40929 (CB)
Covanta Babylon, Inc.                                              02-40928 (CB)
Covanta Bessemer, Inc.                                             02-40862 (CB)
Covanta Bristol, Inc.                                              02-40930 (CB)
Covanta Cunningham Environmental Support, Inc.                     02-40863 (CB)
Covanta Energy Construction, Inc.                                  02-40870 (CB)
Covanta Energy Resource Corp.                                      02-40915 (CB)
Covanta Energy Services, Inc.                                      02-40899 (CB)
Covanta Energy West, Inc.                                          02-40871 (CB)
Covanta Engineering Services, Inc.                                 02-40898 (CB)
Covanta Fairfax, Inc.                                              02-40931 (CB)
Covanta Geothermal Operations Holdings, Inc.                       02-40873 (CB)
Covanta Geothermal Operations, Inc.                                02-40872 (CB)
Covanta Heber Field Energy, Inc.                                   02-40893 (CB)
Covanta Hennepin Energy Resource Co., L.P.                         02-40906 (CB)
Covanta Hillsborough, Inc.                                         02-40932 (CB)
Covanta Honolulu Resource Recovery Venture                         02-40905 (CB)
Covanta Huntington Limited Partnership                             02-40916 (CB)
Covanta Huntington Resource Recovery One Corp.                     02-40919 (CB)
Covanta Huntington Resource Recovery Seven Corp.                   02-40920 (CB)
Covanta Huntsville, Inc.                                           02-40933 (CB)
Covanta Hydro Energy, Inc.                                         02-40894 (CB)
Covanta Hydro Operations West, Inc.                                02-40875 (CB)
Covanta Hydro Operations, Inc.                                     02-40874 (CB)
Covanta Imperial Power Services, Inc.                              02-40876 (CB)
Covanta Indianapolis, Inc.                                         02-40934 (CB)
Covanta Kent, Inc.                                                 02-40935 (CB)
Covanta Lancaster, Inc.                                            02-40937 (CB)
Covanta Lee, Inc.                                                  02-40938 (CB)
Covanta Long Island, Inc.                                          02-40917 (CB)
Covanta Marion Land Corp.                                          02-40940 (CB)
Covanta Marion, Inc.                                               02-40939 (CB)
Covanta Mid-Conn, Inc.                                             02-40911 (CB)
Covanta Montgomery, Inc.                                           02-40941 (CB)
Covanta New Martinsville Hydro-Operations Corp.                    02-40877 (CB)
Covanta Oahu Waste Energy Recovery, Inc.                           02-40912 (CB)
Covanta Onondaga Five Corp.                                        02-40926 (CB)
Covanta Onondaga Four Corp.                                        02-40925 (CB)
Covanta Onondaga Limited Partnership                               02-40921 (CB)
Covanta Onondaga Operations, Inc.                                  02-40927 (CB)
Covanta Onondaga Three Corp.                                       02-40924 (CB)
Covanta Onondaga Two Corp.                                         02-40923 (CB)
Covanta Onondaga, Inc.                                             02-40922 (CB)
Covanta Operations of Union, LLC                                   02-40909 (CB)
Covanta OPW Associates, Inc.                                       02-40908 (CB)
Covanta OPWH, Inc.                                                 02-40907 (CB)
Covanta Pasco, Inc.                                                02-40943 (CB)
Covanta Plant Services of New Jersey, Inc.                         02-40900 (CB)
Covanta Power Development of Bolivia, Inc.                         02-40856 (CB)
Covanta Power Development, Inc.                                    02-40855 (CB)
Covanta Power Equity Corp.                                         02-40895 (CB)
Covanta Projects of Hawaii, Inc.                                   02-40913 (CB)
Covanta Projects of Wallingford, L.P.                              02-40903 (CB)
Covanta RRS Holdings, Inc.                                         02-40910 (CB)
Covanta Secure Services, Inc.                                      02-40901 (CB)
Covanta SIGC Geothermal Operations, Inc.                           02-40883 (CB)
Covanta Stanislaus, Inc.                                           02-40944 (CB)
Covanta Systems, Inc.                                              02-40948 (CB)
Covanta Union, Inc.                                                02-40946 (CB)
Covanta Wallingford Associates, Inc.                               02-40914 (CB)
Covanta Waste to Energy of Italy, Inc.                             02-40902 (CB)
Covanta Waste to Energy, Inc.                                      02-40949 (CB)
Covanta Water Holdings, Inc.                                       02-40866 (CB)
Covanta Water Systems, Inc.                                        02-40867 (CB)
Covanta Water Treatment Services, Inc.                             02-40868 (CB)
DSS Environmental, Inc.                                            02-40869 (CB)
ERC Energy II, Inc.                                                02-40890 (CB)
ERC Energy, Inc.                                                   02-40891 (CB)
Heber Field Energy II, Inc.                                        02-40892 (CB)
Heber Loan Partners                                                02-40889 (CB)
OPI Quezon, Inc.                                                   02-40860 (CB)
Three Mountain Operations, Inc.                                    02-40879 (CB)
Three Mountain Power, LLC                                          02-40880 (CB)

                   EXHIBIT 9.1B(s) TO THE REORGANIZATION PLAN


           ASSUMING DEBTORS' SCHEDULE OF REJECTED CONTRACTS AND LEASES
           -----------------------------------------------------------

As of the Effective Date, all executory contracts and unexpired leases to which each Assuming Debtor is a party shall be deemed assumed except for any executory contract or unexpired lease that (i) has been previously assumed or rejected pursuant to a Final Order of the Bankruptcy Court, (ii) is specifically designated as a contract or lease on this schedule, or (iii) is the subject of a separate motion to assume or reject filed under section 365 of the Bankruptcy Code by the Reorganizing Debtors prior to the Effective Date. The Assuming Debtors reserve the right to add or remove executory contracts and unexpired leases to or from this schedule at any time prior to the Effective Date.

------- ----------------------------- ---------------------------------- ---------------------------------------------
          Name of Assuming Debtor             Name and Address                     Description of Contract
                that is the                  of the Counterparty
           Party to the Contract              (or Other Party)
                                               to the Contract
------- ----------------------------- ---------------------------------- ---------------------------------------------
1.      Covanta Acquisition, Inc.                                        No executory contract or unexpired lease
                                                                         will be rejected.
------- ----------------------------- ---------------------------------- ---------------------------------------------
2.      Covanta                                                          No executory contract or unexpired lease
        Alexandria/Arlington, Inc.                                       will be rejected.
------- ----------------------------- ---------------------------------- ---------------------------------------------
3.      Covanta Babylon, Inc.                                            No executory contract or unexpired lease
                                                                         will be rejected.
------- ----------------------------- ---------------------------------- ---------------------------------------------
4.      Covanta Bessemer, Inc.                                           No executory contract or unexpired lease
                                                                         will be rejected.
------- ----------------------------- ---------------------------------- ---------------------------------------------
5.      Covanta Bristol, Inc.                                            No executory contract or unexpired lease
                                                                         will be rejected.
------- ----------------------------- ---------------------------------- ---------------------------------------------
6.      Covanta Cunningham                                               No executory contract or unexpired lease
        Environmental Support, Inc.                                      will be rejected.
------- ----------------------------- ---------------------------------- ---------------------------------------------
7.      Covanta Energy                                                   No executory contract or unexpired lease
        Construction, Inc.                                               will be rejected.
------- ----------------------------- ---------------------------------- ---------------------------------------------
8.      Covanta Energy Resource                                          No executory contract or unexpired lease
        Corporation                                                      will be rejected.
------- ----------------------------- ---------------------------------- ---------------------------------------------
9.      Covanta Energy Services,                                         No executory contract or unexpired lease
        Inc.                                                             will be rejected.
------- ----------------------------- ---------------------------------- ---------------------------------------------
10.     Covanta Energy West, Inc.     Cakmak Ortak Avukat Buroso         Engagement Letter signed June 6, 2000.
                                      Piyade Sokak No. 18
                                      Portakal Cicegi Apt C
                                      BlokKat2
                                      06550 Cankaya, Ankara Turkey
------- ----------------------------- ---------------------------------- ---------------------------------------------
11.     Covanta Energy West, Inc.     Elektrocieplownia Bialystok SA     EC Bialystok Privatization: Information
                                      Towarzystwo Doradztwa              Memorandum, dated April11, 2000.
                                      Inwestcycyjnego
                                      Al.Jerozlimske
                                      47/4, 00-697 Warszawa, 00-698
                                      POLAND
------- ----------------------------- ---------------------------------- ---------------------------------------------
12.     Covanta Energy West, Inc.     ERG Construction Co.               Confidentiality Agreement, dated October
                                      Iran Caddesi, 57                   16, 1999.
                                      06700 Cankaya, Ankara Turkey
------- ----------------------------- ---------------------------------- ---------------------------------------------
13.     Covanta Energy West, Inc.     Pricewaterhouse Coopers            Engagement Letter dated October 26, 2000.
                                      Securities LLC
                                      630 Fifth Avenue
                                      New York, NY 10111
------- ----------------------------- ---------------------------------- ---------------------------------------------
14.     Covanta Energy West, Inc.     Pricewaterhouse Coopers            Consulting Agreement signed June15, 2000.
                                      1 Embarkment Place
                                      London WC2N 6NN
                                      United Kingdom
------- ----------------------------- ---------------------------------- ---------------------------------------------
15.     Covanta Energy West, Inc.     Pricewaterhouse Coopers            Consulting Agreement signed December 13,
                                      1 Embarkment Place                 1999.
                                      London WC2N 6NN
                                      United Kingdom
------- ----------------------------- ---------------------------------- ---------------------------------------------
16.     Covanta Energy West, Inc.     White & Case Musavirlik Ltd.       Engagement Letter signed June 6, 2000.
                                      Pivade Sokak No. 18
                                      Portakal Cicegi Apt C BlokKat2
                                      06550 Cankaya, Ankara Turkey
------- ----------------------------- ---------------------------------- ---------------------------------------------
17.     Covanta Engineering                                              No executory contract or unexpired lease
        Services, Inc.                                                   will be rejected.
------- ----------------------------- ---------------------------------- ---------------------------------------------
18.     Covanta Fairfax, Inc.                                            No executory contract or unexpired lease
                                                                         will be rejected.
------- ----------------------------- ---------------------------------- ---------------------------------------------
19.     Covanta Geothermal                                               No executory contract or unexpired lease
        Operations Holdings, Inc.                                        will be rejected.
------- ----------------------------- ---------------------------------- ---------------------------------------------
20.     Covanta Geothermal                                               Assumption and Rejection of Executory
        Operations, Inc.                                                 Contracts and Unexpired Leases are handled
                                                                         on Schedules to the Heber Debtors Joint
                                                                         Plan of Reorganization Under Chapter 11 of
                                                                         the Bankruptcy Code, as amended.
------- ----------------------------- ---------------------------------- ---------------------------------------------
21.     Covanta Heber Field Energy,                                      Assumption and Rejection of Executory
        Inc.                                                             Contracts and Unexpired Leases are handled
                                                                         on Schedules to the Heber Debtors Joint
                                                                         Plan of Reorganization Under Chapter 11 of
                                                                         the Bankruptcy Code, as amended.
------- ----------------------------- ---------------------------------- ---------------------------------------------
22.     Covanta Hennepin Energy                                          No executory contract or unexpired lease
        Resource, Co., L.P.                                              will be rejected.
------- ----------------------------- ---------------------------------- ---------------------------------------------
23.     Covanta Hillsborough, Inc.                                       No executory contract or unexpired lease
                                                                         will be rejected.
------- ----------------------------- ---------------------------------- ---------------------------------------------
24.     Covanta Honolulu Resource                                        No executory contract or unexpired lease
        Recovery Venture                                                 will be rejected.
------- ----------------------------- ---------------------------------- ---------------------------------------------
25.     Covanta Huntington Limited                                       No executory contract or unexpired lease
        Partnership                                                      will be rejected.
------- ----------------------------- ---------------------------------- ---------------------------------------------
26.     Covanta Huntington Resource                                      No executory contract or unexpired lease
        Recovery One Corporation                                         will be rejected.
------- ----------------------------- ---------------------------------- ---------------------------------------------
27.     Covanta Huntington Resource                                      No executory contract or unexpired lease
        Recovery Seven Corporation                                       will be rejected.
------- ----------------------------- ---------------------------------- ---------------------------------------------
28.     Covanta Huntsville, Inc.                                         No executory contract or unexpired lease
                                                                         will be rejected.
------- ----------------------------- ---------------------------------- ---------------------------------------------
29.     Covanta Hydro Energy, Inc.                                       No executory contract or unexpired lease
                                                                         will be rejected.
------- ----------------------------- ---------------------------------- ---------------------------------------------
30.     Covanta Hydro-Operations                                         No executory contract or unexpired lease
        West, Inc.                                                       will be rejected.
------- ----------------------------- ---------------------------------- ---------------------------------------------
31.     Covanta Hydro-Operations,                                        No executory contract or unexpired lease
        Inc.                                                             will be rejected.
------- ----------------------------- ---------------------------------- ---------------------------------------------
32.     Covanta Imperial Power                                           Assumption and Rejection of Executory
        Services, Inc.                                                   Contracts and Unexpired Leases are handled
                                                                         on Schedules to the Heber Debtors Joint
                                                                         Plan of Reorganization Under Chapter 11 of
                                                                         the Bankruptcy Code, as amended.
------- ----------------------------- ---------------------------------- ---------------------------------------------
33.     Covanta Indianapolis, Inc                                        No executory contract or unexpired lease
                                                                         will be rejected.
------- ----------------------------- ---------------------------------- ---------------------------------------------
34.     Covanta Kent, Inc.                                               No executory contract or unexpired lease
                                                                         will be rejected.
------- ----------------------------- ---------------------------------- ---------------------------------------------
35.     Covanta Lancaster, Inc.                                          No executory contract or unexpired lease
                                                                         will be rejected.
------- ----------------------------- ---------------------------------- ---------------------------------------------
36.     Covanta Lee, Inc.                                                No executory contract or unexpired lease
                                                                         will be rejected.
------- ----------------------------- ---------------------------------- ---------------------------------------------
37.     Covanta Long Island, Inc.                                        No executory contract or unexpired lease
                                                                         will be rejected.
------- ----------------------------- ---------------------------------- ---------------------------------------------
38.     Covanta Marion Land                                              No executory contract or unexpired lease
        Corporation                                                      will be rejected.
------- ----------------------------- ---------------------------------- ---------------------------------------------
39.     Covanta Marion, Inc.                                             No executory contract or unexpired lease
                                                                         will be rejected.
------- ----------------------------- ---------------------------------- ---------------------------------------------
40.     Covanta Mid-Conn, Inc.                                           No executory contract or unexpired lease
                                                                         will be rejected.
------- ----------------------------- ---------------------------------- ---------------------------------------------
41.     Covanta Montgomery, Inc.                                         No executory contract or unexpired lease
                                                                         will be rejected.
------- ----------------------------- ---------------------------------- ---------------------------------------------
42.     Covanta New Martinsville                                         No executory contract or unexpired lease
        Hydro-Operations Corporation                                     will be rejected.
------- ----------------------------- ---------------------------------- ---------------------------------------------
43.     Covanta Oahu Waste Energy                                        No executory contract or unexpired lease
        Recovery, Inc.                                                   will be rejected.
------- ----------------------------- ---------------------------------- ---------------------------------------------
44.     Covanta Onondaga Limited                                         No executory contract or unexpired lease
        Partnership                                                      will be rejected.

------- ----------------------------- ---------------------------------- ---------------------------------------------
45.     Covanta Onondaga Two Corp.                                       No executory contract or unexpired lease
                                                                         will be rejected.
------- ----------------------------- ---------------------------------- ---------------------------------------------
46.     Covanta Onondaga Three Corp.                                     No executory contract or unexpired lease
                                                                         will be rejected.
------- ----------------------------- ---------------------------------- ---------------------------------------------
47.     Covanta Onondaga Four Corp.                                      No executory contract or unexpired lease
                                                                         will be rejected.
------- ----------------------------- ---------------------------------- ---------------------------------------------
48.     Covanta Onondaga Five Corp.                                      No executory contract or unexpired lease
                                                                         will be rejected.
------- ----------------------------- ---------------------------------- ---------------------------------------------
49.     Covanta Operations of                                            No executory contract or unexpired lease
        Union, LLC                                                       will be rejected.
------- ----------------------------- ---------------------------------- ---------------------------------------------
50.     Covanta OPW Associates, Inc.                                     No executory contract or unexpired lease
                                                                         will be rejected.
------- ----------------------------- ---------------------------------- ---------------------------------------------
51.     Covanta OPWH, Inc.                                               No executory contract or unexpired lease
                                                                         will be rejected.
------- ----------------------------- ---------------------------------- ---------------------------------------------
52.     Covanta Pasco, Inc.                                              No executory contract or unexpired lease
                                                                         will be rejected.
------- ----------------------------- ---------------------------------- ---------------------------------------------
53.     Covanta Plant Services of                                        No executory contract or unexpired lease
        New Jersey, Inc.                                                 will be rejected.
------- ----------------------------- ---------------------------------- ---------------------------------------------
54.     Covanta Power Development                                        No executory contract or unexpired lease
        of Bolivia, Inc.                                                 will be rejected.
------- ----------------------------- ---------------------------------- ---------------------------------------------
55.     Covanta Power Development,                                       No executory contract or unexpired lease
        Inc.                                                             will be rejected.
------- ----------------------------- ---------------------------------- ---------------------------------------------
56.     Covanta Power Equity                                             No executory contract or unexpired lease
        Corporation                                                      will be rejected.
------- ----------------------------- ---------------------------------- ---------------------------------------------
57.     Covanta Projects of Hawaii,                                      No executory contract or unexpired lease
        Inc.                                                             will be rejected.
------- ----------------------------- ---------------------------------- ---------------------------------------------
58.     Covanta Projects of                                              No executory contract or unexpired lease
        Wallingford, L.P                                                 will be rejected.
------- ----------------------------- ---------------------------------- ---------------------------------------------
59.     Covanta RRS Holdings, Inc.                                       No executory contract or unexpired lease
                                                                         will be rejected.
------- ----------------------------- ---------------------------------- ---------------------------------------------
60.     Covanta Secure Services,                                         No executory contract or unexpired lease
        Inc.                                                             will be rejected.
------- ----------------------------- ---------------------------------- ---------------------------------------------
61.     Covanta SIGC Geothermal                                          Assumption and Rejection of Executory
        Operations, Inc.                                                 Contracts and Unexpired Leases are handled
                                                                         on Schedules to the Heber Debtors Joint
                                                                         Plan of Reorganization Under Chapter 11 of
                                                                         the Bankruptcy Code, as amended.
------- ----------------------------- ---------------------------------- ---------------------------------------------
62.     Covanta Stanislaus, Inc.                                         No executory contract or unexpired lease
                                                                         will be rejected.
------- ----------------------------- ---------------------------------- ---------------------------------------------
63.     Covanta Systems, Inc.         F. Browne Gregg                    Agreement, dated October 17, 1988, as
                                      1616 S. 14th St.                   amended.1
                                      Leesburg, FL 32718

------- ----------------------------- ---------------------------------- ---------------------------------------------
64.     Covanta Systems, Inc.         F. Browne Gregg                    First Amendment Agreement, dated November
                                      1616 S. 14th St.                   10, 1988.2
                                      Leesburg, FL 32718

------- ----------------------------- ---------------------------------- ---------------------------------------------
65.     Covanta Systems, Inc.         F. Browne Gregg                    2nd First Amendment Agreement, dated
                                      1616 S. 14th St.                   January 4, 2000.3
                                      Leesburg, FL 32718



------- ----------------------------- ---------------------------------- ---------------------------------------------
66.     Covanta Union, Inc.                                              No executory contract or unexpired lease
                                                                         will be rejected.
------- ----------------------------- ---------------------------------- ---------------------------------------------
67.     Covanta Wallingford                                              No executory contract or unexpired lease
        Associates, Inc.                                                 will be rejected.
------- ----------------------------- ---------------------------------- ---------------------------------------------
68.     Covanta Waste to Energy of                                       No executory contract or unexpired lease
        Italy, Inc.                                                      will be rejected.
------- ----------------------------- ---------------------------------- ---------------------------------------------
69.     Covanta Waste to Energy,                                         No executory contract or unexpired lease
        Inc.                                                             will be rejected.
------- ----------------------------- ---------------------------------- ---------------------------------------------
70.     Covanta Water Holdings, Inc.                                     No executory contract or unexpired lease
                                                                         will be rejected.
------- ----------------------------- ---------------------------------- ---------------------------------------------
71.     Covanta Water Systems, Inc.   Ogden Yorkshire Water Company      Engineering, Marketing and Operations
                                      40 Lane Road                       Service Agreement, dated October 21, 1996.
                                      CN2615
                                      Fairfield, NJ 07007
------- ----------------------------- ---------------------------------- ---------------------------------------------
72.     Covanta Water Systems, Inc.   Yorkshire Water Intl Ltd.         Engineering, Marketing and Operations
                                      2 The Embankment, Sovereign St.    Service Agreement, dated October 21, 1996.
                                      Attn: Managing Director
                                      Leeds, LSI 4BG
                                      United Kingdom
------- ----------------------------- ---------------------------------- ---------------------------------------------
73.     Covanta Water Systems, Inc.   Yorkshire Water plc                Engineering, Marketing and Operations
                                      2 The Embankment, Sovereign St.    Service Agreement, dated October 21, 1996.
                                      Attn: Managing Director
                                      Leeds, LSI 45B
                                      United Kingdom
------- ----------------------------- ---------------------------------- ---------------------------------------------
74.     Covanta Water Treatment                                          No executory contract or unexpired lease
        Services, Inc.                                                   will be rejected.
------- ----------------------------- ---------------------------------- ---------------------------------------------
75.     DSS Environmental, Inc.       Olivia Development, LLC            Lease Agreement for Office Space.
                                      Mr. Steve Olivia, Jr.
                                      2037 Fly Road
                                      East Syracuse, NY 13057
------- ----------------------------- ---------------------------------- ---------------------------------------------
76.     ERC Energy II, Inc.                                              Assumption and Rejection of Executory
                                                                         Contracts and Unexpired Leases are handled
                                                                         on Schedules to the Heber Debtors Joint
                                                                         Plan of Reorganization Under Chapter 11 of
                                                                         the Bankruptcy Code, as amended.
------- ----------------------------- ---------------------------------- ---------------------------------------------
77.     ERC Energy, Inc.                                                 Assumption and Rejection of Executory
                                                                         Contracts and Unexpired Leases are handled
                                                                         on Schedules to the Heber Debtors Joint
                                                                         Plan of Reorganization Under Chapter 11 of
                                                                         the Bankruptcy Code, as amended.
------- ----------------------------- ---------------------------------- ---------------------------------------------
78.     Heber Field Energy II, Inc.                                      Assumption and Rejection of Executory
                                                                         Contracts and Unexpired Leases are handled
                                                                         on Schedules to the Heber Debtors Joint
                                                                         Plan of Reorganization Under Chapter 11 of
                                                                         the Bankruptcy Code, as amended.
------- ----------------------------- ---------------------------------- ---------------------------------------------
79.     Heber Loan Partners                                              Assumption and Rejection of Executory
                                                                         Contracts and Unexpired Leases are handled
                                                                         on Schedules to the Heber Debtors Joint
                                                                         Plan of Reorganization Under Chapter 11 of
                                                                         the Bankruptcy Code, as amended.
------- ----------------------------- ---------------------------------- ---------------------------------------------
80.     OPI Quezon, Inc.                                                 No executory contract or unexpired lease
                                                                         will be rejected.
------- ----------------------------- ---------------------------------- ---------------------------------------------
81.     Three Mountain Operations,                                       No executory contract or unexpired lease
        Inc.                                                             will be rejected.
------- ----------------------------- ---------------------------------- ---------------------------------------------
82.     Three Mountain Power, LLC                                        No executory contract or unexpired lease
                                                                         will be rejected.
------- ----------------------------- ---------------------------------- ---------------------------------------------


1 Subject of Reorganizing Debtors' pending objection to the proof of claim of F. Browne Gregg, assumption or rejection of contract to be determined by Debtor at a later date.


2 Subject of Reorganizing Debtors' pending objection to the proof of claim of F. Browne Gregg, assumption or rejection of contract to be determined by Debtor at a later date.


3 Subject of Reorganizing Debtors' pending objection to the proof of claim of F. Browne Gregg, assumption or rejection of contract to be determined by Debtor at a later date.